U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                 SCHEDULE 14A
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No. 1)
                          --------------------------



Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-12

                               THE TOPIARY FUND
                     FOR BENEFIT PLAN INVESTORS (BPI) LLC
 (Name of Registrant as Specified In Its Limited Liability Company Agreement)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                               EXPLANATORY NOTE

This Proxy Statement is organized as follows:

     1. Letter to Members of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Fund")

     2. Questions and Answers regarding the proposed Reorganization of the Topiary Fund into Hatteras Multi-Strategy TEI Fund, L.P. (the "Hatteras Fund")

     3. Notice of Special Meeting of Members of the Topiary Fund

     4. Proxy Statement regarding the proposed Reorganization of the Topiary Fund into the Hatteras Fund

     In addition, the investors in the Topiary Fund will be given copies of the Confidential Offering Memorandum, dated September 20, 2006, of the Hatteras Fund (as filed as part of the Hatteras Fund's Registration Statement on Form N-2), the limited partnership agreement of the Hatteras Fund and the annual report of the Hatteras Fund for the year ended March 31, 2007 (as filed as part of the Hatteras Fund's Annual Report on Form N-CSR), each of which have been filed with the Securities and Exchange Commission in accordance with the requirements of the Investment Company Act of 1940. Investors will also be given copies of the Form ADV of the Hatteras Investment Manager and the Hatteras Fund's Privacy Policy.

             THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC
                                345 Park Avenue
                           New York, New York 10154
                                (212) 454-3000

                                                               August 15, 2007

Dear Member:

     You are cordially invited to attend a special member meeting (the "Special Meeting") of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Fund") to be held on Friday, September 21, 2007 at 9:00 a.m. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the Topiary Fund.

     The proposal you will be asked to consider at the meeting, as further described in the enclosed Proxy Statement, is the proposed reorganization of the Topiary Fund (the "Reorganization") involving the acquisition of substantially all of the assets and certain liabilities of the Topiary Fund by the Hatteras Multi-Strategy TEI Fund, L.P. (the "Hatteras Fund") in exchange for limited partnership interests of the Hatteras Fund, which has an investment objective and investment policies similar to those of the Topiary Fund. The members (each, a "Member") of the Topiary Fund will not bear the costs directly associated with the Reorganization.

     The Hatteras Fund commenced operations in April 2005 and had net assets of approximately $130 million at March 31, 2007 (compared with the Topiary Fund's assets of approximately $86 million at that date). Like the Topiary Fund, the Hatteras Fund is designed for tax-exempt and tax-deferred investors. The Hatteras Fund's investment manager is Hatteras Investment Partners LLC ("Hatteras Investment Manager"), which maintains its principal place of business in Raleigh, North Carolina, and its general partner is Hatteras Investment Management LLC, an affiliate of the Hatteras Investment Manager (the "Hatteras General Partner").

     The Board of Directors of the Topiary Fund believes the Reorganization is in the best interests of the Topiary Fund and its Members, and unanimously recommends that you vote "For" the proposed Reorganization (and the reorganization involving the Topiary Master Fund and the Hatteras Master Fund (each as defined in the Proxy Statement)).

     I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a Member, your vote is important, and we hope that you will respond today to ensure that your interest in the Topiary Fund (each, an "Interest") will be represented at the Special Meeting. You may vote in one of the following ways:

     o    By calling us toll-free at 1 (877) 456-6399;

     o    By Internet at www.2voteproxy.com;

     o    By returning the enclosed proxy card in the postage-paid envelope;
          or

     o    In person at the Special Meeting.

     As always, we appreciate your support.

                                    Sincerely,

                                    Pamela Kiernan
                                    President and Chief Executive Officer

                   Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your Interest to be voted, your Interest will be voted "For" the Reorganization. If your Interest is held through a broker, you must provide voting instructions to your broker about how to vote your Interest in order for your broker to vote your Interest at the Special Meeting.

------------------------------------------------------------------------------

                               IMPORTANT NOTICE

As an investor in the Topiary Fund, you previously certified that you qualified as a "Qualified Client" under the Investment Advisers Act of 1940 and an "Accredited Investor" under the Securities Act of 1933. Satisfaction of both requirements was a condition to your investment in the Topiary Fund.

The Hatteras Fund imposes similar requirements on its investors. As described on page 40 of the enclosed proxy statement, investors in the Topiary Fund who can no longer satisfy such requirements will not be eligible to participate in the Reorganization. If you do not meet both of these two requirements, as described on page 40 of the proxy statement, please promptly notify the Topiary Fund. Investors who indicate that they do not meet both of these requirements may be contacted by a representative of DB Investment Managers, Inc. to discuss their investment. See "Information About the Reorganization - Eligible Participants."
------------------------------------------------------------------------------

                              QUESTIONS & ANSWERS

     We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the issues to be considered at the Special Meeting.

Q: Why is a meeting of Members being held?

A: You are being asked to approve the reorganization (the "Reorganization") involving The Topiary Fund for Benefit Plan Investors (BPI) LLC ("Topiary Fund") and the Hatteras Multi-Strategy TEI Fund, L.P. ("Hatteras Fund"), a fund that pursues an investment objective and investment policies similar to those of the Topiary Fund. If the proposed Reorganization is approved and completed, you will become a limited partner (each, a "Limited Partner" or a "Partner") of the Hatteras Fund and the Topiary Fund will be terminated as a limited liability company under Delaware law and deregistered as an investment company under the Investment Company Act of 1940.

Q: How does the Board of Directors suggest that I vote?

A: After consideration of the facts they believed relevant, the Board of Directors of the Topiary Fund (the "Topiary Fund Board") has determined that the proposed Reorganization is in the best interests of the Members of the Topiary Fund and recommends that you cast your vote "For" the proposed Reorganization. The Topiary Fund Board anticipates that Members of the Topiary Fund will benefit from the expected operating efficiencies resulting from the larger net asset size of the combined fund, the combined fund's prospects for growth which make it a more viable long-term investment product and the fact that, if the Reorganization is not approved, DB Investment Managers, Inc. ("DBIM") will recommend that the Topiary Fund be liquidated and, if the Directors approve the liquidation, Members would not receive their final share of the liquidation proceeds until 2010 or later. The Topiary Fund Board also considered the similar investment objectives and policies of the Topiary Fund and the Hatteras Fund in reaching its decision to recommend that Members vote in favor of the proposed Reorganization.

Q: How will the Reorganization affect me?

A: If Members of the Topiary Fund approve the proposed Reorganization, substantially all the assets and liabilities of the Topiary Fund will be combined with those of the Hatteras Fund, a capital account (each, a "Capital Account") will be set up in your name at the Hatteras Fund and you will receive a Limited Partnership Interest in the Hatteras Fund. The value of your investment in the Hatteras Fund will be based on, and equal to the value of, the capital account that you held in the Topiary Fund as of the Valuation Time, as described in the Proxy Statement. However, due to the larger size of the combined fund, a Member of the Topiary Fund will hold a smaller percentage of ownership in the Hatteras Fund than he or she held in the Topiary Fund prior to the Reorganization. The Hatteras Fund also currently has a higher fee expense ratio than the Topiary Fund, so Members would incur higher operating expenses.

Q: Will the privileges I enjoy as a Member of the Topiary Fund change after the Reorganization?

A: Your rights as a Member in the Topiary Fund will be substantially similar to your rights as a Limited Partner in the Hatteras Fund and the investor services available to you after the Reorganization will be substantially the same. Members may have more opportunities to participate in tender offers as the Hatteras Fund conducts tender offers generally on a quarterly basis and for approximately 5% of its Limited Partnership Interests while the Topiary Fund conducts tender offers on a semi-annual basis for approximately 15% of its Interests.

Q: Who will advise the Hatteras Fund once the Reorganization is completed?

A: Hatteras Investment Partners LLC (the "Hatteras Investment Manager") will serve as the investment manager and Hatteras Investment Management LLC (the "Hatteras General Partner") will serve as the general partner of the Hatteras Fund after the Reorganization.




Please refer to the Proxy Statement and the enclosed materials for a detailed explanation of the proposed Reorganization and for a more complete description of the Hatteras Fund.

Q: Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A: No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. However, immediately prior to the effective date of the Reorganization, any accrued Incentive Allocations will be reallocated from the Capital Accounts of Topiary Fund Members to the Capital Account of DBIM. Further, Members of the Topiary Fund who acquire Limited Partnership Interests in the Hatteras Fund may be subject to a placement fee in connection with any additional purchases of Limited Partnership Interests. See "Summary -- Fees and Expenses" in the Proxy Statement.

Q: Will I have to pay any repurchase fee if I wish to withdraw all of the Limited Partnership Interests that I receive in the Hatteras Fund as a result of the Reorganization?

A: No. Although a Partner in the Hatteras Fund who participates in a tender offer may be subject to a repurchase fee payable to the Hatteras Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the relevant valuation date, the Members of the Topiary Master Fund who receive Limited Partnership Interests pursuant to the Reorganization shall be credited by the Hatteras Fund with, and shall carry over, the holding period of their Interests for all purposes including the calculation of any repurchase fee.

Q: How do operating expenses paid by the Hatteras Fund compare to those payable by the Topiary Fund?

A: The operating expenses paid by the Hatteras Fund are higher than those payable by the Topiary Fund.

As of March 31, 2007, DBIM contractually capped the operating expense ratio of the Topiary Fund at 1.75% (the "Topiary Fund Expense Limitation Agreement"). However, DBIM has informed the Directors that it will not renew the Topiary Fund Expense Limitation Agreement for the fiscal year beginning April 1, 2008. Based on the current assets of the Topiary Fund, DBIM has estimated that the annual expense ratio following the expiration of the Topiary Fund Expense Limitation Agreement will be approximately 1.96%. The Hatteras Investment Manager and the Hatteras General Partner have agreed to cap the Hatteras Fund's operating expense ratio (excluding certain investment related expenses such as foreign tax withholdings and line of credit interest expenses ("Investment Related Expenses")) at 2.35% through November 1, 2008 (the "Hatteras Fund Expense Limitation"). Pursuant to the Hatteras Fund Expense Limitation, the Hatteras Fund will carry forward, for a period not to exceed
(3) three years, any expenses in excess of the Hatteras Fund Expense Limitation and repay the Hatteras Investment Manager such amounts, provided the Hatteras Fund is able to effect such reimbursement and remain in compliance with the Hatteras Fund Expense Limitation. As of June 30, 2007, the Hatteras Fund's net expense ratio was 2.19%.

The Topiary Fund Board has considered the operating expenses of both the Topiary Fund and the Hatteras Fund as described above, the fact that DBIM will not renew the Topiary Fund Expense Limitation Agreement and the fact that, if the Reorganization is not approved, DBIM will propose that the Topiary Fund be liquidated with Members receiving their entire liquidation proceeds on or after 2010 (as described more fully below). On the basis of these considerations, the Topiary Fund Board determined that the higher operating expense ratio of the Hatteras Fund is justified and in the best interests of Members as the combined fund's net operating expense ratio will be more stable than the Topiary Fund's expense ratio, which will dramatically increase as its assets decline from, among other things, liquidation and distributions to Members, repurchase offers and/or from increases in levels of operating expenses.

Q: What will I have to do to have a Capital Account in the Hatteras Fund? What happens to my Capital Account if the Reorganization is approved?

A: If the Reorganization is approved, a Capital Account will be set up in your name and your interest (each, an "Interest") in the Topiary Fund automatically will be converted into a Limited Partnership Interest in the Hatteras Fund, and we will send you written confirmation that this change has taken place. The value of the Capital Account that you will hold in the Hatteras Fund will be based on, and equal to the value of, the Capital Account that you held in the Topiary Fund. No certificates for Limited Partnership Interests will be issued in connection with the Reorganization.



Please refer to the Proxy Statement and the enclosed materials for a detailed explanation of the proposed Reorganization and for a more complete description of the Hatteras Fund.

Q: Will I have to pay any federal taxes as a result of the Reorganization?

A: In general, the Topiary Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities in exchange for Limited Partnership Interests in the Hatteras Fund or as a result of its liquidation, and you will generally not recognize any gain or loss upon your receipt of a Limited Partnership Interest in the Hatteras Fund in connection with the Reorganization.

Q: Will all investors in the Topiary Fund participate in the Reorganization?

A: Investors in the Topiary Fund will be eligible to participate in the Reorganization provided they continue to qualify as a "Qualified Client" under the Investment Advisers Act of 1940 and an "Accredited Investor" under the Securities Act of 1933. Such investors will also be required to satisfy the Hatteras Fund's "Know Your Client requirements" and to provide the Hatteras Fund with additional information in connection therewith. See "Information About the Reorganization" on page 43 of the attached proxy statement. If you do not meet these three requirements, please promptly notify the Topiary Fund.

Q: Can I withdraw my Interest before the Reorganization takes place?

A: No, the Topiary Fund is not contemplating conducting any offers to repurchase Interests from Members.

Q: How do I vote my proxy?

A: You may cast your vote by mail, telephone or internet or in person at the Special Meeting of Members. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q: When will the Reorganization occur?

A: If all of the required approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur on September 30, 2007.

Q: What if the Reorganization is approved by Members but I do not wish to remain a Partner of the Hatteras Fund?

A: If the Reorganization is approved by Members but you do not wish to remain a Partner of the Hatteras Fund, at the earliest, you may submit a request to tender all or a portion of your Limited Partnership Interest in the tender offer conducted by the Hatteras Fund as of March 31, 2008. However, if the March 31, 2008 tender offer is oversubscribed, the Hatteras Fund may repurchase only a pro-rata portion of the Limited Partnership Interests that are tendered. See "Comparison of the Topiary Fund and the Hatteras Fund--Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of Interests" for more detailed information.

Q: What will happen to the Topiary Fund if the Reorganization is not approved by its Members at the Special Meeting?

A: If the Reorganization is not approved, DBIM will recommend that the Topiary Fund be liquidated and, if the Directors approve the liquidation, the Topiary Fund will be liquidated and dissolved. In such event, although Members of the Topiary Fund are expected to receive a majority of the liquidation proceeds in 2008, Members of the Topiary Fund may not receive their entire liquidation proceeds until 2010 (or potentially later). See "Summary -- Background and Reasons for the Proposed Reorganization" in the Proxy Statement.

Q: Whom do I contact for further information?

A: You can contact your financial adviser for further information. You may also call PFPC Inc., our proxy solicitation firm at 1 (877) 456-6399.

     Important additional information about the proposal is set forth in the accompanying Proxy Statement. Please read it carefully.



Please refer to the Proxy Statement and the enclosed materials for a detailed explanation of the proposed Reorganization and for a more complete description of the Hatteras Fund.

             THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC
                                345 Park Avenue
                           New York, New York 10154
                                (212) 454-3000

                     NOTICE OF SPECIAL MEETING OF MEMBERS
                       TO BE HELD ON SEPTEMBER 21, 2007

To the Members:

     This is to notify you that a Special Meeting of Members (the "Special Meeting") of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Fund") will be held on Friday, September 21, 2007 at 9:00 a.m., Eastern time, at the offices of the Topiary Fund at 345 Park Avenue, New York, New York 10154, for the following purposes:

     1. To consider a proposal to approve a Reorganization pursuant to which the Topiary Fund would transfer substantially all of its assets and certain liabilities to the Hatteras Multi-Strategy TEI Fund, L.P. (the "Hatteras Fund") in exchange solely for limited partnership interests of the Hatteras Fund, which will be distributed by the Topiary Fund to the holders of its interests (each, an "Interest") in complete liquidation thereof; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Board of Directors of the Topiary Fund has fixed the close of business on August 1, 2007 as the record date for determination of the members (each, a "Member") of the Topiary Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

     It is very important that your voting instructions be received prior to the Special Meeting date. Instructions for an Interest held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

     Your vote is important regardless of the size of your holdings in the Topiary Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain Members may also vote by telephone or over the internet; please see page 50 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled "Voting Information and Requirements--Manner of Voting" for more information.

                                    By Order of the Board of Directors,

                                    John H. Kim
                                    Secretary

New York, New York
August 15, 2007

                                PROXY STATEMENT

             THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC
                                345 Park Avenue
                           New York, New York 10154
                                (212) 454-3000

     This Proxy Statement is furnished to you as a member (each, a "Member") of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Fund"). A special meeting of the Members of the Topiary Fund (the "Special Meeting") will be held at the offices of the Topiary Fund, at 345 Park Avenue, New York, New York 10154, on Friday, September 21, 2007 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Proxy Statement. Members of record of the Topiary Fund as of the close of business on August 1, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Proxy Statement, proxy card and accompanying Notice of Special Meeting of Members were first sent or given to members of the Topiary Fund on or about August 15, 2007. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the Topiary Fund (the "Topiary Fund Board") requests that Members vote their interests (each, an "Interest") by completing and returning the enclosed form of proxy. After consideration of the factors they believed relevant, the Topiary Fund Board has determined that the proposed Reorganization is in the best interests of the Members of the Topiary Fund and recommends that you vote "For" the proposed Reorganization (and the reorganization involving the Topiary Master Fund and the Hatteras Master Fund (each as defined below)).

     The purposes of the Special Meeting are:

     1. To consider a proposal to approve a reorganization (the "Reorganization"), including the Agreement and Plan of Reorganization attached to this Proxy Statement as Exhibit A and the Agreement and Plan of Reorganization relating to the Topiary Master Fund (as defined below) and the Hatteras Master Fund (as defined below), pursuant to which the Topiary Fund would transfer substantially all of its assets and liabilities to the Hatteras Multi-Strategy TEI Fund, L.P. (the "Hatteras Fund") in exchange solely for limited partnership interests ("Limited Partnership Interests") of the Hatteras Fund, which will be distributed by the Topiary Fund to the holders of its Interests in complete liquidation thereof; and

     2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

     The Topiary Fund is a closed-end investment company that has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Topiary Fund has invested substantially all of its investable assets in The Topiary Offshore Fund for Benefit Plan Investors (BPI) LDC, a Cayman Islands limited duration company (the "Topiary Offshore Fund"). The Topiary Offshore Fund in turn has invested substantially all of its assets in The Topiary Master Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Master Fund"), a registered investment company with the same objectives as the Topiary Fund.

     The Reorganization involves the transfer of substantially all of the Topiary Fund's assets (including its investments held through the Topiary Master Fund) to the Hatteras Fund and the assumption by the Hatteras Fund of certain of the Topiary Fund's liabilities. The Boards of Directors of the Topiary Fund and the Topiary Master Fund, which consist of the same three independent directors, have approved the Reorganization. For purposes of this Proxy Statement, unless otherwise indicated, references to the Topiary Fund include its investment in the Topiary Master Fund and references to the Topiary Fund Board include the board of directors of the Topiary Master Fund.

     The Hatteras Fund is organized with a similar structure as the Topiary Fund. Under this structure, the Hatteras Fund has invested substantially all of its assets in the Hatteras Multi-Strategy Offshore Fund, LDC, a Cayman Islands limited duration company (the "Hatteras Offshore Fund"). The Hatteras Offshore Fund in turn invests substantially all of its assets in the Hatteras Master Fund, L.P. (the "Hatteras Master Fund"), which is also registered under the 1940 Act and has the same investment objective as the Hatteras Fund.

     The Topiary Fund Board and the Board of Directors of the Hatteras Fund (the "Hatteras Fund Board") have each approved the Reorganization.

     If the Topiary Fund's Members approve the Reorganization, the Topiary Fund will transfer substantially all of its assets and liabilities to the Hatteras Fund. The Hatteras Fund will simultaneously issue Limited Partnership Interests to the Hatteras Fund having a value equal to the net assets of the Topiary Fund being acquired by the Hatteras Fund and determined as of September 30, 2007 (the "Valuation Time"). Immediately thereafter, the Topiary Fund will distribute these Limited Partnership Interests of the Hatteras Fund to its Members and such Members will be admitted as Partners of the Hatteras Fund. After distributing these Limited Partnership Interests, the Topiary Fund will be dissolved and terminated as a limited liability company under Delaware law and deregistered as an investment company under the 1940 Act. As a result of the Reorganization, a Member of the Topiary Fund will have a capital account (each, a "Capital Account") with the Hatteras Fund with a value based on, and equal to, the value of their Capital Account with the Topiary Fund but, due to the larger size of the combined fund, will hold a smaller percentage of ownership in the combined fund than such Member held in the Topiary Fund prior to the Reorganization. After the Reorganization, the Hatteras Fund will continue to operate as a registered closed-end investment company.

     This Proxy Statement sets forth concisely information Members of the Topiary Fund should know before voting on the Reorganization. Please read it carefully and retain it for future reference.

     The following documents, each having been filed with the Securities and Exchange Commission (the "SEC"), accompany this Proxy Statement:

     o the Confidential Offering Memorandum dated September 20, 2006 of the Hatteras Fund (the "Hatteras Fund Offering Memorandum");

     o the Annual Report of the Hatteras Fund for the year ended March 31, 2007 (the "Hatteras Fund Annual Report");

     o the Limited Partnership Agreement of the Hatteras Fund (the "Hatteras Fund Limited Partnership Agreement");

     o    the Form ADV of the Hatteras Investment Manager; and

     o    the Privacy Policy of the Hatteras Fund.

You previously have been sent copies of the Topiary Fund's current prospectus dated July 26, 2006 (the "Topiary Fund Prospectus") and its Annual Report for the year ended March 31, 2007.

     The Funds are subject to the informational requirements of the 1940 Act and, in accordance therewith, file reports and other information with the SEC. Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:


   The Topiary Fund For Benefit Plan Investors (BPI) LLC        Hatteras Multi-Strategy TEI Fund, L.P.
   345 Park Avenue                                              8540 Colonnade Center Drive
   New York, New York 10154                                     Suite 401
   (212) 454-3000                                               Raleigh, North Carolina 27615
                                                                (919) 846-2324


     You also may view or obtain these documents from the SEC:


      In Person:         At the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC
                         20549.  Call 1 (202) 551-8090 for hours of operation

      By Mail:           Public Reference Section
                         Office of Consumer Affairs and Information Services
                         Securities and Exchange Commission
                         100 F Street, N.E.
                         Washington, DC 20549
                         (duplicating fee required)

      By E-mail:         publicinfo@sec.gov
                         ------------------
                         (duplicating fee required)

      By Internet:       www.sec.gov


     The Topiary Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     The date of this Proxy Statement is August 15, 2007.


                                             TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----


SUMMARY......................................................................................................5

    The Proposed Reorganization..............................................................................5
    Background and Reasons for the Proposed Transaction......................................................6
    Investment Objectives and Principal Investment Strategies................................................8
    Fees and Expenses........................................................................................9
    Federal Tax Consequences................................................................................12
    Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of Interests.........................12

COMPARISON OF THE TOPIARY FUND AND THE HATTERAS FUND........................................................15

    Comparison of Investment Objectives and Strategy........................................................15
    Principal and Other Investment Risks....................................................................15
    Investment Objectives and Principal Investment Strategies...............................................23
    Performance Information.................................................................................32
    Management of the Funds.................................................................................33
    Other Service Providers.................................................................................35
    Sales Charges, Placement Agent and Investor Servicing Fees..............................................36
    Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of Interests.........................37

FINANCIAL HIGHLIGHTS........................................................................................40

INFORMATION ABOUT THE REORGANIZATION........................................................................40

    Eligible Participants...................................................................................40
    General 40
    Terms of the Reorganization Agreement...................................................................41
    Section 15(f) of the Investment Company Act of 1940.....................................................42
    Reasons for the Reorganization..........................................................................42
    Material U.S. Federal Income Tax Consequences of the Reorganization.....................................45
    Expenses of the Reorganization..........................................................................45
    Capital Accounts........................................................................................46
    Legal Matters...........................................................................................46

OTHER INFORMATION...........................................................................................46

    Capitalization..........................................................................................46
    Member/Limited Partner Information......................................................................46
    Member/Limited Partner Rights and Obligations...........................................................46
    Member/Limited Partner Proposals........................................................................47
    Solicitation of Proxies.................................................................................47

VOTING INFORMATION AND REQUIREMENTS.........................................................................48

    General.................................................................................................48
    Member Approval.........................................................................................48
    Manner of Voting........................................................................................49

FORM OF AGREEMENT AND PLAN OF REORGANIZATION (FEEDER FUNDS)................................................A-1


                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Members should read the entire Proxy Statement carefully.

     Each of the Topiary Fund and the Hatteras Fund is a closed-end management investment company registered with the SEC. The Topiary Fund is organized as a limited liability company under the laws of the State of Delaware. The Hatteras Fund is organized as a limited partnership under the laws of the State of Delaware. The Topiary Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles by investing substantially all of its assets, through its indirect investment in the Topiary Master Fund, in the securities of approximately 50 to 100 privately placed investment vehicles, typically referred to as hedge funds, managed pursuant to various alternative or non-traditional investment strategies ("Investment Funds"). The Topiary Fund is designed for investment by tax-exempt and tax-deferred investors. The Hatteras Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. Substantially all of the Hatteras Fund's assets are invested indirectly in the Hatteras Master Fund, in a structure which is similar to the Topiary Fund's investment in the Topiary Master Fund. The Hatteras Fund seeks to allocate its assets among at least 20 advisors (each, an "Advisor"), generally through investments in a wide range of investment vehicles managed by the Advisors utilizing one or more of six investment strategies. As of March 31, 2007, the Hatteras Master Fund had allocated its assets to 79 Advisors and a total of 93 underlying investment entities. Like the Topiary Fund, the Hatteras Fund is designed for investment by tax-exempt and tax-deferred investors.

     The Topiary Fund's Interests are registered under the Securities Act of 1933, as amended (the "Securities Act"), and are publicly offered on a continuous basis but are subject to substantial limits on transferability and resale. The Hatteras Fund's Limited Partnership Interests have not been and will not be registered under the Securities Act and are offered continuously on a private placement basis. The Topiary Fund has adopted a policy of conducting offers to repurchase approximately 15% of its Interests from investors twice a year. The Hatteras Fund conducts tender offers generally on a quarterly basis and for approximately 5% of its Limited Partnership Interests (but in no event more than 20% of its Limited Partnership Interests per quarter).

The Proposed Reorganization

     The Topiary Fund Board, all of the Directors of which are not "interested persons" of the Topiary Fund (as defined in the 1940 Act) (the "independent Directors"), has unanimously approved the Reorganization, including an Agreement and Plan of Reorganization (the "Feeder Fund Reorganization Agreement") which sets forth the terms of the Reorganization. The Topiary Fund Board has also unanimously approved an Agreement and Plan of Reorganization relating to the Topiary Master Fund and the Hatteras Master Fund (the "Master Fund Reorganization Agreement") and an Agreement and Plan of Reorganization relating to the Topiary Offshore Fund and the Hatteras Offshore Fund (the "Offshore Fund Reorganization Agreement" and together with the Feeder Fund Reorganization Agreement and the Master Fund Reorganization Agreement, the "Reorganization Agreement"). The Hatteras Fund Board, including its independent Directors, has also unanimously approved the Reorganization and the Reorganization Agreement. Subject to approval by the Topiary Fund Members, the Reorganization Agreement provides for:

     o the transfer of substantially all the assets and liabilities of the Topiary Fund to the Hatteras Fund in exchange for Limited Partnership Interests of the Hatteras Fund;

     o the distribution of such Limited Partnership Interests to the Topiary Fund's Members; and

     o    the dissolution and termination of the Topiary Fund.

     If the proposed Reorganization is approved and completed, the Topiary Fund's Members would hold Limited Partnership Interests of the Hatteras Fund with an aggregate value based on, and equal to, the aggregate value of the Topiary Fund Interests owned as of the Valuation Time.

Background and Reasons for the Proposed Transaction

     Prior to the quarterly meeting of the Topiary Fund Board held on March 8, 2007, DBIM distributed to the Directors a presentation summarizing its assessment of the prospects for attracting additional assets to support the growth of the Topiary Fund. In that report, DBIM analyzed the factors that had adversely impacted the distribution of the Topiary Fund and the reasons why DBIM had concluded it would be unable to successfully market a retail-oriented fund (such as the Topiary Fund) under existing market conditions.

     At the March 8, 2007 meeting of the Topiary Fund Board, senior management of DBIM reviewed their deliberations relating to the Topiary Fund and their consideration of alternatives to the liquidation of the Topiary Fund, including merging the Topiary Fund into an affiliated fund, transferring the Topiary Fund management to a third party adviser and/or amending its structure. The DBIM representatives noted the Topiary Fund's relatively high expense ratio and the fact that DBIM had subsidized the Topiary Fund since its inception but did not plan to continue such subsidization after April 1, 2008. The DBIM representatives further indicated that they had not, at that time, identified a viable alternative to liquidation and, accordingly, had concluded that, under the current circumstances, liquidation of the Topiary Fund was in investors' overall best interests. The Directors discussed DBIM's recommendation and requested additional information from DBIM but took no action with respect to the liquidation proposal.

     Subsequent to the March 8, 2007 meeting, DBIM was approached by Hatteras Investment Partners LLC (the "Hatteras Investment Manager"), which proposed a reorganization of the Topiary Fund and the Hatteras Fund, citing the Funds' similar structures, investment objectives, investment strategies and target investor pool. DBIM then reviewed the general nature of the proposal with the Board of Directors of the Topiary Fund, which requested DBIM to undertake, with counsel, a due diligence review of the Hatteras Fund and the Hatteras Fund Manager, including (without limitation) their organizational structure, financial position and investment operations. DBIM reported its findings to the Board of Directors of the Topiary Fund and their independent counsel during several meetings and in various memoranda which the Topiary Fund Board had the opportunity to review in consultation with their independent counsel. DBIM also conducted on-site due diligence with the Hatteras Investment Manager at its offices in North Carolina, where DBIM met with the investment and operations personnel of the Hatteras Investment Manager.

     At an in-person meeting held on May 29, 2007, the Topiary Fund Board met with the President and Chief Operating Officer of the Hatteras Fund and continued its consideration of the proposed Reorganization. After considering all factors it considered relevant, the Topiary Fund Board unanimously approved the Reorganization subject to the Board's approval of the contractual arrangements to be negotiated with the Hatteras Fund and its affiliates regarding the Reorganization. On July 24, 2007, the Topiary Fund's Board of Directors approved the Reorganization documentation and authorized proceeding with the Reorganization. At the same time, the Board of Directors of the Topiary Master Fund, which consists of the same members as the Topiary Fund Board, also authorized the participation by the Topiary Master Fund in the Reorganization. The Board of Directors of the Topiary Fund and the Topiary Master Fund were represented by independent legal counsel throughout their consideration of the Reorganization.

     In approving the Reorganization, the Topiary Fund Board determined that participation in the Reorganization is in the best interests of the Topiary Fund and its Members and that the Interests of the Members of the Topiary Fund will not be diluted as a result of the Reorganization. If the Reorganization is approved by Members, a Capital Account with the Hatteras Fund will be established for each Member of the Topiary Fund with a value based on, and equal to, the value of such Member's Capital Account with the Topiary Fund. However, because the combined fund will have a larger asset base, a Member of the Topiary Fund will hold a lower ownership percentage in the combined fund after the Reorganization than such Member held in the Topiary Fund immediately prior to the Reorganization.

     The factors considered by the Topiary Fund Board with regard to the Reorganization include, but are not limited to, the following:

     o The similarity of the investment objectives and policies of the Topiary Fund and the Hatteras Fund. See "Comparison of the Topiary Fund and the Hatteras Fund--Investment Objectives and Principal Investment Strategies."

     o The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size and will be a more viable long-term investment product than the Topiary Fund.

     o The operating expenses of the Hatteras Fund are higher than those of the Topiary Fund. As of March 31, 2007, DBIM contractually capped the operating expense ratio of the Topiary Fund at 1.75% (the "Topiary Fund Expense Limitation Agreement"). DBIM has informed the Topiary Fund Board that it will not renew the Topiary Fund Expense Limitation Agreement for the fiscal year beginning April 1, 2008. Based on the current assets of the Topiary Fund, DBIM has estimated that the annual expense ratio following the expiration of the Topiary Fund Expense Limitation Agreement will be approximately 1.96%. The Hatteras Investment Manager and the Hatteras General Partner have agreed to cap the Hatteras Fund's operating expense ratio (excluding certain investment related expenses such as foreign tax withholdings and line of credit interest expenses ("Investment Related Expenses")) at 2.35% through November 1, 2008. As of June 30, 2007, the Hatteras Fund's net expense ratio was 2.19%.

          The Topiary Fund Board has considered the operating expenses of both the Topiary Fund and the Hatteras Fund as described above, the fact that DBIM will not renew the Topiary Fund Expense Limitation Agreement and the fact that, if the Reorganization is not approved, DBIM will propose that the Topiary Fund be liquidated. If the Topiary Fund Board approves the liquidation, Members would receive their entire liquidation proceeds on or after 2010 (as described more fully below). On the basis of these considerations, the Topiary Fund Board has determined that the higher operating expense ratio of the Hatteras Fund is justified and in the best interests of Members as the combined fund's net operating expense ratio will be more stable than the Topiary Fund's expense ratio, which will dramatically increase as its assets decline from, among other things, liquidation and distributions to Members, repurchase offers and/or from increases in levels of operating expenses.

     o The confirmation from DBIM to the Topiary Fund Board that there will not be imposed an "unfair burden" (as such term is defined under Section 15(f) of the 1940 Act) on the Topiary Fund as a result of the Reorganization.

     o The composition, experience and expertise of the investment team that will manage the combined fund and the team's investment style and strategies (as described below under "Comparison of the Topiary Fund and the Hatteras Fund--Investment Objectives and Principal Investment Strategies"). See "Management of the Funds."

     o    The relative performance histories of each Fund.

     o The Hatteras Fund's distribution program and focus on retail-oriented accounts.

     o The fact that the costs associated with the Reorganization attributable to Topiary Fund will be borne by DBIM, the Hatteras Investment Manager or their respective affiliates and, in any event, will not be borne by Members.

     o The organization and financial stability of the Hatteras Investment Manager and the Hatteras General Partner.

     o The Hatteras Investment Manager's and the Hatteras General Partner's compliance program.

     o The fact that DBIM considered another potential acquiror of the Topiary Fund but ultimately determined that such a transaction was not feasible.

     o The fact that, if the Reorganization is not approved by Members, DBIM will propose to the Topiary Fund Board that the Topiary Fund be liquidated and deregistered as an investment company under the 1940 Act. DBIM has informed the Board of Directors that the Topiary Fund would not be a viable investment if it did not increase its asset base, and that, under current market conditions, DBIM has experienced difficulty in increasing the Topiary Fund's assets, as described in more detail above. If the Topiary Fund were to liquidate, Members would receive interim liquidation payments as the Fund redeemed its investments. DBIM believes that Members would not receive their final share of the proceeds from the liquidation until the Topiary Fund is able to fully redeem all of its underlying investments, which is estimated to occur in 2010 (or potentially later).

     The approval determinations were made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     The Topiary Fund Board unanimously recommends that you vote "For" the Reorganization.

Investment Objectives and Principal Investment Strategies

     Set forth below is information regarding the investment objectives and principal investment strategies of both the Topiary Fund and the Hatteras Fund. More detailed information is set forth under the heading "Comparison of the Topiary Fund and the Hatteras Fund" and in the attached copy of the accompanying Hatteras Fund's confidential offering memorandum (the "Hatteras Fund Offering Memorandum").

     Investment Objectives. The primary investment objective of the Topiary Fund is to generate consistent long-term appreciation and returns across all market cycles. None of the name of the Topiary Fund, the Topiary Offshore Fund, or the Topiary Master Fund, any aspect of the Topiary Fund's, the Topiary Offshore Fund's, or the Topiary Master Fund's investment program, or the portfolio allocation range described below is a fundamental investment policy of the Topiary Fund, and each can be changed by the Topiary Fund's Board without Member approval.

     The Hatteras Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. The Hatteras Fund's investment objective is non-fundamental and may be changed by the Hatteras Fund Board without the approval of the limited partners (each, a "Limited Partner" or a "Partner"). Except as otherwise stated in the Hatteras Fund Offering Memorandum, the investment policies, asset allocation ranges, strategies and restrictions of the Hatteras Fund are not fundamental and may be changed by the Hatteras Fund Board without the approval of Limited Partners. The combined fund will pursue the Hatteras Fund's investment objective.

     Principal Investment Strategies. The Topiary Fund attempts to achieve its investment objective by investing all or substantially all of its investable assets, through the Topiary Offshore Fund, in the Topiary Master Fund, which invests in the securities of approximately 50 to 100 Investment Funds managed pursuant to various alternative or non-traditional investment strategies, which may be viewed as encompassing four broadly defined primary categories:
Relative Value; Event Driven; Equity Long/Short; and Global Macro. The actual number of Investment Funds is determined in the absolute discretion of DBIM. The Topiary Master Fund generally limits investments in any one Investment Fund in its portfolio to no more than 10% of the Topiary Fund's assets.

     To achieve its investment objective, the Hatteras Fund provides its Limited Partners with access to a broad range of investment strategies and asset categories, trading advisors and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in the Hatteras Offshore Fund, which in turn invests substantially all of its assets in the Hatteras Master Fund. The Hatteras Master Fund will seek to allocate the proceeds among at least 20 Advisors, generally through investments in a wide range of investment vehicles ("Advisor Funds") managed by the Advisors utilizing one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Energy/Natural Resources, Private Equity and Real Estate, the last two strategies of which are not part of the Topiary Fund's investment program (although the Topiary Fund may be indirectly exposed to private equity and/or real estate strategies through investments made by an Investment Fund in such sectors).

     In addition to the Hatteras Fund, the Hatteras Diversified Strategies Fund, LP, Hatteras Diversified Strategies Offshore Fund, Ltd., Hatteras Multi-Strategy Fund I, LP, Hatteras Multi-Strategy Institutional Fund, LP and Hatteras Multi-Strategy TEI Institutional Fund, LP, the last three of which are registered under the 1940 Act as closed-end investment companies, invest all or substantially all of their assets in the Hatteras Master Fund.

     The combined fund's principal investment strategies will be those of the Hatteras Fund.

     Comparison. Both the Hatteras Fund and the Topiary Fund share the same primary investment objective which is to generate consistent long-term appreciation and returns across all market cycles. The investment strategies used by each Fund are also similar but not identical. The Topiary Fund attempts to achieve its investment objective by investing all or substantially all of its investable assets, through the Topiary Offshore Fund, in the Topiary Master Fund, which invests in the securities of approximately 50 to 100 Investment Funds managed pursuant to various alternative or non-traditional investment strategies, as described above. To achieve its investment objective, the Hatteras Fund, through its indirect investment in the Hatteras Master Fund, seeks to allocate the proceeds among at least 20 Advisors, generally through investments in a wide range of investment vehicles managed by the Advisors utilizing one or more of six investment strategies, including Private Equity and Real Estate which are not part of the Topiary Fund's investment program. As of March 31, 2007, the Hatteras Fund had allocated its assets to 79 Advisors and a total of 93 underlying investment entities. Both the Topiary Fund and the Hatteras Fund are designed for investment by tax-exempt and tax-deferred investors. Both of the Topiary Fund and the Hatteras Fund are non-diversified and, therefore, subject to the risks associated with investing in a small number of issuers. See "Comparison of the Topiary Fund and the Hatteras Fund--Principal and Other Investment Risks."

     The combined fund will use the Hatteras Fund's policies.

Fees and Expenses

     If the Reorganization is approved and completed, holders of Interests in the Topiary Fund will receive Limited Partnership Interests in the Hatteras Fund.

             Fee Table for of the Hatteras Fund, the Topiary Fund and the Pro Forma Combined Fund as of March 31, 2007 (unaudited)

     The fee tables below provide information about the fees and expenses attributable to the Interests of the Topiary Fund and the Limited Partnership Interests of the Hatteras Fund and the estimated pro forma fees and expenses attributable to the Limited Partnership Interests of the Pro Forma combined fund, assuming the Reorganization had taken place on March 31, 2007. Future fees and expenses may be greater or less than those indicated below.


                                                                Interests/Limited Partnership Interests
                                                             ---------------------------------------------
                                                                        Actual              Pro Forma
                                                              --------------------------------------------
                                                                Hatteras    Topiary          Combined
                                                                  Fund        Fund            Fund
                                                              ----------- -------------   --------------
 Member/Limited Partner Fees (fees paid directly from
 a Member's/Limited Partner's investment)(a):

     Maximum Sales Charge (Load) (as a percentage of
         offering price)                                          None       2.50%(a)          None
     Maximum Placement Fee (as a percentage of offering
         price) ............................................    2.00%(b)       None          2.00%(b)
     Maximum Early Withdrawal Charge........................    5.00%(c)       None          5.00%(c)

Annual Fund Operating Expenses (as a percentage of net assets attributable to Interests/Limited Partnership
Interests):

     Investment Management Fees.............................    1.00%(d)     1.00%(e)        1.00%(d)
     Administrative Fee.....................................     See (g)     0.08%(e)         See (g)
     Investor Servicing Fee.................................    0.75%(f)       None          0.75%(f)
     Other Expenses.........................................    0.89%(g)    0.87%(h)(i)      0.58%(g)

     Total Annual Expenses..................................    2.64%(j)      1.95%          2.33%(j)
                                                              ----------- -------------   --------------
     Waivers/Reimbursement..................................    0.00%(k)    (0.20)%(l)       0.00%(k)
                                                              ----------- -------------   --------------

                                                              ----------- -------------   --------------
     Net Annual Expenses....................................      2.64%       1.75%          2.33%
                                                              ----------- -------------   --------------
     Incentive Allocation...................................    0.50%(m)      0.22%(n)       0.50%(m)
                                                              ----------- -------------   --------------
     Net Annual Expenses and Incentive Allocation...........      2.94%       1.97%          2.83%
                                                              =========== =============  ===============

(footnotes appear on page 11)


--------------------------------------
(a) The sales charge is subject to waivers for certain types of investors. See "Subscription for Interests" in the Topiary Fund's Prospectus.

(b) Investors are charged a placement fee of 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999 and 1.00% for investments of $1,000,000 or more, as more fully described under the heading "Placement Fee" in the Hatteras Fund Offering Memorandum. Under a right of accumulation offered by the Hatteras Fund, the amount of each additional investment in the Hatteras Fund by a Partner will be aggregated with the amount of the Partner's initial investment and any other additional investments by the Partner in determining the applicable placement fee. The right of accumulation also applies to investments in the Hatteras Fund by a Partner's spouse and investments for certain related accounts. The placement fee is paid to the Hatteras Fund's placement agent of the Limited Partnership Interests.

(c) A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Hatteras Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the valuation date.

(d) The Hatteras Fund and the Hatteras Offshore Fund do not pay the Hatteras Investment Manager a Management Fee directly, but the Partners bear an indirect share of this fee through the Hatteras Fund's investment in the Hatteras Master Fund through the Hatteras Offshore Fund. For its provision of services to the Hatteras Master Fund, the Hatteras Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.00% of the Hatteras Master Fund's net assets determined as of month end.

(e) Although neither the Topiary Fund nor the Topiary Offshore Fund pay any direct investment management or advisory fee, the Topiary Fund and the Topiary Offshore Fund bear, as a result of their investment in the Topiary Master Fund, their allocable portion of the 1.00% Investment Management Fee and 0.08% Administrative Fee charged to the Topiary Master Fund.

(f) The Investor Servicing Fees payable to the Hatteras Investment Manager is borne pro rata by all Partners of the Hatteras Fund

(g) Includes organizational expenses, insurance costs, directors' fees and the Hatteras Fund's portion of the Hatteras Master Fund's total expenses, including administrative expenses. Directors' fees, insurance costs and other costs have been allocated pro rata among the Hatteras Master Fund and all of its feeder funds (including the Hatteras Fund). Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Hatteras Master Fund as an investor in Advisor Funds or Advisor Accounts.

(h) Reflects all expected ordinary operating expenses of the Topiary Fund, and the Topiary Fund's allocable portion of all expected ordinary expenses of the Topiary Master Fund, other than the Investment Management Fee and the Administrative Fee. The expenses of the offering of Interests were amortized over a twelve month period beginning upon commencement of the Topiary Fund's operations and ending September 30, 2005. The organizational expenses of the Topiary Fund, the Topiary Offshore Fund, and the Topiary Master Fund were paid by DBIM. The Topiary Offshore Fund is expected to have minimal expenses, and DBIM, or an affiliate of DBIM, has agreed to bear all operating expenses of the Topiary Offshore Fund.

(i) "Other Expenses" are based on estimated amounts for the current fiscal year based on amounts incurred in the fiscal year of the Topiary Fund ended March 31, 2007.

(j)  As of June 30, 2007, the Hatteras Fund's net expense ratio was 2.19%.

(k) The Hatteras Investment Manager has contractually agreed to waive its Investor Servicing Fee and/or reimburse Other Expenses for the period November 1, 2005 through November 1, 2008, so that the Total Annual Expenses (excluding Investment Related Expenses) for this period will not exceed 2.35% for the Hatteras Fund (the "Hatteras Fund Expense Limitation"). The Hatteras Fund will carry forward, for a period not to exceed (3) three years from the date on which a waiver or reimbursement is made by the Hatteras Investment Manager, any expenses in excess of the Expense Limitation and repay the Hatteras Investment Manager such amounts, provided the Hatteras Fund is able to effect such reimbursement and remain in compliance with the Hatteras Fund Expense Limitation disclosed in the then effective confidential offering memorandum of the Hatteras Fund.

(1) Pursuant to the Expense Limitation Agreement, DBIM has contractually agreed to waive and/or reimburse the Topiary Fund's expenses to the extent necessary to ensure that the Topiary Fund's annualized expenses (excluding the Incentive Allocation, if any) will not exceed 1.75%. The initial term of the Expense Limitation Agreement ended on March 31, 2005 and has been renewed for additional one-year terms now ending on March 31, 2008. DBIM has given written notice to the Topiary Fund and the Topiary Master Fund that the Expense Limitation Agreement will not be renewed for the fiscal year beginning April 1, 2008.

(m) The Hatteras General Partner will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the Hatteras Fund (calculated annually or upon the withdrawal of Limited Partnership Interests of the Hatteras Fund by a Partner) over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Hatteras Fund.

(n) An Incentive Allocation of 10% of the net profits in excess of the Hurdle, if any, of the Capital Account of each Member will be made to DBIM in respect of such Capital Account with respect to each Performance Period. The Incentive Allocation will be applied on a "high water mark" basis such that in the event a Capital Account incurs a net loss with respect to one Performance Period, no Incentive Allocation will be made for any subsequent Performance Period until such net loss is first recovered (taking into account interim repurchases, if any). Immediately prior to the effective date of the Reorganization, any accrued Incentive Allocations will be reallocated from the Capital Accounts of Topiary Fund Members to the Capital Account of DBIM.

Examples:

     These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply and that the Fund's operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor's costs would be:

                          1 Year       3 Years       5 Years       10 Years
                        -----------------------------------------------------
   Hatteras Fund           $462         $1,004       $1,572         $3,114
   Topiary Fund            $423           $787       $1,219         $2,418
   Combined Fund (a)       $431           $913       $1,420         $2,813


-------------------------
(a)  Assuming the Reorganization had taken place on March 31, 2007.

Federal Tax Consequences

     In general, the Topiary Fund will not recognize any gain or loss for U.S. federal income tax purposes as a result of the transfer of substantially all of its assets and liabilities in exchange for Limited Partnership Interests in the Hatteras Fund or as a result of its liquidation, and Members of the Topiary Fund generally will not recognize any gain or loss for U.S. federal income tax purposes upon the receipt of a Limited Partnership Interest in the Hatteras Fund in connection with the Reorganization.

     For more information about the U.S. federal income tax consequences of the Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganization."

Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of
Interests

     Procedures for the purchase, withdrawal, transfer and valuation of interests and the investor suitability requirements of the Topiary Fund and the Hatteras Fund are substantially similar.

     Purchase. Generally, the minimum initial investment in the Topiary Fund is $25,000 and initial and subsequent purchases of Interests generally are accepted monthly. The Hatteras Fund generally accepts initial and additional subscriptions as of the first business day of each calendar month. Partners must purchase at least $100,000 of Limited Partnership Interests. The minimum additional investment by existing Partners is $25,000. The Hatteras General Partner has agreed to waive the minimum initial investment in the Hatteras Fund with respect to Members of the Topiary Fund who acquire Limited Partnership Interests in the Reorganization.

     Investor Suitability. Each prospective investor in the Topiary Fund (and Members who subscribe for additional Interests) is required to certify that he/she is: (i) an "accredited investor" as defined in Regulation D under the Securities Act; and (ii) a "qualified client" as defined in Rule 205-3 of the Advisers Act. In addition, because the Topiary Fund is designed for investment primarily by tax-exempt and tax-deferred investors, investors must qualify as tax-exempt or tax-deferred for U.S. federal income tax purposes.

     Generally, investors in the Hatteras Fund, like investors in the Topiary Fund, must be "accredited investors" and "qualified clients" as those terms are defined above and under applicable federal securities laws. Certain employees of the Hatteras Investment Manager and its affiliates may also acquire Limited Partnership Interests. In addition, like Interests in the Topiary Fund, Limited Partnership Interests in the Hatteras Fund are offered only to investors that qualify as tax-exempt or tax-deferred for U.S. federal income tax purposes. Investors in the Hatteras Fund are also required to satisfy the Hatteras Fund's "Know Your Client" requirements and to provide the Hatteras Fund with additional information in connection therewith.

     Withdrawals. The Topiary Fund has adopted a general policy under which it offers to repurchase Interests from Members on a semi-annual basis and for up to approximately 15% of the Topiary Fund's Interests at their net asset value. A Member who tenders some but not all of the Member's Interest for repurchase will be required to maintain a minimum Capital Account balance of $25,000. If the value of Interests tendered for repurchase exceeds the value the Topiary Fund intended to repurchase, the Topiary Fund will repurchase Interests on a pro rata basis, and tendering Members will not have all of their tendered Interests repurchased by the Topiary Fund.

     The Hatteras Fund generally conducts repurchase offers quarterly as of March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Hatteras Fund intends to offer to repurchase approximately 5% of its Limited Partnership at their net asset value as of the relevant date (but in no event to exceed 20% of the Limited Partnership Interests per quarter). If the value of Limited Partnership Interests tendered for repurchase exceeds the value the Hatteras Fund intended to repurchase, the Hatteras Fund will repurchase Limited Partnership Interests on a pro rata basis, and tendering Limited Partners will not have all of their tendered Limited Partnership Interests repurchased by the Hatteras Fund. The Hatteras Fund may charge Partners participating in a repurchase offer a repurchase fee payable to the Hatteras Fund equal to 5% of the amount requested if such Partner has been a Partner for less than 12 months prior to the relevant Valuation Date. The Hatteras General Partner has agreed that the Members of the Topiary Fund who acquire Limited Partnership Interests as a result of the Reorganization shall be credited by the Hatteras Fund with, and shall carry over, the holding period of their Topiary Fund Interests for all purposes including the calculation of any repurchase fee.

     Transfer. Interests held by Members in the Topiary Fund as well as Limited Partnership Interests in the Hatteras Fund held by Partners may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, or dissolution of a Member/Limited Partner or (ii) under extremely limited circumstances, with the written consent of the relevant Fund's Board (which may be withheld in its sole and absolute discretion).

     The Topiary Fund Board generally will not consider consenting to a transfer unless the transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain gifts and contributions to family entities) or (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, and children). Notice to the Topiary Fund of any proposed transfer must include evidence satisfactory to the Topiary Fund Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Topiary Fund with respect to investor eligibility and suitability.

     Unless counsel to the Hatteras Fund confirms that the transfer will not cause the Hatteras Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Hatteras Fund Board generally will not consider consenting to a transfer of a Limited Partnership Interest (or portion thereof) unless the transfer is: (i) one in which the tax basis of the Limited Partnership Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Partner's immediate family siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

     Valuation. The net asset value of the Topiary Fund, the Topiary Offshore Fund and the Topiary Master Fund equal the value of the assets of the Topiary Fund, the Topiary Offshore Fund and the Topiary Master Fund, respectively, less all of each entity's respective liabilities, including accrued fees and expenses. In computing its net asset value, the Topiary Fund values its interest in the Topiary Offshore Fund at the value of the Topiary Offshore Fund's interest in the Topiary Master Fund, and the Topiary Offshore Fund values its interest in the Topiary Master Fund at the net asset value provided by the Topiary Master Fund to the Topiary Offshore Fund and the Topiary Fund.

     The Topiary Master Fund Board has approved procedures pursuant to which the Topiary Master Fund will value its investments in Investment Funds at fair value. As a general matter, the fair value of the Topiary Master Fund's interest in an Investment Fund represents the amount that the Topiary Master Fund could reasonably expect to receive from an Investment Fund if the Topiary Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Topiary Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis, the Topiary Master Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well any other relevant information available at the time the Topiary Master Fund values its portfolio.

     The net asset value ("NAV") of the Hatteras Fund will equal the value of the total assets of the Hatteras Fund, and the assets of the Hatteras Offshore Fund and the Hatteras Master Fund, respectively, attributable to the Hatteras Fund less all of each entity's respective liabilities, including accrued fees and expenses, attributable to the Hatteras Fund. In computing its NAV, the Hatteras Fund will value its interest in the Hatteras Offshore Fund at the value of the Hatteras Offshore Fund's interest in the Hatteras Master Fund, and the Hatteras Offshore Fund will value its interest in the Hatteras Master Fund at the NAV provided by the Hatteras Master Fund to the Hatteras Offshore Fund and the Hatteras Fund.

     The Hatteras Investment Manager oversees the valuation of the Hatteras Master Fund's investments, including interests in the Advisor Funds, in accordance with written policies and procedures that the Hatteras Master Fund Board has approved for purposes of determining the fair value of securities held by the Hatteras Master Fund, including the fair value of the Hatteras Master Fund's investments in Advisor Funds. As a general principle, the fair valuation of a security reflects the amount that the Hatteras Investment Manager determines that the Hatteras Master Fund might reasonably expect to receive for the security upon the sale or redemption of the security at the time the valuation is made, based on information reasonably available at the time the valuation is made and that the Hatteras Investment Manager believes to be reliable. In the case of a security issued by an Advisor Fund, this would typically be equal to the amount that the Hatteras Master Fund might reasonably expect to receive from the Advisor Fund if the Hatteras Master Fund's interest were redeemed on the date as of which it was valued (without accounting for any early redemption fees or lock-up periods that may be applicable to the Hatteras Master Fund's interest). The Hatteras Investment Manager makes this determination based on the valuation most recently provided by the Advisor Fund in accordance with the policies the Advisor Fund has established, which may constitute the Advisor Fund's best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Hatteras Master Fund's portfolio.

                        COMPARISON OF THE TOPIARY FUND
                             AND THE HATTERAS FUND

Comparison of Investment Objectives and Strategy

     Both the Hatteras Fund and the Topiary Fund share the same primary investment objective which is to generate consistent long-term appreciation and returns across all market cycles.

     The investment strategies that DBIM employs in investing the Topiary Fund's assets may be viewed as encompassing four broadly defined primary categories: Relative Value; Event Driven; Equity Long/Short; and Global Macro. The Advisor Funds in which the Hatteras Fund invests utilize one or more of six investment strategies: Opportunistic Equity, Enhanced Fixed Income, Absolute Return, Energy/Natural Resources, Private Equity and Real Estate, the last two strategies of which are not part of the Topiary Fund's investment program (although the Topiary Fund may be indirectly exposed to private equity and/or real estate strategies through investments made by an Investment Fund in such sectors). The Topiary Fund generally limits investments in any one Investment Fund in its portfolio to no more than 10% of the Topiary Fund's assets. The Hatteras Fund does not similarly limit its investments but does have a policy whereby it shall not invest capital which, at the time invested, represents more than 10% of an Advisor Fund's assets. In implementing its investment strategy, the Topiary Fund invests in securities of approximately 50 to 100 Investment Funds. The Hatteras Fund invests in at least 20 Advisors, generally through investments in a investment vehicles managed by the Advisors. As of March 31, 2007, the Topiary Master Fund had investments in 49 Investment Funds and the Hatteras Master Fund had allocated its assets to 79 Advisors and a total of 93 underlying investment entities.

Principal and Other Investment Risks

     Because of their similar investment objectives, many of the risks associated with an investment in the Hatteras Fund are substantially similar to those associated with an investment in the Topiary Fund. Such risks include market and selection risk, borrowing and leverage risk, as well as the risks associated with investing in alternative investment vehicles, foreign securities, convertible securities or in derivatives, illiquid and restricted securities, Rule 144A securities and securities lending. Additional information regarding the risks associated with an investment in the Hatteras Fund is set forth in the Hatteras Fund Offering Memorandum that accompanies this Proxy Statement.

     Each Fund's investment program is speculative and entails substantial risks. There can be no guarantee that interests of the combined fund will not lose value. As with any fund, the value of the combined fund's investments, and, therefore, the value of its interests, may fluctuate. These changes may occur because a particular market in which the combined fund invests is rising or falling. Interests in each Fund are subject to substantial restrictions on transferability and resale. Each Fund may offer to repurchase its interests, but an interest in either Fund will not be redeemable at a Member's/Limited Partner's option nor will it be exchangeable for interests, units, or shares of any other fund, because each Fund is a closed-end investment company.

     The Topiary Fund's performance depends upon the performance of the Investment Funds in the Topiary Master Fund's portfolio and DBIM's ability to select, allocate, and reallocate effectively the Topiary Master Fund's assets among them. Likewise, the Hatteras Fund's performance depends upon the performance of the Advisors among whom the Hatteras Master Fund has allocated assets and the Hatteras Investment Manager's ability to select, allocate, and reallocate effectively the Hatteras Master Fund's assets among them. Both the Investment Funds in which the Topiary Master Fund invests and the Advisors to which the Hatteras Master Fund allocates assets, invest in and actively trade securities, commodities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. An investment adviser of an Investment Fund or an Advisor may use investment strategies that differ from its past practices and are not fully disclosed to DBIM or the Hatteras Investment Manager, respectively, and that involve risks that are not anticipated by DBIM or the Hatteras Investment Manager. The following are the main investment risks associated with the Hatteras Fund and, therefore, also with the combined fund:

     Limited Operating History. The Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund are recently organized and have a limited operating history. However, personnel of the Hatteras Investment

Manager have experience in managing private investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Hatteras Investment Manager may serve as investment manager for other registered closed-end investment companies and pooled investment vehicles, not registered with the SEC, that also invest through the Hatteras Master Fund. Nonetheless, the Hatteras Fund may not succeed in meeting its objective, and the Hatteras Fund's net asset value may decrease.

     Lack Of Operating History of Advisor Funds. Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Hatteras Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Hatteras Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Hatteras Fund's investment program should be evaluated on the basis that there can be no assurance that the Hatteras Investment Manager's assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Hatteras Fund may not achieve its investment objective and the Hatteras Fund's net asset value may decrease.

     Master/Feeder Structure. The Hatteras Master Fund may accept investments from other investors (including other feeder funds), in addition to the Hatteras Fund. The Hatteras Master Fund currently has other investors that are feeder funds managed by the Hatteras Investment Manager, and it may have additional investors in the future, including feeder funds managed by the Hatteras Investment Manager or an affiliate thereof. Because each feeder fund can set its own transaction minimums, feeder-specific expenses, and other conditions, one feeder fund could offer access to the Hatteras Master Fund on more attractive terms, or could experience better performance, than another feeder fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Hatteras Fund over the operations of the Hatteras Master Fund. If other feeder funds tender for a significant portion of their interests in a repurchase offer, the assets of the Hatteras Master Fund will decrease. This could cause the Hatteras Fund's expense ratio to increase to the extent contributions to the Hatteras Master Fund do not offset the cash outflows.

     Pending Patent Application. Man-Glenwood Lexington TEI, LLC, or an affiliate thereof ("MG"), has filed a patent application (the "Patent Application") relating to a structure that interposes a Cayman Islands entity between a registered investment company and underlying master fund. The Patent Application was published on February 2, 2006. The likelihood that MG will be successful in obtaining a valid patent cannot be assessed at this time. However, the Hatteras Fund cannot rule out the possibility that a valid U.S. patent with claims broad enough to cover the foregoing could at some future date pose the risk that the Hatteras Investment Manager or an affiliate may have to negotiate a mutually agreeable license to such structure, which will impose additional costs on the Hatteras Fund and the Partners, or, in the absence of such mutually agreeable license, that the Hatteras Fund may have to be dissolved and liquidated. In such event, Partners would have their Limited Partnership Interests liquidated and such liquidation may result in the loss of some of their investment.

     Dependence on the Hatteras Investment Manager and the Advisors. The Hatteras Investment Manager will invest assets of the Hatteras Master Fund through the Advisors, and the Hatteras Investment Manager has the sole authority and responsibility for the selection of the Advisors. The success of the Hatteras Master Fund depends upon the ability of the Hatteras Investment Manager to develop and implement investment strategies that achieve the investment objective of the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund, and upon the ability of the Advisors to develop and implement strategies that achieve their respective investment objectives. Partners will have no right or power to participate in the management or control of the Hatteras Fund, the Hatteras Offshore Fund, the Hatteras Master Fund or the Advisor Funds, and will not have an opportunity to evaluate the specific investments made by the Advisor Funds or the Advisors, or the terms of any such investments.

     Control Positions. Advisor Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

     Non-Diversified Status. The Hatteras Fund is "non-diversified" under the 1940 Act. That means that the Hatteras Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. The Hatteras Fund's net asset value may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Hatteras Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a "diversified" fund.

     Industry Concentration Risk. Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Hatteras Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Hatteras Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Hatteras Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Hatteras Master Fund makes in the Advisor Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Hatteras Fund). Thus, the Hatteras Fund and the Hatteras Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

     Repurchase Offers. The Hatteras Fund will offer to purchase only a small portion of its Limited Partnership Interests (generally each quarter), and there is no guarantee that Partners will be able to sell all of the Limited Partnership Interests that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Hatteras Fund will repurchase only a pro rata portion of the Interest tendered by each Partner. The potential for proration may cause some investors to tender more Limited Partnership Interests for repurchase than they wish to have repurchased.

     The Hatteras Fund's assets consist primarily of its interest in the Hatteras Master Fund (held through its investment in the Hatteras Offshore
Fund). Accordingly, the Hatteras Fund will be required to liquidate a portion of its interest in the Hatteras Master Fund in order to fund repurchases. In order to liquidate its interest in the Hatteras Master Fund, the Hatteras Offshore Fund (which is effectively controlled by the Hatteras Fund's Board) must accept repurchase offers made by the Hatteras Master Fund and distribute the proceeds of such repurchases to the Hatteras Fund.

     The Hatteras Fund's repurchase policy will have the effect of decreasing the size of the Hatteras Fund over time from what it otherwise would have been. Such a decrease may therefore force the Hatteras Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Hatteras Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Hatteras Master Fund's private equity, real estate and venture capital investments, the Hatteras Master Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Hatteras Master Fund's ratio of illiquid investments to liquid investments for the remaining investors.

     Payment for repurchased Limited Partnership Interests may require the Hatteras Master Fund to liquidate portfolio holdings earlier than the Hatteras Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Hatteras Master Fund's portfolio turnover. The Hatteras Investment Manager intends to take measures (subject to such policies as may be established by the Hatteras Fund Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Limited Partnership Interests.

     If a Partner tenders all of its Limited Partnership Interest (or a portion of its Limited Partnership Interest) in connection with a repurchase offer made by the Hatteras Fund, that tender may not be rescinded by the Partner after the date on which the repurchase offer terminates. However, although the amount payable to the Partner will be based on the value of the Hatteras Master Fund's assets as of the repurchase date, the value of Limited Partnership Interests that are tendered by Partners generally will not be determined until a date approximately one month later.

Thus, a Partner will not know its repurchase price until after it has irrevocably tendered its Limited Partnership Interest.

     Limited Liquidity; In-Kind Distributions. Limited Partnership Interests in the Hatteras Fund provide limited liquidity since Partners will not be able to redeem Limited Partnership Interests on a daily basis because the Hatteras Fund is a closed-end fund. In addition, with very limited exceptions, Limited Partnership Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Hatteras Fund. Limited Partnership Interests in the Hatteras Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Limited Partnership Interests and should be viewed as a long-term investment.

     The Hatteras Fund expects to distribute cash to the Partners for Limited Partnership Interests that are repurchased. However, there can be no assurance that the Hatteras Fund will have sufficient cash to pay for Limited Partnership Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Limited Partnership Interests. Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon the Hatteras Fund's withdrawal of all or a portion of its interest in the Hatteras Master Fund, the Hatteras Master Fund may liquidate certain holdings in Advisor Funds. The Advisor Funds may pay the Hatteras Fund redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Hatteras Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Hatteras Fund. The Hatteras Fund does not intend to make in-kind distributions to the Partners.

     In addition, in extreme cases, the Hatteras Fund may not be able to complete repurchases if the Hatteras Master Fund is unable to repurchase a portion of the Hatteras Fund's interests in the Hatteras Master Fund, held through the Hatteras Offshore Fund, due to the Hatteras Master Fund's holding of illiquid investments.

     Reliance on Key Personnel of the Hatteras Investment Manager. The Hatteras Fund's ability to identify and invest in attractive opportunities is dependent upon the Hatteras Investment Manager. If one or more of the key individuals leaves the Hatteras Investment Manager, the Hatteras Investment Manager may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Hatteras Fund from achieving its investment objective.

     Absence of Liability. Subject to any limitations imposed by the Federal securities laws, neither the Hatteras General Partner nor the Hatteras Investment Manager shall be liable to the Hatteras Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Anti-Money Laundering. If the Hatteras Fund, the Hatteras Investment Manager or any governmental agency believes that the Hatteras Fund has sold Limited Partnership Interests to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Hatteras Fund, the Hatteras Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Hatteras Fund or suspend the repurchase of Limited Partnership Interests. The Hatteras Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases with prior notice to the investor.

     Conflicts of Interest. The Hatteras Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Hatteras Fund, the Hatteras Offshore Fund, the Hatteras Master Fund, Advisor Funds and Advisor Accounts. In addition, investment professionals associated with the Hatteras Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Hatteras Investment Manager and its affiliates, "Other Accounts"). As a result of the foregoing, the Hatteras Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Hatteras Master Fund, the Hatteras Offshore Fund and the Hatteras Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Hatteras Master Fund, the Hatteras Offshore Fund, the Hatteras Fund and Other Accounts.

     However, it is the policy of the Hatteras Investment Manager, and generally, the Hatteras Investment Manager believes it is also the policy of the Advisors, that investment decisions for the Hatteras Master Fund, Advisor Funds, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Hatteras Master Fund, the Hatteras Offshore Fund, the Hatteras Fund and Advisor Funds.

     Delayed Schedule K-1s. It is unlikely that the Hatteras Fund will be able to provide final Schedules K-1 to Partners for any given fiscal year until significantly after April 15 of the following year. The Hatteras General Partner will endeavor to provide Partners with estimates of the taxable income or loss allocated to their investment in the Hatteras Fund on or before such date, but final Schedule K-1s will not be available until later than April 15. Partners will be required to obtain extensions of the filing date for their income tax returns at the Federal, state and local levels.

     Legal, Tax and Regulatory. Legal, tax and regulatory changes could occur that may materially adversely affect the Hatteras Fund. For example, the regulatory and tax environment for derivative instruments in which Advisors may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Hatteras Fund and the ability of the Hatteras Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Hatteras Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Advisor Funds or the Hatteras Fund and/or limit potential investment strategies that would have otherwise been used by the Advisors or the Hatteras Fund in order to seek to obtain higher returns.

     Certain tax risks associated with an investment in the Hatteras Fund are discussed in "Taxes" in the Hatteras Fund's Offering Memorandum and in "Certain Tax Considerations" in the Hatteras Fund's SAI.

     Special Risks of Fund of Funds Structure

     No Registration. Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Hatteras Master Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Advisor Funds. Although the Hatteras Investment Manager expects to receive information from each Advisor regarding its investment performance and investment strategy on a regular basis, in most cases the Hatteras Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Hatteras Investment Manager, which may involve risks under some market conditions that are not anticipated by the Hatteras Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Advisers Act in reliance on certain exemptions from registration under that 1940 Act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

     Multiple Levels of Fees and Expenses. Although in many cases investor access to the Advisor Funds may be limited or unavailable, an investor who meets the conditions imposed by an Advisor Fund may be able to invest directly with the Advisor Fund. By investing in Advisor Funds indirectly through the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, an investor in the Hatteras Fund bears a proportionate share of the fees and expenses of the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Advisor Funds. Thus, an investor in the Hatteras Fund may be subject to higher operating expenses than if he or she invested in an Advisor Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

     Certain of the Advisor Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Advisor Funds and the Hatteras Fund generally. Accordingly, an Advisor to an Advisor Fund with positive performance may receive performance-based compensation from the Advisor Fund, and thus indirectly from the Hatteras Fund and its Partners, even if the Hatteras Fund's overall performance is negative. Generally, fees payable to Advisors of the Advisor Funds will range from 1% to 2% (annualized) of the average net asset value ("NAV") of the Hatteras Fund's investment. In addition, certain Advisors charge an incentive allocation or fee generally ranging from 10% to 20% of an Advisor Fund's net profits, although it is possible that such ranges may be exceeded for certain Advisors. The performance-based compensation received by an Advisor also may create an incentive for that Advisor to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Advisor without independent oversight.

     Investment in the Hatteras Offshore Fund. The Hatteras Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered thereby. The Hatteras Fund, as an investor in the Hatteras Offshore Fund, will not have the protections offered to investors in registered investment companies. However, the Hatteras Fund will control the Hatteras Offshore Fund.

     Changes in United States and/or Cayman Islands Law. If there are changes in the laws of the United States and/or the Cayman Islands, under which the Hatteras Fund and the Hatteras Offshore Fund, respectively, are organized, so as to result in the inability of the Hatteras Fund and/or the Hatteras Offshore Fund to operate, there may be a substantial effect on the Partners. For example, if Cayman Islands law changes such that the Hatteras Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the Hatteras Fund would likely suffer decreased investment returns. If Cayman Islands law, which limits the duration of a limited duration company to 30 years, were to change such that, at the end of 30 years, the Hatteras Fund could not replace the Hatteras Offshore Fund with another identical limited duration company, the structure of the Hatteras Fund would be affected, potentially adversely. Such changes could also result in the inability of the Hatteras Fund to operate on a going-forward basis, resulting in the Hatteras Fund being liquidated.

     Regulatory Change. The Hatteras Fund's structure is consistent with a pIosition taken by the staff of the SEC with respect to a non-affiliated investment company allowing a structure whereby the Hatteras Fund will invest in the Hatteras Master Fund via the Hatteras Offshore Fund. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of the Hatteras Fund's investment in the Hatteras Master Fund could be adversely affected, possibly affecting the treatment of unrelated business taxable income ("UBTI").

     Subject to obtaining any required regulatory approval, the Hatteras Fund may determine to invest its assets directly in non-U.S. investment funds that are classified as passive foreign investment companies ("PFICs") for U.S. federal income tax purposes. The Hatteras Fund may pursue such an investment approach only if it believes that it could avoid generating UBTI by making such investments and the approach is approved by the Hatteras Fund's Board. The Hatteras Fund will provide Partners with at least 90 days' notice before implementing such a change.

     Investment Managers Invest Independently. The Advisors generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Advisors do, in fact, hold such positions, the Hatteras Master Fund's portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various Advisors selected by the Hatteras Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Hatteras Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

     Liquidity Constraints of Advisor Funds. Since the Hatteras Master Fund may make additional investments in or effect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, the Hatteras Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Interests. The Hatteras Master Fund may not be able to withdraw its investment in an Advisor Fund promptly after it has made a decision to do so. This may adversely affect the Hatteras Fund's investment return or increase the Hatteras Fund's expenses.

     Advisor Funds may be permitted to redeem their interests in-kind. Thus, upon the Hatteras Master Fund's withdrawal of all or a portion of its interest in an Advisor Fund, it may receive securities that are illiquid or difficult to value. In these circumstances, the Hatteras Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Hatteras Fund and does not intend to distribute securities to Partners.

     Advisor Account Allocations. Subject to applicable law, the Hatteras Master Fund may on occasion allocate its assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Hatteras Master Fund, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Hatteras Master Fund could lose more in an Advisor Account that is managed by a particular Advisor than the Hatteras Master Fund has allocated to such Advisor to invest. This risk may be avoided if the Hatteras Master Fund, instead of retaining an Advisor to manage a separate account comprised of a designated portion of the Hatteras Fund's assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Hatteras Master Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Advisor Accounts will be subject to the investment policies and restrictions of the Hatteras Master Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Advisor in accordance with the 1940 Act).

     Valuation of Advisor Funds. The valuation of the Hatteras Master Fund's investments in Advisor Funds is ordinarily determined based upon valuations calculated by the Hatteras Administrator (as defined below), based on information provided by the Advisors of such Advisor Funds. Although the Hatteras Investment Manager reviews the valuation procedures used by all Advisors, neither the Hatteras Investment Manager nor the Hatteras Administrator can confirm or review the accuracy of valuations provided by Advisors or their administrators.

     If an Advisor's valuations are consistently delayed or inaccurate, the Hatteras Investment Manager generally will consider whether the Advisor Fund continues to be an appropriate investment for the Hatteras Master Fund. The Hatteras Master Fund may be unable to sell interests in such an Advisor Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Advisor's valuations, and the Hatteras Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Hatteras Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

     Dilution. If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Hatteras Master Fund, additional sales of Limited Partnership Interests of the Hatteras Fund will dilute the participation of existing Partners in the indirect returns to the Hatteras Fund from such Advisor Fund.

     Turnover. The Hatteras Master Fund's activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Hatteras Master Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Hatteras Master Fund's income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Hatteras Master Fund from an Advisor Fund could involve expenses to the Hatteras Master Fund under the terms of the Hatteras Master Fund's investment.

     Indemnification of Advisor Funds. The Advisors often have broad indemnification rights and limitations on liability. The Hatteras Master Fund may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

     Indirect Investment in Advisor Funds. Any transaction by which the Hatteras Master Fund indirectly gains exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Hatteras Master Fund's use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Hatteras Master Fund's investment in an Advisor Fund. There can be no assurance that the Hatteras Master Fund's indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Hatteras Master Fund's value may decrease as a result of such indirect investment.

     Investments in Non-Voting Securities. Unlike registered investment companies such as the Hatteras Master Fund, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Hatteras Investment Manager to monitor whether holdings of the Advisor Funds cause the Hatteras Master Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Hatteras Master Fund may be purchasing its interest in an Advisor Fund in non-voting form (i.e., through the purchase, where applicable, of non-voting securities). Additionally, for regulatory reasons, the Hatteras Master Fund may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Hatteras Master Fund holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Hatteras Master Fund in an Advisor Fund and adversely affect its investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on the Hatteras Fund and its Partners.

     Control over Advisors. The Hatteras Investment Manager will invest in Advisor Funds that the Hatteras Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Hatteras Fund's investment objective and strategy. The Hatteras Investment Manager does not and will not control the Advisors; however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.

     Investment-Related Risks

     General Economic and Market Conditions. The success of the Hatteras Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Hatteras Master Fund in the Advisor Funds and Advisor Accounts and, thus, the Hatteras Fund's investments. Unexpected volatility or illiquidity could impair the Hatteras Fund's profitability or result in losses.

     Highly Volatile Markets. Price movements of forwards, futures and other derivative contracts in which an Advisor Fund's or Advisor Account's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

     Natural Resource and Precious Metal Investments. Advisor Funds and Advisor Accounts may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals are affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

     Risks of Securities Activities of the Advisors. The Advisors will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Hatteras Investment Manager will attempt to moderate these risks, there can be no assurance that the Hatteras Master Fund's investment activities will be successful or that the Partners will not suffer losses.

     Limits of Risk Disclosures. The above discussions of the various risks that are associated with the Hatteras Master Fund, the Hatteras Offshore Fund, the Hatteras Fund, the Limited Partnership Interests and the Advisor Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Hatteras Fund. Prospective investors should read this entire Proxy Statement and the Hatteras Fund's Offering Memorandum and SAI and the Limited Partnership Agreement of the Hatteras Fund and consult with their own advisors. In addition, as the Hatteras Fund's investment program changes or develops over time, an investment in the Hatteras Fund may be subject to risk factors not currently contemplated or described in this Proxy Statement or the Hatteras Fund's Offering Memorandum.

Investment Objectives and Principal Investment Strategies

     Topiary Fund. The Topiary Fund's, the Topiary Offshore Fund's, and the Topiary Master Fund's investment objective is to generate long-term capital appreciation. The Topiary Fund attempts to achieve its investment objective by investing substantially all of its investable assets in the Topiary Offshore Fund, which has the same investment objectives as the Topiary Fund. The Topiary Offshore Fund in turn invests all or substantially all of its investable assets in the Topiary Master Fund, which in turn invests substantially all of its assets, either directly or indirectly, in approximately 50 to 100 Investment Funds to be managed pursuant to various alternative or non-traditional investment strategies. The actual number of Investment Funds is determined in the absolute discretion of DBIM. The Topiary Fund's investment objective may be changed by the Topiary Fund's Board without the vote of a majority of the Topiary Fund's outstanding voting securities.

     To the extent permitted by applicable regulations or as expressly provided in the Topiary Fund Prospectus, none of the name of the Topiary Fund, the Topiary Offshore Fund, or the Topiary Master Fund, any aspect of the Topiary Fund's, the Topiary Offshore Fund's, or the Topiary Master Fund's investment program, or the portfolio allocation range described below will be a fundamental investment policy of the Topiary Fund, and each can be changed by the Topiary Fund's Board without Member approval. In the event of such a change, Members would receive prior notice. The Investment Funds in which the Topiary Master Fund invests may pursue various investment strategies and are subject to special risks.

     Relative Value Category. Relative Value strategies generally seek to produce returns without taking on specific market exposures. Investment Funds employing Relative Value strategies seek to achieve attractive risk-adjusted returns through the use of both long and short positions in fixed income and/or equity instruments, attempting to exploit pricing inefficiencies that occur in the markets from time to time. Relative Value Investment Funds may employ Convertible Arbitrage, Fixed Income Arbitrage, and Quantitative Market Neutral Equity strategies.

     Event Driven Category. Event Driven strategies generally seek to produce returns based on anticipated outcomes of company specific or transaction specific situations, such as a corporate merger, corporate restructuring, or pending bankruptcy. Event Driven Investment Funds may employ Multi-Event (formerly Merger/Risk Arbitrage), Bankruptcy/Distressed, and Multi-Strategy/Rotational strategies.

     Equity Long/Short Category. Equity Long/Short strategies generally seek to produce returns from investments in the global equity markets. These strategies are generally focused on absolute returns and trade based on the manager's beliefs about specific equity markets, regions, sectors, and/or securities. Although these strategies involve both long and short positions, most managers will have a directional bias. Equity Long/Short Investment Funds may employ Opportunistic, Global-International, Sector Specific, and Short-Biased strategies.

     Global Macro. Global Macro strategies generally focus on macro-economic opportunities across numerous markets and instruments. Investments may be made in cash, securities, futures contracts, derivative contracts, or options in the equity, fixed income, currency, or commodity markets. Global Macro Investment Funds may employ Discretionary or Systematic strategies.

     DBIM employs a two-step process in structuring the Topiary Master Fund's portfolio of Investment Funds. First, DBIM determines an allocation for the Topiary Master Fund's assets across the universe of potential hedge fund strategies, seeking to achieve a portfolio composition that demonstrates volatility that is lower than the broad-based equity market and returns that are not correlated to either the broad-based equity or bond markets. Using data categorizing and analyzing the historical returns of select managers within each strategy in each category discussed above, DBIM employs a number of quantitative modeling techniques in conjunction with fundamental research analysis to ascertain an optimized allocation of the Topiary Master Fund assets among primary categories and underlying strategies.

     Second, DBIM identifies and evaluates potential investments based on specific quantitative, qualitative, and due diligence criteria. Upon completion of its review, DBIM selects appropriate Investment Funds. The Topiary Master Fund may invest in Investment Funds either directly or indirectly by purchasing a structured note or other derivative instrument linked to such Investment Fund.

     The Topiary Master Fund intends generally to limit investments in any one Investment Fund in its portfolio to no more than 10% of the Topiary Fund's assets.

     Hatteras Fund. The Hatteras Fund's investment objective is to generate consistent long-term appreciation and returns across all market cycles. To achieve its investment objective, the Hatteras Fund provides its Limited Partners with access to a broad range of investment strategies and asset categories, trading advisors and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in the Hatteras Offshore Fund. The Hatteras Offshore Fund in turn invests substantially all of its assets in the Hatteras Master Fund. The Hatteras Offshore Fund serves solely as an intermediate entity through which the Hatteras Fund invests in the Hatteras Master Fund. The Hatteras Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

     Although it is not required to do so, the Hatteras Master Fund will seek to allocate the proceeds among at least 20 Advisors, generally through Advisor Funds managed by the Advisors, with the objective of adding additional Advisors as the Hatteras Master Fund's assets grow and the need to diversify among additional Advisors increases.

     The investment strategies in which the Advisors will invest are Private Equity and Real Estate (which are not part of the Topiary Fund's investment program, although the Topiary Fund may be indirectly exposed to private equity and/or real estate strategies through investments made by an Investment Fund in such sectors), Opportunistic Equity, Enhanced Fixed Income, Absolute Return and Energy/Natural Resources. The Hatteras Fund will generally not allocate more than 15% of its assets to Private Equity investment strategies and 15% of its assets to Real Estate investment strategies.

     Private Equity. Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Hatteras Master Fund will attempt to invest in a group of Advisor Funds that vary widely: sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Advisors take an active role in managing and operating the business. Additionally, it is expected that Advisor Funds will engage in both direct investment and co-investment private equity deals. The Hatteras Investment Manager believes that the key capabilities necessary to successfully structure private equity transactions include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure. Finally, the eventual success or failure of Private Equity investing ultimately hinges on the ability of Advisors to attract and develop a steady flow of quality investment opportunities to analyze.

     Securities issued by private partnerships investing in private equity investments may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying private equity investments may tend to be less liquid than other types of investments. The Hatteras Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private equity partnerships, and therefore the Hatteras Master Fund may have little, if any, capital allocated to such partnerships, until the Hatteras Investment Manager determines that, among other things, the Hatteras Master Fund is large enough to have gained appropriate diversification. In addition, the Hatteras Investment Manager anticipates that attractive opportunities to invest in private equity partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

     Real Estate. The Real Estate strategy consists generally of investing in Advisor Funds that are: (1) registered investment companies or managers that invest in real estate investment trusts (commonly known as "REITs"); and (2) private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Advisor Fund). This strategy derives performance from accurately valuing the future income-producing capacity of a real estate property from its location, condition and previous operating history (cash flow, occupancy rates and expenses) relative to other fixed income or yield alternatives.

     REITs seek to optimize share value and increase cash flows by acquiring and developing new projects, upgrading existing properties or renegotiating existing arrangements to increase rental rates and occupancy levels. REITs must distribute 90% of their net earnings to investors in order to benefit from a special tax structure, which means they may pay high dividends. The value of a particular REIT can be affected by such factors as its need for cash flow, the skill of its management team, and defaults by its lessees or borrowers or the current interest rate environment relative to the yield being generated by a particular REIT. To a much lesser extent, conventional mortgage loans, participating mortgage loans, common or preferred stock of companies whose operations involve real estate (i.e., that primarily own or manage real estate), and collateralized mortgage obligations will be used as the investment vehicle of choice.

     Advisors whose Advisor Funds are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Advisors will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Advisors may invest in raw land, which may be acquired for appreciation or development purposes. These Advisors typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Advisors often do not provide their investors with the right to redeem their investment in the Advisor Fund; thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Advisor Fund.

     Advisor Funds may additionally invest in foreign real estate or real estate-related investments. The Hatteras Master Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Advisor Fund has exhibited prior expertise in the foreign markets in which it invests.

     Securities issued by private partnerships investing in real estate may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying real estate investments may tend to be less liquid than other types of investments. The Hatteras Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as private real estate partnerships, and therefore the Hatteras Master Fund may have little, if any, capital allocated to such partnerships, until the Hatters Investment Manager determines that, among other things, the Hatteras Master Fund is large enough to have gained appropriate diversification. In addition, the Hatteras Investment Manager anticipates that attractive opportunities to invest in private real estate partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

     Opportunistic Equity. The Opportunistic Equity Portfolio will be composed of Advisor Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity strategy will consist of Advisor Funds that trade predominantly in equity securities, certain of the Advisors chosen may additionally invest all or a portion of the Advisor Funds in debt instruments.

     These Advisors will opportunistically allocate capital to those markets around the globe which present the best opportunities for profit based on either the Advisor's fundamental company valuation analysis or perceived macroeconomic shifts. To achieve an appropriately broad range of investments, the Hatteras Master Fund may employ more than one Opportunistic Equity Advisor, each of which will typically focus on particular geographical markets in a general set of market capitalization ranges and/or employ a particular style of investing.

     Long/Short Public Equity. The Long/Short Public Equity strategy primarily involves investments in publicly traded equity instruments in developed countries (generally). This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Advisors that manage Long/Short Public Equity Advisor Funds generally derive performance by establishing offsetting positions (a "long" and "short" position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike "long only" managers, Long/Short Public Equity Advisors will almost always have "short" positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market "puts" and "calls," etc.). However, to be included in this asset class, a Long/Short Public Equity Advisor will have to be "net short" biased (i.e., in general, generate returns that have a negative correlation to the overall equity markets) or be "market neutral" (i.e., attempts to offset its "long" position with a corresponding "short" position so that there is no "net long" or "net short" position). On occasion, a manager within the strategy may run a net "long" position; provided, however, that the net "long" position will typically be less than those included in the traditional "long" equity portfolio.

     The Long/Short Public Equity Advisor Funds included in the Opportunistic Equity may be "market neutral" or have a net "short" bias. As a result, these Advisor Funds typically tend to have little, if any, or negative correlation with traditional equity investments (as contrasted with Long/Short Public Equity Advisors in a long equity portfolio, which will have a "net long" bias and thus would likely have a positive correlation to the broad equity markets or subsets thereof). A "net short" bias Advisor may utilize an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. In addition, hedging can be accomplished through short sales and/or the use of index options and futures or other derivative products. Leverage may also be employed by the Advisors to enhance the risk/reward profile of the portfolio, although leverage also can increase the risk of greater portfolio losses. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

     Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Hatteras Investment Manager believes key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Advisor may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Global Macro. Advisors utilizing Global Macro strategies typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. These strategies may include positions in the cash, currency, futures and forward markets. These managers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

     With a broader global scope, returns to the Global Macro strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Short Selling. The Short Selling strategy involves selling short the stock of companies whose fundamentals, liability profile and/or growth prospects do not support current public market valuations. A short sale involves the sale of a security that the Advisor Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Advisor Fund must borrow the security, and the Advisor Fund is obligated to return the security to the lender (which is accomplished by a later purchase of the security by the Advisor Fund) and to pay any dividends paid on the borrowed security over the term of the loan. In the U.S., when a short sale is made, the seller generally must leave the proceeds thereof with the broker and deposit with the broker an amount of cash or securities sufficient under applicable margin regulations and the requirements of the broker (which may be higher) to collateralize its obligation to replace the borrowed securities that have been sold. If short sales are effected in foreign stocks, such transactions may be governed by local law. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short-selling can be used to capitalize on any divergence between the long-term value of a stock and the short-term pricing by capital markets of the same stock. Advisor Funds may combine short-selling with an equity index hedge to offset the impact of systemic equity risk on the Advisor Fund's short stock position. Short-selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Enhanced Fixed Income. Enhanced Fixed Income strategies seek to provide superior risk-adjusted investment performance by focusing on less efficient areas of the global fixed income markets (including certain sectors of the U.S. fixed income markets). In general, this strategy encompasses High Yield, Distressed, and Global Debt investing (including, among other things, in emerging markets). To achieve an appropriately broad allocation of investments, the Hatteras Master Fund may employ more than one Advisor in each Enhanced Fixed Income strategy, with the objective of gaining diversification in geography (to minimize the economic or currency risk of a particular country or region), credit quality, issuers, industrial segment and/or other factors important to generate a broad portfolio. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

     High Yield Debt. The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due ("payment default"), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that a company is experiencing financial difficulties (which is generally the case), the Hatteras Investment Manager believes it is important to determine the following: (1) the capital structure of the company (particularly debt that is senior to the debt issuance being considered); (2) the asset base of the company (what would be realized in a distressed liquidation mode that is generally less than what the assets would be worth in a more orderly disposition); and (3) would this liquidation cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Advisor the "downside" case. In addition, the High Yield Debt Advisor would analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company's current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment ("fundamental analysis"). In other contexts, a high yield instrument may be one that is issued by a company that still is an investment grade company (but typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil or is in a troubled region of the world, etc. Thus, the Hatteras Investment Manager believes a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Advisors will generally consider, among other factors, the price of the security, the prospects of the issuer, the company's history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

     High Yield Debt Advisors may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded). Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

     High yield debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities' true risk/reward profile. Accordingly, High Yield Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a High Yield Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the high yield debt position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Distressed Securities. Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the "high yield" category. These securities generally trade at significant discounts to par value, because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities. The main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

     Distressed Securities Advisors may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities Advisor Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities Advisors may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors' committee. In order to achieve these objectives, Distressed Securities Advisors may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments. A significant portion of a Distressed Securities Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the distressed securities position and "short" the issuer's common stock) in order to mitigate the risk associated with an investment in an otherwise "troubled" company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Distressed Securities Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds.

     Global/Emerging Market Debt. Global/Emerging Market Debt investing involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. The strategy will generally consist of Advisor Funds investing in global fixed income portfolios and/or emerging markets debt securities. Given the markets in which it invests, a significant portion of a Global Debt Advisor's portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

     The Hatteras Master Fund may invest in more than one Global Debt Advisor, with a goal of gaining diversification among macroeconomic risks, specific geographic market risk, currency risk, credit risk, and/or interest rate risk. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio.

     Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Advisor Funds typically experience significantly more volatility and risk than traditional fixed income Advisor Funds. To mitigate some of this risk, a Global Debt Advisor may use certain hedging tools, such as "shorting" securities in other portions of the capital structure (e.g., being "long" the global debt position and "short" the issuer's common stock) or buying protection for a decline in the native currency or the US dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Absolute Return. The following strategies comprise the "Absolute Return" asset class, an asset class that is defined herein as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within this asset class may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). With respect to the Absolute Return" Class, the Hatteras Master Fund may invest in an Advisor Fund that utilizes one or more of the following strategies:

     Convertible Arbitrage. The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock's volatility (which directly affects the option value of the security's conversion feature). The Hatteras Investment Manager believes that convertible arbitrage necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements. The Hatteras Investment Manager believes that some of the key capabilities necessary to successfully run a convertible arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the convertible arbitrage portfolio.

     The Hatteras Master Fund may invest in one or more Advisors with exposure in the convertible arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

     Merger Arbitrage. The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Thus, when an acquisition is announced, the acquiring company ("Acquiror") will establish a price per share of the company being acquired ("Target") in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target's stock price will typically increase but still trade at a discount to the price being offering by the Acquiror. This discount--and the size of the discount--is principally a function of three factors: (1) the risk that the acquisition will close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the "spread" between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and "short" shares of the Acquiror in a stock for stock transaction. When the deal closes, the risk premium vanishes and the Advisor's profit is the spread.

     Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Hatteras Investment Manager believes that key factors in the successful implementation of merger arbitrage are expertise in regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

     This strategy is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. From the middle part of 2000 to the middle part of 2003, activity within this strategy was limited. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Event Driven Arbitrage. Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation).

     Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events. This strategy is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Fixed Income Arbitrage. Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of functionally equivalent or substitutable securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agencies relative to U.S. Treasuries). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is often used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agencies of a similar duration of U.S. Treasuries have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agencies trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), agencies will trade at a higher than normal discount to U.S. Treasuries (reflected by a higher current yield in agencies). Accordingly, the Advisor will buy the agencies "long" and then "short" the U.S. Treasuries. When the spread narrows or becomes more in line with historical norms, the Advisor generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As this interest rate exposure is hedged out, these strategies generally exhibit little to no correlation to the broader equity and bond markets. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments "long" with a higher coupon or yield and "shorting" a shorter duration instrument with a lower coupon. The Advisor makes a "spread" on the difference between the higher yielding "long" position and the lower yielding "short" position. Investment banks may allow an Advisor to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities). The principal risk in this strategy is rising interest rates, which often result in a greater decline in the value of the "long" position than in the "short" position. In such a case, the Advisor will either have to provide additional collateral to the investment bank lender or close the position at a loss. Depending on the level of leverage and the duration of the "long" position, the resulting loss of capital could be significant.

     Volatility Arbitrage. This strategy entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Advisors typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Advisor can identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. For example, in 2002 market index volatility reached levels not seen since the 1930's; once it was determined that the volatility indices for these markets were trading significantly above their historical trading bands, many managers put on positions that were net "short" volatility. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies. Use of derivatives often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Statistical Arbitrage. Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g. intra-industry or competitor companies). Once identified, the Advisor will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a statistical arbitrage portfolio's gross long and short positions may be significantly large and portfolio turnover can often be high.

     In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it. Index arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved.

     While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the manager when selecting securities to be "long" and "short." The Investment Manager believes that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Advisor who is able to more clearly discern closely related pairs of securities will likely outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Advisor will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

     Energy/Natural Resources. The Energy strategy consists generally of investing in Advisor Funds that are: (1) registered investment companies or managers that invest in publicly-traded energy companies; and (2) private partnerships that make direct investments in private or (sometimes) smaller publicly traded energy companies. The types of companies included within the "energy" sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors, exploration and production, technology, pipelines and storage, and power generation and transmission.

     The Hatteras Investment Manager believes that the key capabilities necessary to successfully run the energy strategy include, among other things, comprehensive business operations analysis; competitive industry landscape analysis; accurate energy asset valuation; commodities valuation and market analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Advisor Fund; and ability to ascertain the optimal financing vehicle and structure.

     Generally, the Energy Advisors will engage in longer-term investments with lower portfolio turnover than many of the other investment strategies. Additionally, it is anticipated that the Energy strategy's returns may exhibit relatively low correlation to the returns of the broader equity and bond markets as well as the other investment strategies in the Hatteras Fund.

     Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Advisor Funds generally, because the partnerships' underlying energy and natural resources investments may tend to be less liquid than other types of investments. The Hatteras Investment Manager anticipates that it will invest primarily in investments that are not as illiquid as such partnerships, and therefore the Hatteras Master Fund may have little, if any, capital allocated to such partnerships, until the Hatteras Investment Manager determines that, among other things, the Hatteras Master Fund is large enough to have gained appropriate diversification. In addition, the Hatteras Investment Manager anticipates that attractive opportunities to invest in private energy or natural resources partnerships will typically occur only periodically, as the Advisors in this asset class often only raise capital for new partnerships when existing partnerships are substantially invested.

     In addition, the Hatteras Master Fund may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities. The Hatteras Investment Manager believes that all non-energy related investing will account for a modest portion of the overall portfolio.

     The Hatteras Fund's investment objective is non-fundamental and may be changed by the Hatteras Fund Board without the approval of the Limited Partners. Except as otherwise stated in the Hatteras Fund's Offering Memorandum, the investment policies, asset allocation ranges, strategies and restrictions of the Hatteras Fund are not fundamental and may be changed by the Hatteras Fund Board without the approval of Limited Partners.

     Combined Fund. The combined fund's investment objective and principal investment strategies will be those of the Hatteras Fund.

Performance Information

     The following tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund's performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Topiary Fund, please refer to the Topiary Fund Prospectus, the Topiary Fund SAI, and the Topiary Fund Annual Report. For more information concerning the performance of the Hatteras Fund, please refer to the Hatteras Fund Offering Memorandum and the Hatteras Fund Annual Report.

                                 Topiary Fund
                          Average Annual Total Return

----------------------------------------------------- --------------------------------
                                                                 Interests
----------------------------------------------------- ---------------- ---------------
                                                        With Sales     Without Sales
                       Period                            Charge*(%)       Charge(%)
----------------------------------------------------- ---------------- ---------------
                   One Year Ended
                   March 31, 2007                          3.98%           6.65%
----------------------------------------------------- ---------------- ---------------
    Period From October 1, 2004 (commencement of
         operations) through March 31, 2006                7.72%           8.82%
----------------------------------------------------- ---------------- ---------------

* Assumes the maximum applicable sales charge.



                                    Hatteras Fund
                             Average Annual Total Return

-------------------------------------------------- ------------------------------------------
                                                         Limited Partnership Interests
-------------------------------------------------- --------------------- --------------------
                                                   With Placement Fee*    Without Placement
                    Period                                 (%)                 Fee(%)
-------------------------------------------------- --------------------- --------------------
                One Year Ended
                March 31, 2007                            5.31%                 7.46%
-------------------------------------------------- --------------------- --------------------
  Period From April 1, 2005 (commencement of
      operations) through March 31, 2006                  7.80%                10.00%
-------------------------------------------------- --------------------- --------------------

* Assumes the maximum applicable placement fee.



     Total return and yield figures are based on a Fund's historical performance and are not intended to indicate future performance. A Fund's total return and yield will vary depending on market conditions, the securities comprising a Fund's portfolio, a Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Hatteras Fund or the Topiary Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     The combined fund will be named the Hatteras Multi-Strategy TEI Fund, L.P. following the Reorganization. Because the combined fund will most closely resemble the Hatteras Fund, the Hatteras Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Hatteras Fund at the closing of the Reorganization.

Management of the Funds

     Topiary Fund. DBIM, a registered investment adviser with headquarters at 345 Park Avenue, New York, New York 10154, provides investment supervisory services to the Topiary Master Fund, including serving as investment adviser for the Topiary Master Fund. DBIM is performing services as Topiary Fund Management. Topiary Fund Management is the marketing name of the fund of hedge funds activities of RREEF Alternative Investments, which itself is the brand name of the overall alternative investments business of Deutsche Bank AG. As the Topiary Master Fund's investment adviser, DBIM makes the Topiary Master Fund's investment decisions. DBIM buys and sells securities for the Topiary Master Fund and conducts the research that leads to the purchase and sale decisions. As necessary, DBIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs. Subject to the general supervision of the Topiary Master Fund Board and in accordance with the investment objective, policies, and restrictions of the Topiary Master Fund, DBIM provides the Topiary Master Fund with ongoing investment guidance, policy direction, and monitoring of the Topiary Master Fund pursuant an investment management agreement (the "Topiary Investment Management Agreement") at an annual rate of 1.00% of the Topiary Master Fund's average daily net assets. The Topiary Investment Management Agreement may be terminated by the Topiary Master Fund Board, by a majority vote of the Members, or by DBIM.

     A discussion regarding the basis for the Topiary Master Fund Board's approval of the Topiary Investment Management Agreement is available in the Topiary Fund's most recent semi-annual report to Members for the period ended September 30, 2006.

     The Topiary Fund Management team is primarily responsible for the investment management of the Topiary Master Fund with respect to DBIM. The team is comprised of a group of analysts with responsibility for performing due diligence and analysis on Investment Fund investments and for the portfolio management of the Topiary Master Fund. A senior analyst is responsible for the day-to-day investment management of the Topiary Master Fund and is supported by a back-up analyst. Mr. Steven L. Bossi is Global Head of Topiary Fund Management for RREEF Alternative Investments and is primarily responsible for management of the Topiary Management team and the investment management and development of DBIM's multi-manager hedge fund products. Mr. Bossi also manages a RREEF Alternative Investments multi-strategy fund of funds and is lead analyst for several relative value and event-driven strategies. Mr. Bossi joined DBIM in 2001 after nine years of experience as president and chief operating officer of AI International Corporation, an investment advisory firm, where he actively managed global investments in traditional and alternative markets, including equity, fixed income, emerging markets, distressed securities, merger arbitrage, convertible arbitrage, and private equity securities. Prior to that, Mr. Bossi was a fixed income portfolio manager at Aetna Life & Casualty. Mr. Bossi received a B.S. from the University of Connecticut and an M.B.A. from the University of Chicago.

     The Topiary Fund's SAI provides additional information about the portfolio manager's investments in the Topiary Fund, a description of the compensation structure, and information regarding other accounts managed by the portfolio manager and such portfolio managers' ownership of securities in the Topiary Fund.

     Hatteras Fund. The Hatteras General Partner, a Delaware limited liability company, serves as the general partner of the Hatteras Fund and the Hatteras Master Fund. The Hatteras General Partner has irrevocably delegated to the Hatteras Fund Board its rights and powers to monitor and oversee the business affairs of the Hatteras Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Hatteras Fund's business.

     The Hatteras Investment Manager is responsible for providing day-to-day investment management services to the Hatteras Master Fund, subject to the ultimate supervision of and subject to any policies established by the Hatteras Master Fund Board, pursuant to the terms of an investment management agreement with the Hatteras Master Fund (the "Hatteras Investment Management Agreement"). Under the Hatteras Investment Management Agreement, the Hatteras Investment Manager is responsible for developing, implementing and supervising the Hatteras Master Fund's investment program and receives for its services monthly compensation at the annual rate of 1.00% of the month-end net assets of the Hatteras Master Fund. Its principal place of business is located at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615, Telephone (919) 846-2324, Facsimile (919) 846-3433. The Hatteras Investment Manager is registered as an investment adviser under the Advisers Act. As of June 30, 2007, the Hatteras Investment Manager had approximately $625 million of assets under management.

     A discussion regarding the basis for the Hatteras Master Fund Board's approval of the Hatteras Master Fund's Investment Management Agreement is available in the Hatteras Fund's most recent annual report to Limited Partners for the fiscal year ended March 31, 2007.

     The Topiary Investment Management Agreement and the Hatteras Investment Management Agreement are substantially similar.

     The following individuals are the members of the investment committee of the Hatteras Investment Manager and other officers of the Hatteras Investment Manager primarily responsible for selecting Advisors on behalf of the Hatteras Investment Manager and allocating the Hatteras Master Fund's assets among them:

     Mr. David B. Perkins is the President and Managing Principal of the Hatteras Investment Manager and is the co-founder and Managing Partner of CapFinancial Partners, LLC. Mr. Perkins has 17 years experience in investment management consulting and focuses on institutional and private client relations. Mr. Perkins' responsibilities as a member of the Hatteras Investment Manager's portfolio management team include identification of strategies, allocation and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning. While at CapFinancial Partners, LLC his primary responsibilities included strategic and tactical asset allocation and investment manager search and selection, including alternative investment strategies, and performance reporting. Prior to joining the Investment Manager in 2003, Mr. Perkins served as Managing Partner at Wachovia Securities Financial Network, Inc. from June 2002 to September 2003 and as Managing Principal of CapTrust Financial Advisors, LLC from October 1997 to June 2002. Mr. Perkins received his B.A. degree from the University of North Carolina at Charlotte and earned his Certified Investment Management Analyst designation at the Wharton School of the University of Pennsylvania. He also earned his Certified Investment Strategist designation through the Stern School of Business at New York University. Mr. Perkins is a member of the Investment Management Consultants Association and was elected to the Who's Who of Investment Management Consulting in 1999. Mr. Perkins is also a member of the Chartered Alternative Investment Analyst Association where he earned the designation of Chartered Alternative Investment Analyst.

     Mr. Mark W. Yusko is a Principal of the Hatteras Investment Manager and Principal of Morgan Creek Capital Management, LLC. Mr. Yusko provides a full range of portfolio management functions for the Hatteras Fund. Mr. Yusko's responsibilities include identification of investment strategies, portfolio construction decisions, manager selection and due diligence, as well as tactical and strategic asset allocation decisions. Previously, Mr. Yusko was the Chief Investment Officer at the University of North Carolina in Chapel Hill, North Carolina ("UNC") and the President and Chief Executive Officer for UNC Management Co., LLC. Prior to UNC, Mr. Yusko served as Director of Investments at the University of Notre Dame. Mr. Yusko received his B.S. degree, with honors, in Biology and Chemistry from the University of Notre Dame and a MBA in Accounting and Finance from the University of Chicago.

     Mr. Joshua E. Parrott, CAIA, is Director of Risk Management for the Hatteras Investment Manager. His primary responsibilities include risk management and manager due diligence. Prior to joining the Hatteras Investment Manager, Mr. Parrott was employed at Dialectic Capital Management in New York where he assisted in portfolio analysis and the launch of a long/short equity hedge fund. Prior to Dialectic, Mr. Parrott was employed by Morgan Stanley where he provided alternative investment strategies and portfolio management for high net worth individuals. Mr. Parrott began his career at Bear, Stearns & Company specializing in restricted securities transactions for institutions and high net worth individuals. Mr. Parrott received his B.S. degree from the University of Vermont. Mr. Parrott holds the Series 7, 66 and 31 licenses and is a candidate for the Professional Risk Manager certification. Mr. Parrott is a member of the North Carolina Society of Financial Analysts.

     The Statement of Additional Information of the Hatteras Fund provides additional information about the compensation of the Hatteras Fund's portfolio managers, other accounts managed by such managers, and such managers' ownership of securities in the Hatteras Fund.

     Morgan Creek Capital Management, LLC ("Morgan Creek") is a non-managing member of the Hatteras Investment Manager and the Hatteras General Partner. Pursuant to the respective operating agreements of those entities, Morgan Creek is entitled to receive an allocation to its capital account equal to a percentage of any management or incentive fees received by the Hatteras Investment Manager from the funds its manages and incentive allocations received by the Hatteras General Partner from the funds for which it serves as general partner. Morgan Creek is also entitled to a portion of sales proceeds in the event of a sale of the Hatteras Investment Manager. Morgan Creek provides the Hatteras Investment Manager with portfolio construction, asset allocation, manager sourcing, portfolio oversight and ongoing due diligence.

     Combined Fund. Following the Reorganization, the Hatteras General Partner will serve as the general partner and the Hatteras Investment Manager will serve as the investment manager to the combined fund pursuant to the Hatteras Investment Management Agreement.

Other Service Providers

     Topiary Fund. DWS Scudder Distributors, Inc. ("Scudder"), 222 South Riverside Plaza, Attn: Correspondence 27th Floor, Chicago, IL 60606-1048, is the distributor of the Interests pursuant to an Underwriting Agreement between the Topiary Fund and the Distributor.

     PFPC Inc,. located at 301 Bellevue Parkway, Wilmington, Delaware 19809 ("PFPC), serves as the administrator, transfer agent and custodian of the Topiary Fund, the Topiary Offshore Fund, and the Topiary Master Fund and provides investor services, including services relating to transfer agency, processing of subscriptions, and account-related functions, among other services. For its services to the Topiary Fund and the Topiary Master Fund, the Topiary Master Fund pays PFPC, and the Topiary Fund as an indirect investor in the Topiary Master Fund bears, an administrative fee at an annual rate equal to 0.08% of the Topiary Master Fund's month-end net assets.

     PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Topiary Fund and the Topiary Master Fund.
PricewaterhouseCoopers LLP's principal business address is located at 300 Madison Avenue, New York, New York 10017.

     Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Topiary Fund and the Topiary Master Fund. Walkers, Walker House, P.O. Box 265GT, Mary Street, George Town, Grand Cayman, Cayman Islands, acts as legal counsel to the Topiary Offshore Fund.

     Hatteras Fund. CapFinancial Partners, LLC, an affiliate of the Hatteras Investment Manager and the Hatteras Fund, currently serves as a non-exclusive Placement Agent (as defined below) for the Hatteras Fund pursuant to a Placement Agreement. RBC Dain Rauscher, Inc., Morgan Stanley & Co., Incorporated, Morgan Stanley DW, Inc., The Strategic Financial Alliance, Inc., and Morgan Keegan & Co., Inc. also currently serve as Placement Agents for the Hatteras Fund pursuant to Placement Agreements.

     UMB Fund Services, Inc. (the "Hatteras Administrator") serves as administrator and custodian to the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund, pursuant to separate administration agreements. The Hatteras Master Fund pays the Hatteras Administrator a monthly administration fee out of the Hatteras Master Fund's assets, which is indirectly borne by the Hatteras Fund as an investor in the Hatteras Master Fund. Each of the Hatteras Fund and the Hatteras Offshore Fund are charged directly for certain services provided to them by the Hatteras Administrator, including taxation services.

     Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm. Its principal business address is 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103.

     Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, acts as counsel to the Hatteras Fund and Hatteras Master Fund. Walkers, Walker House, P.O. Box 265GT, Mary Street, George Town, Grand Cayman, Cayman Islands, acts as legal counsel to the Hatteras Offshore Fund.

     Combined Fund. Following the Reorganization, the Hatteras Fund's current service providers will service the combined fund.

Sales Charges, Placement Agent and Investor Servicing Fees

     Topiary Fund. Investments may be subject to a sales charge of up to 2.5%, subject to waiver or adjustment in the sole discretion of Scudder. Without limiting the foregoing, the sales charge is expected to be waived for certain institutional investors and certain persons associated with DBIM or its affiliates. The sales charge will be added to each prospective investor's purchase amount, and will not constitute part of a Member's capital contribution to the Topiary Fund or part of the assets of the Topiary Fund.

     Investors in the Topiary Fund are not charged any placement agent fees or investor servicing fees.

     Hatteras Fund. Placement agents (who may be affiliated with the General Partner) (each, a "Placement Agent") are entitled to a placement fee of 2.00% for investments in the amount of $100,000 to $499,999, 1.50% for investments in the amount of $500,000 to $999,999 and 1.00% for investments of $1,000,000 or more. The placement fee will be applied by one of two methods, as determined by the applicable Placement Agent. The Placement Agent may: (1) have the placement fee deducted from the amount provided, so that for example, if the investor provides $100,000, $2,000 will generally be deducted as a placement fee and $98,000 will be invested in the Hatteras Fund; or (2) treat the placement fee as an addition to, and not a deduction from, the subscription amount; so that, for example, if the investor invests $100,000 in the Hatteras Fund, the investor will generally be charged a $2,000 placement fee in addition to the $100,000 invested. Under a right of accumulation offered by the Hatteras Fund, the amount of each additional investment in the Hatteras Fund by a Partner will be aggregated with the amount of the Partner's initial investment and any other additional investments by the Partner in determining the applicable placement fee. The right of accumulation also applies to investments in the Hatteras Fund by a Partner's spouse and investments for certain related accounts. The placement fee does not constitute a capital contribution made by a Partner to the Hatteras Fund or part of the assets of the Hatteras Fund. The placement fee may be waived or reduced for certain investors at the sole discretion of the applicable Placement Agent in consultation with the Hatteras General Partner and is expected to be waived, without limitation, for the Hatteras General Partner and its affiliates and their respective directors, partners, principals, officers and employees as well as for certain other strategic investors.

     In consideration for investor services, the Hatteras Fund will pay Hatteras Investment Partners, LLC (in such capacity, the "Servicing Agent") an investor servicing fee at the annual rate of 0.75% of the net asset value of the Limited Partnership Interests beneficially owned by customers of the Servicing Agent or any service provider who has entered into a service provider agreement with the Servicing Agent. The investor servicing fees payable to the Servicing Agent will be borne by all Partners of the Hatteras Fund pro rata. The Servicing Agent may waive to all investors (on a pro rata basis) or pay to service providers all or a portion of the investor servicing fee in its sole discretion.

     Combined Fund. Following the Reorganization, the combined fund will be subject to the Hatteras Fund's placement agent fees and investor servicing fees, as described above.

     For more information on the Topiary Fund's fees and service providers or the Hatteras Fund's fees and service providers see the Topiary Fund Prospectus or the Hatteras Fund Offering Memorandum, respectively (a copy of which accompanies this Proxy Statement).

Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of
Interests

     Procedures for the purchase, withdrawal, transfer and valuation of interests of the Topiary Fund and the Hatteras Fund as well as investor eligibility requirements for both Funds are substantially similar. Investors should refer to the Hatteras Fund Offering Memorandum and the Topiary Fund Prospectus for the specific procedures applicable to purchases and withdrawals. In addition to the policies described below, certain fees may be assessed in connection with the purchase and withdrawal of interests, although no such fees will be assessed as part of the Reorganization. See "Summary--Fee and Expenses" above. The following discussion describes the policies and procedures related to the purchase, withdrawal, transfer and valuation of interests of the Hatteras Fund, which policies and procedures will be used by the combined fund.

     Purchase. The Hatteras Fund accepts initial and additional subscriptions as of the first business day of each calendar month or at such other times as may be determined by the Hatteras General Partner. Partners must purchase at least $100,000 of Limited Partnership Interests (including any applicable placement fee), although the Hatteras General Partner will waive such minimum purchase requirement for Members of the Topiary Fund who acquire Limited Partnership Interests as a result of the Reorganization. The minimum additional investment by existing Partners is $25,000 of Limited Partnership Interests.

     The Hatteras Fund reserves the right to reject any offer to purchase Limited Partnership Interests and the Hatteras Investment Manager may, in its sole discretion, suspend subscriptions for Interests at any time and from time to time.

     Investor Suitability. Limited Partnership Interests are sold only to persons that are "Qualified Clients" within the meaning of the Advisers Act. Such term includes, in general: (i) a natural person or company (other than, among other things, a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Hatteras Investment Manager's or its affiliates' management, including any amount invested in the Hatteras Fund; and (iii) certain employees of the Hatteras Investment Manager and its affiliates.

     Limited Partnership Interests may also only be sold to persons who are "accredited investors" within the meaning of Regulation D under the Securities Act of 1933, as amended. Generally, this includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

     In addition, Limited Partnership Interests are offered only to investors that are U.S. persons for U.S. federal income tax purposes. A person is considered a U.S. person for U.S. federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust. Finally, Limited Partnership Interests will only be offered to investors that are tax-exempt or tax-deferred entities for U.S. federal income tax purposes.

     Investors in the Hatteras Fund are also required to satisfy the Hatteras Fund's "Know Your Client" requirements and to provide the Hatteras Fund with additional information in connection therewith.

     Withdrawals. The Hatteras Fund intends to make quarterly offers to repurchase the Limited Partnership Interests unless the Hatteras Fund Board determines, in its complete and absolute discretion, that any such offer would not be in the Hatteras Fund's and the Partners' best interest.

     Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Limited Partnership Interests (but in no event to exceed the repurchase of more than 20% of the Limited Partnership Interests per quarter). A Partner that participates in a repurchase offer with a Valuation Date (as defined below) occurring prior to the end of the 12th month of its admission to the Hatteras Fund will be subject to a penalty payable to the Hatteras Fund equal to 5% of the amount requested to be repurchased, to be netted against withdrawal proceeds. The minimum value of a repurchase is $50,000, subject to the discretion of the Hatteras General Partner to allow otherwise. A Partner whose Limited Partnership Interest, or a portion thereof, is repurchased by the Hatteras Fund will not be entitled to a return of any placement fee that was charged in connection with the Partner's purchase of the Limited Partnership Interest.

     Limited Partnership Interests will be repurchased at their net asset value determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a "Valuation Date"). Partners tendering Limited Partnership Interests for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Hatteras Fund. Partners who tender may not have all of the tendered Limited Partnership Interest repurchased by the Hatteras Fund. The Hatteras Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. If a repurchase offer is oversubscribed, the Hatteras Fund will repurchase only a pro rata portion of the amount tendered by each Partner. The Hatteras Fund anticipates that it will make repurchase offers with Valuation Dates on or about June 30, September 30, December 31 and March 31 of each year.

     The Hatteras Fund Board, in its complete and absolute discretion, may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Limited Partnership Interests.

     A Partner who tenders for repurchase only a portion of its Limited Partnership Interest will be required to maintain a minimum account balance of $100,000. If a Partner tenders a portion of its Limited Partnership Interest and the repurchase of that portion would cause the Partner's account balance to fall below this required minimum, the Hatteras Fund reserves the right to reduce the portion of the Limited Partnership Interest to be purchased from the Partner so that the required minimum balance is maintained. Such minimum Capital Account balance requirement may also be waived by the Hatteras General Partner in its sole discretion, subject to applicable federal securities laws.

     The Hatteras Fund will generally pay the value of the Limited Partnership Interests repurchased (or as discussed below, 90% of such value if the entire Limited Partnership Interest owned by a Partner is repurchased) approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Hatteras Fund's financial statements for the fiscal year in which the repurchase is effected. If the entire Limited Partnership Interest owned by a Partner is repurchased, the Partner will receive an initial payment equal to 90% of the estimated value of the Limited Partnership Interest (after adjusting for fees, expenses, reserves or other allocations or redemption charges) approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Hatteras Fund's annual audit.

     The Hatteras General Partner has agreed that the Members of the Topiary Fund who acquire Limited Partnership Interests as a result of the Reorganization shall be credited by the Hatteras Fund with, and shall carry over, the holding period of their Topiary Fund Interests for all purposes including the calculation of any repurchase fee.

     Valuation. The Net Asset Value (the "NAV") of the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund will equal the value of the total assets of the Hatteras Fund, the Hatteras Offshore Fund and the Hatteras Master Fund, respectively, less all of each entity's respective liabilities, including accrued fees and expenses. In computing its NAV, the Hatteras Fund will value its interest in the Hatteras Offshore Fund at the value of the Hatteras Offshore Fund's interest in the Hatteras Master Fund, and the Hatteras Offshore Fund will value its interest in the Hatteras Master Fund at the NAV provided by the Hatteras Master Fund to the Hatteras Offshore Fund and the Hatteras Fund.

     The Hatteras Investment Manager will oversee the valuation of the Hatteras Master Fund's investments, including in interests in the Advisor Funds, in accordance with written policies and procedures (the "Valuation Procedures") that the Hatteras Master Fund Board has approved for purposes of determining the fair value of securities held by the Hatteras Master Fund, including the fair value of the Hatteras Master Fund's investments in Advisor Funds. As a general principle, the fair valuation of a security reflects the amount that the Hatteras Investment Manager determines that the Hatteras Master Fund might reasonably expect to receive for the security upon the sale or redemption of the security at the time the valuation is made, based on information reasonably available at the time the valuation is made and that the Hatteras Investment Manager believes to be reliable. In the case of a security issued by an Advisor Fund, this would typically be equal to the amount that the Hatteras Master Fund might reasonably expect to receive from the Advisor Fund if the Hatteras Master Fund's interest were redeemed on the date as of which it was valued (without accounting for any early redemption fees or lock-up periods that may be applicable to the Hatteras Master Fund's interest). The Hatteras Investment Manager makes this determination based on the valuation most recently provided by the Advisor Fund in accordance with the policies the Advisor Fund has established, which may constitute the Advisor Fund's best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Hatteras Master Fund's portfolio.

     Prior to an investment by the Hatteras Master Fund in any Advisor Fund, the Hatteras Investment Manager will conduct a due diligence review of the valuation methodologies used by the Advisor Fund. As a general matter, Advisor Funds selected by the Hatteras Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Hatteras Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value Limited Partnership Interests at the NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount. Although the procedures approved by the Hatteras Fund Board provide that the Hatteras Investment Manager will review the valuations provided by the Advisors, neither the Hatteras Investment Manager nor the Hatteras Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

     The Valuation Procedures approved by the Hatteras Fund Board provide that, where deemed appropriate by the Hatteras Investment Manager and consistent with the 1940 Act, investments in Advisor Funds may be valued at cost. Cost would be used initially in valuing Advisor Funds and thereafter only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Hatteras Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Hatteras Master Fund's investment will be revalued in a manner that the Hatteras Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Hatteras Fund Board will be responsible for ensuring that the Valuation Procedures are fair to the Hatteras Master Fund and consistent with applicable regulatory guidelines.

     In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Hatteras Investment Manager and/or the Hatteras Fund Board, in consultation with the Hatteras Administrator, will reevaluate the Hatteras Fund's fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     For more information regarding the above, please see the sections "Summary - The Offering," "Investor Qualifications," "Repurchase Offers," "Transfers of Interest" and "Calculation of Net Asset Value" in the Hatteras Fund Offering Memorandum.

                             FINANCIAL HIGHLIGHTS

     Financial highlights for the Limited Partnership Interests of the Hatteras Fund may be found in the Hatteras Fund's annual report, a copy of which accompanies this Proxy Statement. The Topiary Fund Prospectus is available upon request.

                     INFORMATION ABOUT THE REORGANIZATION

Eligible Participants

     As a condition to their investment in the Topiary Fund, Topiary Fund Members previously certified that they qualified as both "Qualified Clients" under the Advisers Act and "Accredited Investors" under the Securities Act. The Hatteras Fund imposes similar requirements on its investors. Accordingly, in order to be eligible to receive Limited Partnership Interests in the Hatteras Fund, Members of the Topiary Fund must likewise continue to qualify as both "Qualified Clients" and "Accredited Investors" (see "Comparison of the Topiary Fund and the Hatteras Fund--Purchase, Investor Suitability, Withdrawal, Transfer and Valuation of Interests" at page 37 for more detailed information).

     As described above, a "Qualified Client" includes, in general: (i) a natural person or company (other than, among other things, a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Hatteras Investment Manager's or its affiliates' management, including any amount invested in the Hatteras Fund; and (iii) certain employees of the Hatteras Investment Manager and its affiliates. An "accredited investor" includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

     The Proxy Card that accompanies this Proxy Statement contains a statement that, by signing on the appropriate signature line on such Proxy Card, Topiary Fund Members confirm that there have been no changes in their "Qualified Client" and "Accredited Investor" status since they made their initial certification to the Topiary Fund. Investors who do not meet both of these requirements will not be eligible to participate in the Reorganization.

General

     Under the Reorganization Agreement, the Topiary Fund will transfer substantially all of its assets and liabilities to the Hatteras Fund in exchange for Limited Partnership Interests of the Hatteras Fund. For more details about the Reorganization Agreement, see Appendix A--"Form of Agreement and Plan of Reorganization." Generally, the assets transferred by the Topiary Fund to the Hatteras Fund will equal (a) all investments of the Topiary Fund held in its portfolio as of the close of regular trading on the New York Stock Exchange on the business day prior to the Closing Date (the "Valuation Time"), and (b) all other assets owned directly or indirectly by the Topiary Fund as of such time. The Limited Partnership Interests of the Hatteras Fund received by the Topiary Fund Members will have the same aggregate net asset value as the aggregate net asset value of the Topiary Fund as of the Valuation Time. See "Calculation of Net Asset Value" in the Hatteras Fund Offering Memorandum for information concerning the calculation of net asset value. Such Limited Partnership will then be distributed on a proportionate basis to the Members of the Topiary Fund in liquidation of the Topiary Fund in return for such Members' proportional interests in the Topiary Fund and such Members will be admitted as Partners of the Hatteras Fund. Then, as soon as practicable after the Closing Date (as defined in Appendix A), the Topiary Fund will be dissolved under applicable state law and deregistered as an investment company under the 1940 Act.

     The distribution of Hatteras Fund Limited Partnership Interests to the Topiary Fund Members will be accomplished by opening new Capital Accounts on the books of the Hatteras Fund in the names of the Topiary Fund Members and transferring to those Capital Accounts the Limited Partnership Interests in the Hatteras Fund. Such newly-opened Capital Accounts on the books of the Hatteras Fund will represent for each Topiary Fund Member the respective pro rata share of the Interest in the Hatteras Fund that the Topiary Fund receives under the terms of the Reorganization Agreement. See "Terms of the Reorganization Agreement" below.

     Accordingly, as a result of the Reorganization, each Topiary Fund Member will own an Interest in the Hatteras Fund having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that Member's Topiary Fund Interest immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund's NAV. However, as a result of the Reorganization, a Member of the Topiary Fund or Limited Partner of the Hatteras Fund will hold a reduced percentage of ownership in the larger combined fund than the investor did in either of the Funds.

     No sales charge or fee of any kind will be assessed to the Topiary Fund Members in connection with their receipt of Interests in the Hatteras Fund in the Reorganization. However, immediately prior to the effective date of the Reorganization, any accrued Incentive Allocations will be reallocated from the Capital Accounts of Topiary Fund Members to the Capital Account of DBIM. Further, withdrawals made after the Reorganization may be subject to repurchase fees, although Members of the Topiary Fund who acquire Limited Partnership Interests as a result of the Reorganization shall be credited by the Hatteras Fund with, and shall carry over, the holding period of their Topiary Fund Interests for all purposes including the calculation of any redemption fee.

     The Hatteras Investment Manager has agreed to pay to DBIM in connection with the Reorganization an annual fee equal to 0.15% of the net asset value of the Capital Accounts held by former Topiary Fund Members with the Hatteras Fund. The Hatteras Investment Manager will pay such fee to DBIM monthly in arrears commencing on October 31, 2007 and ending on September 30, 2009.

Terms of the Reorganization Agreement

     Pursuant to the Reorganization Agreement, the Hatteras Fund will acquire substantially all of the assets and certain liabilities of the Topiary Fund on the Closing Date in consideration for Limited Partnership Interests in the Topiary Fund.

     On the Closing Date, the Topiary Fund will transfer to the Hatteras Fund substantially all of its assets in exchange solely for Limited Partnership Interests in the Hatteras Fund that are equal in value to the value as of the Valuation Time of the net assets of the Topiary Fund transferred to the Hatteras Fund, as determined in accordance with the Hatteras Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Hatteras Fund of substantially all of the liabilities of the Hatteras Fund provided for in an agreed upon schedule prior to the Closing Date.

     The Topiary Fund expects to distribute the Limited Partnership Interests in the Hatteras Fund to the Members of the Topiary Fund promptly after the Closing Date. Upon distribution of such Limited Partnership Interests, all outstanding Interests of the Topiary Fund will be withdrawn in accordance with Delaware law. Thereafter, the Topiary Fund will be dissolved under Delaware law.

     The Hatteras Fund and the Topiary have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

     Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

     o    the approval of the Reorganization by the Topiary Fund's Members;

     o the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

     o the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

     o the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

     o the effectiveness under applicable law of the registration statement of the Hatteras Fund and the absence of any stop orders under the Securities Act pertaining thereto;

     o    the receipt of opinions of counsel.

     The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the Members of the Topiary Fund.

     The Topiary Fund Board recommends that you vote to approve the Reorganization (and the reorganization involving the Topiary Master Fund and the Hatteras Master Fund), as it believes the Reorganization is in the best interests of the Topiary Fund's members (as described more fully in "Reasons for the Reorganization" below) and that the interests of existing Members of the Topiary Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Section 15(f) of the Investment Company Act of 1940

     In connection with the Reorganization, the Hatteras Investment Manager and DBIM have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs or when an investment company is consolidated with another investment company, the investment adviser to the predecessor fund or any of its affiliated persons may receive any amount or benefit in connection with the transaction so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Hatteras Fund Board currently meets this test and is expected to do so after the Reorganization is completed. Second, an "unfair burden" (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Hatteras Fund Investment Manager and DBIM have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to the Hatteras Fund.

Reasons for the Reorganization

     The factors considered by the Topiary Fund Board with regard to the Reorganization include, but are not limited to, the following:

     o The investment objectives and policies of the Topiary Fund and the Hatteras Fund are similar. See "Comparison of the Topiary Fund and the Hatteras Fund--Investment Objectives and Principal Investment Strategies."

               Through the Reorganization, Members will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the Members' current investment.

     o The expectation that the combined fund will achieve certain operating efficiencies from its larger net asset size.

               The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity, potentially lower portfolio transaction costs and will be a more viable long-term investment product than the Topiary Fund.

     o The expectation that, although the operating expenses of the combined fund will be higher than those payable by the Topiary Fund, the combined fund will have a projected net operating expense ratio that will be more stable than that of the Topiary Fund with the expiration of the Expense Limitation Agreement.

               As of March 31, 2007, DBIM contractually capped the operating expense ratio of the Topiary Fund at 1.75% (the "Topiary Fund Expense Limitation Agreement"). DBIM has informed the Topiary Fund Board that it will not renew the Topiary Fund Expense Limitation Agreement for the fiscal year beginning April 1, 2008. Based on the current assets of the Topiary Fund, DBIM has estimated that the annual expense ratio following the expiration of the Topiary Fund Expense Limitation Agreement will be approximately 1.96%. The Hatteras Investment Manager and the Hatteras General Partner have agreed to cap the Hatteras Fund's operating expense ratio (excluding certain investment related expenses such as foreign tax withholdings and line of credit interest expenses ("Investment Related Expenses")) at 2.35% through November 1, 2008. As of June 30, 2007, the Hatteras Fund's net expense ratio was 2.19%.

               The Topiary Fund Board has considered the operating expenses of both the Topiary Fund and the Hatteras Fund as described above, the fact that DBIM will not renew the Topiary Fund Expense Limitation Agreement and the fact that, if the Reorganization is not approved, DBIM will propose that the Topiary Fund be liquidated. If the Topiary Fund Board approves the liquidation, Members would receive their entire liquidation proceeds on or after 2010 (as described more fully below). On the basis of these considerations, the Topiary Fund Board has determined that the higher operating expense ratio of the Hatteras Fund is justified and in the best interests of Members as the combined fund's net operating expense ratio will be more stable than the Topiary Fund's expense ratio, which will dramatically increase as its assets decline from, among other things, liquidation and distributions to Members, repurchase offers and/or from increases in levels of operating expenses. See "Summary--Fees and Expenses."

     o The confirmation from DBIM to the Topiary Fund Board that there will not be imposed an "unfair burden" (as such term is defined under Section 15(f) of the 1940 Act) on the Topiary Fund as a result of the Reorganization.

     o The composition, experience and expertise of the investment team that will manage the combined fund and the team's investment style and strategies (as described above under "Comparison of the Topiary Fund and the Hatteras Fund--Investment Objectives and Principal Investment Strategies"). See "Management of the Funds."

     o    The relative performance histories of each Fund.

               The Board reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the Hatteras Fund, the Hatteras Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the Hatteras Fund at the closing of the Reorganization.

     o The Hatteras Fund's and the Hatteras Investment Manager's distribution program and focus on high net worth, retail-oriented accounts.

     o The costs associated with the Reorganization attributable to the Topiary Fund will be borne by DBIM, the Hatteras Investment Manager or their respective affiliates and, in any event, will not be borne by Members.

               Members of the Topiary Fund will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage--all of which will be covered by DBIM, the Hatteras Investment Manager or their respective affiliates. Members will not have to pay any sales charge on the Hatteras Fund Limited Partnership Interests received in the Reorganization.

     o The organization and financial stability of the Hatteras Investment Manager and the Hatteras General Partner.

     o The Hatteras Investment Manager's and the Hatteras General Partner's compliance program.

     o The fact that DBIM considered another potential acquiror of the Topiary Fund but ultimately determined that such a transaction was not feasible.

     o The inability of the Topiary Fund to fully redeem its underlying investments before 2010 (or potentially later) if the Reorganization is not approved.

               If the Reorganization is not approved by Members, DBIM will propose to the Topiary Fund Board that Topiary Fund be liquidated, terminated as a Delaware limited liability company and deregistered as an investment company under the 1940 Act. DBIM has informed the Board of Directors that the Topiary Fund would not be a viable investment if it did not increase its asset base, and that, under current market conditions, DBIM has experienced difficulty in increasing the Topiary Fund's assets, as described in more detail herein. Certain of the Topiary Fund's investments in Investment Funds are subject to side-pockets or lock-up periods that prevent the Topiary Fund from liquidating such investments before 2010 (or potentially later). As a result, if the Topiary Fund were to liquidate, Members would receive interim liquidation payments as the Fund redeemed its investments. DBIM believes that Members would not receive their final share of the proceeds from the liquidation until 2010 (or potentially later). Therefore, if the Reorganization is not approved by Members and the Topiary Fund is liquidated, a Member will not receive the Member's final share of the proceeds from the liquidation until 2010 (or potentially later).

     For these and other reasons, the Topiary Fund Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Topiary Fund and its Members and that the interest of the Members of the Topiary Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Director's business judgment after consideration of all of the factors taken as a whole, although individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold Interests in the Topiary Fund as capital assets for U.S. federal income tax purposes. This discussion is also limited to Members of the Topiary Fund who are exempt from U.S. federal income taxation, and this summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular investor or to investors who may be subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Members must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

     As noted above, as part of the Reorganization the Topiary Fund will contribute substantially all of its assets and liabilities to the Hatteras Fund in exchange for Limited Partnership Interests in the Hatteras Fund (the "Contribution"). Section 721 of the Code provides that, in general, no gain or loss is recognized to a person contributing property to a partnership in exchange for an interest in such partnership. However, the nonrecognition treatment under Section 721 of the Code does not apply to a contribution of property to a partnership that is classified as an "investment company" under the Code.

     If the Hatteras Fund is not an "investment company" for purposes of
Section 721 of the Code, the Contribution will qualify under Section 721 of the Code as a tax-free exchange and, accordingly, neither the Topiary Fund nor its Members will recognize gain or loss for U.S. federal income tax purposes as a result of the Contribution. Alternatively, it is possible that the Hatteras Fund will be considered an "investment company" for purposes of
Section 721 of the Code and the Topiary Fund would recognize gain (but not loss) to the extent that the fair market value of property contributed to the Hatteras Fund exceeded its tax basis. Even in such a circumstance, the Members of the Topiary Fund, as U.S. tax-exempt persons, would not be required to pay U.S. federal income tax on their allocable share of any gain recognized by the Topiary Fund (provided that such Member did not purchase its Interests in the Topiary Fund with borrowed funds that constitute "acquisition indebtedness" within the meaning of Section 514 of the Code) because the Contribution will not generate "unrelated business taxable income" for U.S. federal income tax purposes.

     After the Contribution, the Topiary Fund will distribute Limited Partnership Interests in the Hatteras Fund to its Members in complete liquidation of the Topiary Fund. Section 731 of the Code provides that, as a general rule, neither a partnership nor a partner recognizes gain or loss on the distribution by the partnership of property, other than money, to a partner. As a result, Members of the Topiary Fund will not recognize gain or loss upon the distribution by the Topiary Fund of Limited Partnership Interests in the Hatteras Fund to such Members. The tax basis of a Limited Partnership Interest in the Hatteras Fund received in the Reorganization by a Member of the Topiary Fund will equal the tax basis of the Interest in the Topiary Fund exchanged by such Member, reduced or increased by any net decrease or increase in the Member's share of liabilities as a result of the Reorganization.

Expenses of the Reorganization

     DBIM, the Hatteras Investment Manager or their respective affiliates will pay the expenses incurred by the Topiary Fund in connection with the preparation of this Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. DBIM, the Hatteras Investment Manager or their respective affiliates will bear the direct and indirect expenses incurred by the Topiary Fund in connection with the liquidation and dissolution of the Topiary Fund, including all direct and indirect expenses and out-of-pocket costs (excluding any brokerage or trading expenses of securities sold by the Topiary Fund prior to the Reorganization).

     Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a proxy statement on Schedule 14A; legal and audit fees in connection with the Reorganization; the costs of printing and distributing this

Proxy Statement; auditing fees associated with inclusion of each Fund's financial statements in the Schedule 14A; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

Capital Accounts

     If the Reorganization is approved, the Hatteras Fund will establish a Capital Account for each Topiary Fund Member which will have a net asset value equal to such Member's Capital Account in the Topiary Fund as of the Closing Date.

Legal Matters

     Certain legal matters concerning the federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, which serves as counsel to the Topiary Fund, and Drinker Biddle & Reath LLP, which serves as counsel to the Hatteras Fund.

                               OTHER INFORMATION

Capitalization

     The following table sets forth as of March 31, 2007: (i) the unaudited capitalization of the Topiary Fund; (ii) the unaudited capitalization of the Hatteras Fund; and (iii) the unaudited pro forma combined capitalization of the Hatteras Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of monthly purchases of interests and withdrawal activity.

Fund                                                      Net Assets
----------------------------------------------       --------------------
Topiary Fund
         Interests                                   $      85,501,029
                                                     ====================
Hatteras Fund
         Limited Partnership Interests               $     130,287,981
                                                     ====================
Pro Forma Hatteras Combined Fund
         Limited Partnership Interests               $     215,789,010
                                                     ====================

Member/Limited Partner Information

     As of March 31, 2007, there was approximately $85,501,029 outstanding in capital of the Topiary Fund and $86,731,090 outstanding in capital of the Topiary Master Fund. As of such date, the Directors and officers of the Topiary Fund did not own any Interests in the Topiary Fund. As of March 31, 2007, DBIM, indirectly through an affiliate, beneficially owned $124,483 of the Topiary Fund and $1,230,061.42, or approximately 1.42%, of the Topiary Master Fund. This ownership reflects such affiliate's initial contribution of approximately $25,000,000 in capital to the Topiary Master Fund prior to the Interests in the Topiary Fund being publicly offered. As of March 31, 2007, no person was known by the Topiary Fund to own beneficially or of record 5% or more of the Topiary Fund.

     As of March 31, 2007, there was approximately $130,287,981 outstanding in capital of the Hatteras Fund and $432,119,739 outstanding in capital of the Hatteras Master Fund. As of such date, the Directors and officers of the Topiary Fund owned no Limited Partnership Interests in the Hatteras Fund. As of March 31, 2007, no person was known by the Hatteras Fund to own beneficially or of record 5% or more of the Hatteras Fund.

Member/Limited Partner Rights and Obligations

     The Topiary Fund and the Hatteras Fund are different entities and, thus, governed by different organizational documents. The Limited Partnership Interests of the Hatteras Fund to be distributed to Members of the Topiary Fund will have the legal characteristics with respect to such matters as voting rights, assessibility, and transferability as are described in the Offering Memorandum of the Hatteras Fund that is enclosed with this proxy statement.

     The Topiary Fund is a limited liability company organized under the laws of the State of Delaware. The Hatteras Fund is a limited partnership organized under the laws of the State of Delaware. Under its organizational documents, there is no limit on the amount of capital contributions that the Hatteras Fund is authorized to accept.

     The Hatteras Fund will continue indefinitely until terminated.

     With respect to each Fund, the Interests/Limited Partnership Interests within such Fund have equal dividend, distribution, liquidation, and voting rights. Each Fund bears its own expenses related to its distribution of Interests/Limited Partnership Interests (and other expenses such as investor or administrative services).

     There are no preemptive rights in connection with Interests/Limited Partnership Interests of the Topiary Fund or the Hatteras Fund. When issued in accordance with the provisions of their respective offering documents (and, in the case of Limited Partnership Interests of the Hatteras Fund, issued in the connection with the Reorganization), all Interests/Limited Partnership Interests are fully paid and non-assessable.

     The foregoing is only a summary of certain rights of Members/Limited Partners under the organizational documents governing the Topiary Fund and the Hatteras Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Members should refer to the provisions of those documents and state law directly for a more thorough description.

Member/Limited Partner Proposals

     The Topiary Fund and the Hatteras Fund do not hold regular annual meetings of Members/Limited Partners in any year in which the 1940 Act does not require Members/Limited Partners to act upon any of the following matters:
(i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. In the event the Reorganization is not completed, the Topiary Fund does not intend to hold future regular annual or special meetings of its Members unless required by the 1940 Act. Any Member who wishes to submit proposals for consideration at a meeting of Members of the Topiary Fund should send such proposal to the Secretary of the Topiary Fund, 345 Park Avenue, New York, New York 10154. Any Limited Partner who wishes to submit proposals for consideration at a meeting of Limited Partners of the Hatteras Fund should send such proposal to the secretary of the Hatteras Fund, 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615. To be considered for presentation at a Members'/Limited Partners' meeting, rules promulgated by the SEC require that, among other things, a Member's/Limited Partner's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

     Solicitation of proxies is being made on behalf of the Topiary Fund and the Topiary Fund Board primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about August 15, 2007. Topiary Fund Members whose Interests are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Topiary Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Topiary Fund has retained PFPC Inc., a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Topiary Fund Members may receive a telephone call from PFPC Inc. asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $11,000 for the Topiary Fund, all of which will be borne by DBIM, or its affiliates.

     Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of Interests of the Topiary Fund. Representatives of DBIM and its affiliates and other representatives of the Topiary Fund may also solicit proxies. Questions about the proposal should be directed to PFPC Inc. at 1 (877) 456-6399.

     PFPC Inc. and its agents will assist with the mailing and tabulation effort and may also solicit proxies by contacting Members by telephone.

                      VOTING INFORMATION AND REQUIREMENTS

General

     This Proxy Statement is furnished in connection with the proposed Reorganization of the Topiary Fund into the Hatteras Fund and the solicitation of proxies by and on behalf of the Topiary Fund Board for use at the Special Meeting of Members of the Topiary Fund. The Special Meeting will be held on Friday, September 21, 2007 at 9:00 a.m., Eastern time, at the offices of the Topiary Fund at 345 Park Avenue, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement.

     As of March 31, 2007, the Topiary Fund had the following number of Members and capital:

               Number of Members                        Capital
        ------------------------------------       -----------------
                     558                             $85,501,029


     Only Members of record on August 1, 2007 will be entitled to notice of and to vote at the Special Meeting. Each Member shall be entitled to cast a number of votes equivalent to such Member's Fund Percentage. A Member's Fund Percentage is determined by dividing the balance of such Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period.

     The Topiary Master Fund is concurrently asking its members to approve the Offshore Fund Reorganization Agreement and the Master Fund Reorganization pursuant to terms substantially similar to this Reorganization. As disclosed in the Topiary Fund Prospectus, whenever the Topiary Fund as an investor in the Topiary Master Fund, through the Topiary Offshore Fund, is requested to vote on matters pertaining to the Topiary Master Fund, the Topiary Offshore Fund will pass its voting rights to the Topiary Fund, and the Topiary Fund will hold a meeting of its Members and vote its interest in the Topiary Master Fund, through the Topiary Offshore Fund, for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Thus, the Topiary Offshore Fund will not vote on Topiary Master Fund matters without the instruction of the Members of the Topiary Fund. Accordingly, the Topiary Offshore Fund will vote "For" the proposed Master Fund Reorganization in proportion to the votes of Topiary Fund Members "For" such reorganization. Moreover, a Member who votes "For" the proposed Reorganization involving the Topiary Fund and the Hatteras Fund will be considered to have voted "For" the Offshore Fund Reorganization Agreement.

Member Approval

     Approval by the Topiary Fund of the proposed Reorganization will require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast. If the Members fail to approve the proposed Reorganization, the Reorganization will not occur. The Topiary Fund Board has fixed the close of business on August 1, 2007 as the Record Date for the determination of Members entitled to notice of, and to vote at, the Special Meeting.

     If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the votes of the Topiary Fund represented thereby will be voted at the Special Meeting in accordance with the Member's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine to be appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. The Topiary Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Members.

     The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum at any meeting.

     The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments or postponements of the Special Meeting on behalf of the Topiary Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment or postponement and additional solicitation are reasonable and in the interest of the Members of the Topiary Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment or postponement will require the affirmative vote of the holders of a majority of the Interests of the Topiary Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed. Those proxies that are instructed to vote in favor of the Reorganization, will vote in favor of any such adjournment or postponement, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment or postponement, as applicable.

     All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the Topiary Fund, be treated as interests that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted "For" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding Interests for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes "Against" the Reorganization.

     Broker-dealer firms holding Interests in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Interests on each proposal before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms' request for voting instructions may not vote such customer's Interest on the Reorganization proposal. A signed proxy card or other authorization by a beneficial owner of an Interest that does not specify how the beneficial owner's Interest are to be voted on a proposal may be deemed to be an instruction to vote such Interest in favor of the applicable proposal.

     Members do not have any rights of dissention if they vote "Against" the Reorganization. If the proposed Reorganization is approved by the Topiary Fund Members, all of the Topiary Fund's Members, regardless if they voted "For" or "Against" the Reorganization, will receive Limited Partnership Interests in the Hatteras Fund in exchange for their Interests in the Topiary Fund.

Manner of Voting

     Topiary Fund Members may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any Member who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Topiary Fund, or by voting in person at the Special Meeting.

     Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

     Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to Members whose Interests are held by a broker or other intermediary on the Member's behalf.)

     First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

     Second, a separate toll-free number is provided on the Proxy card for Members who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the Member with the voting process. The representative will not be able to assist a Member with information that is not contained in this Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

     A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1 (877) 456-6399 toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

     Internet Voting. To vote over the internet, please log on to www.vote.proxy-direct.com and click on the proxy voting button. Prior to logging on, you should read this Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available a Member whose Interest is held by a broker or other intermediary on such Member's behalf.)

     Additional Information. Members voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

     A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the Member is authorizing PFPC Inc., a proxy solicitation firm, and its agents, to execute a Proxy to vote the Member's Interests at the Special Meeting as the Member has indicated.

     The Topiary Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the Member casting the vote is accurately determined and that the voting instructions of the Member are accurately recorded.

     You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

                                                         August 15, 2007

                               -----------------------------------------
PROXY TABULATOR                    EVERY MEMBER'S VOTE IS IMPORTANT
P.O. BOX 859232                *** 4 EASY WAYS TO VOTE YOUR PROXIES ***
BRAINTREE, MA 02185-9232       -----------------------------------------



                               CALL:   To vote by phone call toll-free 1-800-830-3542 and follow
                                       the recorded instructions.
-------------------------      LOG-ON: Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
                               MAIL:   Return the signed proxy card in the enclosed envelope.
-------------------------      FAX:    1-781-930-4943 24 hours a day, 7 days a week. If voting
                                       via fax, please be sure to sign your card and fax BOTH
                                       SIDES of the proxy card.

                                           SPECIAL MEETING OF MEMBERS ON SEPTEMBER 21, 2007
                                        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                         THE TOPIARY FUND FOR BENEFIT PLAN INVESTORS (BPI) LLC


The undersigned hereby appoints Pamela Kiernan, Marielena Glassman and Charles Pirao as proxies, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned the votes equivalent to the undersigned's Fund Percentage at the Special Meeting of Members of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Fund") to be held at the offices of the Topiary Fund at 345 Park Avenue, New York, New York 10154 on September 21, 2007 at 9:00 A.M. and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Members and the Proxy Statement dated August 15, 2007, and hereby instructs said proxies to vote said Fund Percentage as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. The presence in person or by proxy of Members of the Topiary Fund holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date shall constitute a quorum at any meeting. The undersigned hereby revokes any proxy previously given.

                               PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE, IF YOU DO NOT WISH TO VOTE BY INTERNET OR BY PHONE.

                               Dated  ______________________


                               ________________________________________________
                               Signature(s) of Participant(s)


                               ________________________________________________
                               Note: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                        BPI

Please fill in box (es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]
      THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE FUND WHO RECOMMENDS A VOTE "FOR" THE PROPOSAL.

------------------------------------------------------------------------------

        The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" THE PROPOSAL.


                                                                                      FOR       AGAINST    ABSTAIN

Proposal 1:    To approve an Agreement and Plan of Reorganization pursuant            [ ]          [ ]       [ ]
               to which The Topiary Fund for Benefit Plan Investors (BPI) LLC
               (the "Topiary Fund") would transfer all of its assets and
               certain liabilities to the Hatteras Multi-Strategy TEI Fund,
               L.P. (the "Hatteras Fund"), in exchange for limited
               partnership interests of the Hatteras Fund.

Proposal 2:    To approve an Agreement and Plan of Reorganization pursuant            [ ]          [ ]       [ ]
               to which The Topiary Master Fund for Benefit Plan Investors
               (BPI) LLC would transfer all of its assets and certain
               liabilities to the Hatteras Master Fund, L.P. (the "Hatteras
               Master Fund"), in exchange for limited partnership interests of the Hatteras Master Fund.

               In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


                               IMPORTANT NOTICE


               As an investor in the Topiary Fund, you previously certified that you qualified as a "Qualified Client" under the Investment Advisers Act of 1940 and an "Accredited Investor" under the Securities Act of 1933. Satisfaction of both requirements was a condition to your investment in the Topiary Fund.

               The Hatteras Fund imposes similar requirements on its investors. As described on page 40 of the enclosed Proxy Statement, investors in the Topiary Fund who can no longer satisfy such requirements will not be eligible to participate in the Reorganization. By signing on the reverse side of this proxy card, the undersigned confirms that there have been no changes in his/her "Qualified Client" and "Accredited Investor" status since he/she made his/her initial certification to the Topiary Fund.

                   PLEASE SIGN AND DATE ON THE REVERSE SIDE

                                                                        BPI


------------------------------------------------------------------------------

                                                                    APPENDIX A

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ________, 2007, by and between the Topiary Fund for Benefit Plan Investors
(BPI) LLC, a Delaware limited liability company (the "Topiary Fund"), and Hatteras Multi-Strategy TEI Fund, L.P., a Delaware limited partnership ("Hatteras Fund" and together with the Topiary Fund, the "Parties" and each a "Party"). DB Investment Managers, Inc., a Delaware corporation ("DBIM"), joins this Agreement solely for purposes of paragraphs 1.3, 4.1(i), 5.1, 5.10, 5.11, 5.12, 5.13, 9.2, 10.5 and Article VII; Hatteras Investment Partners, LLC., a Delaware limited liability company ("HIP"), joins this Agreement solely for purposes of paragraphs 4.2(i), 5.1, 5.10, 5.11, 9.2, 10.5 and Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

                                   RECITALS:

     The Topiary Fund issues limited liability company interests (the "Topiary Interests"). The Hatteras Fund issues partnership interests (the "Hatteras Interests").

     The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Assets of the Topiary Fund will be transferred to the Hatteras Fund in exchange for Hatteras Interests and the assumption by the Hatteras Fund of all of the Topiary Fund's Liabilities, and (2) Hatteras Interests will be distributed to members of the Topiary Fund in complete liquidation of such Fund such members will be admitted as limited partners of the Hatteras Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     The Topiary Master Fund For Benefit Plan Investors (BPI) LLC (the "Topiary Master Fund") and Hatteras Master Fund, L.P. (the "Hatteras Master Fund") have entered into an Agreement and Plan of Reorganization of even date hereof (the "Master Fund Agreement"), a copy of which is attached as Exhibit A hereto. The Master Fund Agreement contemplates a series of business combination transactions in which certain of the assets of the Topiary Master Fund will be transferred to the Hatteras Master Fund in exchange for partnership interests in the Hatteras Master Fund and the assumption by the Hatteras Master Fund of certain of the Topiary Master Fund's liabilities; and partnership interests in the Hatteras Master Fund will be distributed to members of the Topiary Master Fund in complete liquidation of such fund and such members will be admitted as limited partners of the Hatteras Master Fund, as more fully set forth in the Master Fund Agreement (the "Master Fund Reorganization").

     The Topiary Offshore Fund for Benefit Plan Investors (BPI) LDC (the "Topiary Cayman Fund") and Hatteras Multi-Strategy Offshore Fund, LDC (the "Hatteras Cayman Fund") have entered into an Agreement and Plan of Reorganization of even date hereof (the "Cayman Fund Agreement"), a copy of which is attached as Exhibit B hereto. The Cayman Fund Agreement contemplates a series of business combination transactions in which certain of the assets of the Topiary Cayman Fund will be transferred to the Hatteras Cayman Fund in exchange for shares in the Hatteras Cayman Fund and the assumption by the Hatteras Cayman Fund of certain of the Topiary Cayman Fund's liabilities; and shares in the Hatteras Cayman Fund will be distributed to shareholders of the Topiary Cayman Fund in complete liquidation of such fund, as more fully set forth in the Cayman Fund Agreement (the "Cayman Fund Reorganization").

     The Board of Directors of the Topiary Fund (the "Topiary Board"), including a majority of directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) ("Topiary Independent Directors") of the Topiary Fund, based on representations from and information provided by officers of DBIM has determined that: (1) participation in the Reorganization is in the best interests of the Topiary Fund, and (2) the interests of existing members of the Topiary Fund will not be diluted as a result of its effecting the Reorganization.

     The Board of Directors of Hatteras Fund (the "Hatteras Board"), including a majority of directors who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act ("Hatteras Independent Directors") of Hatteras Fund, based on representations from and information provided by officers of HIP has determined that: (1) participation in the Reorganization is in the best interests of the Hatteras Fund, and (2) the interests of existing limited partners of the Hatteras Fund will not be diluted as a result of its effecting the Reorganization.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and DBIM and HIP to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                  ARTICLE I

                              THE REORGANIZATION

     1.1 The Reorganization. In accordance with Title 6 of the Delaware Code (the "Delaware Law") and the limited liability company operating agreement of the Topiary Fund as each may be amended from time to time (the "Topiary Governing Documents"), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Topiary Fund shall assign, deliver and otherwise transfer all of the Assets, subject to all of the Liabilities, to the Hatteras Fund, and the Hatteras Fund shall assume all of the Liabilities. In consideration of the foregoing, the Hatteras Fund shall at the Effective Time deliver to the Topiary Fund Hatteras Interests equal in value to the Assets, net of Liabilities computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1. At and after the Effective Time, all of the Assets shall become and be included in the assets of the Hatteras Fund and the Liabilities shall become and be the liabilities of and shall attach to the Hatteras Fund. At and after the Effective Time, the Liabilities may be enforced only against the Hatteras Fund to the same extent as if such Liabilities had been incurred by the Hatteras Fund subject to any defense and/or set off that the Topiary Fund was entitled to assert immediately


                                  App A - 2
prior to the Effective Time and further subject to any defense and/or setoff that the Hatteras Fund may from time to time be entitled to assert.

     1.2 Assets.

         (a) Attached hereto as Schedule 1.2 is a schedule of the Assets and Liabilities of the Topiary Fund as of __________.

     1.3 Assumption of Liabilities. The Topiary Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities prior to or at the Effective Time (which such effort shall include, without limitation, a payment of estimated monthly expenses as of the date hereof). The Hatteras Fund will assume all of the Liabilities of the Topiary Fund. If prior to the Effective Time either Party identifies a Liability that the Parties mutually agree should not be assumed by the Hatteras Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Parties at the Closing (the "Excluded Liabilities"). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Hatteras Fund on the condition that HIP and the Hatteras Fund be indemnified in writing to their reasonable satisfaction by DBIM against any and all losses, claims, damages or liability to which HIP and the Hatteras Fund may become subject as a result of assuming such Liability. The Hatteras Fund shall not assume any Liability for any obligation of the Topiary Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Topiary Fund.

     1.4 Distribution of Hatteras Interests. Immediately upon receipt, the Topiary Fund will distribute the Hatteras Interests received by the Topiary Fund from the Hatteras Fund pursuant to paragraph 1.1, pro rata to the record holders of Topiary Interests in the Topiary Fund determined as of the Valuation Time in complete liquidation of the Topiary Fund. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Topiary Fund, to transfer the Hatteras Interests then credited to the Topiary Fund's account on the Books and Records of the Hatteras Fund and to open accounts on the Books and Records of the Hatteras Fund established and maintained by the Hatteras Fund's administrator in the names of members of the Topiary Fund and representing the respective pro rata Hatteras Interests due to such member. All issued and outstanding Topiary Interests will be cancelled promptly and the holders thereof shall cease to be members of the Topiary Fund. Any such Topiary Interests issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Hatteras Interests issued to the Topiary Fund in accordance with paragraph 1.1 above.

     1.5 Liquidation of the Topiary Fund. As soon as conveniently practicable after the distribution of the Hatteras Interests pursuant to paragraph 1.4 has been made, the Topiary Fund shall take, in accordance with Delaware Law, the 1940 Act and the Topiary Governing Documents, all such other steps as may be necessary or appropriate to effect a complete dissolution, liquidation and termination of the Topiary Fund.


                                  App A - 3

     1.6 Incentive Allocation. Immediately prior to the Effective Time, any accrued Incentive Allocations shall be reallocated from the capital accounts of Topiary Fund members to the capital account of DBIM.

     1.7 Transfer Taxes. Any transfer taxes payable on issuance of Hatteras Interests in a name other than that of the record holder of the Topiary Interests on the Topiary Fund's Books and Records shall be paid by the Person to whom such Hatteras Interests are issued and transferred, as a condition of that transfer.


                                  ARTICLE II

                                   VALUATION

     2.1 Net Asset Value of the Topiary Fund. The net asset value of the Topiary Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures described in the Hatteras Fund Registration Statement.

     2.2 Net Asset Value of the Hatteras Fund. The net asset value of the Hatteras Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures set forth in the Hatteras Fund Registration Statement.

     2.3 Calculation of Percentage Interests. The percentage of Hatteras Interests to be issued to each Topiary member in connection with the Reorganization shall be determined based upon the value of each member's percentage interest in the Topiary Fund as of the Valuation Time.

     2.4 Joint Direction of Calculation. All computations of net asset value and the value of securities transferred under this Article II shall be made by UMB Fund Services, Inc. and PFPC Inc. under the joint direction of the following entities, in accordance with their regular practice and the requirements of the 1940 Act: (a) DBIM, the investment adviser to the Topiary Master Fund; and (b) HIP, the investment adviser to the Hatteras Master Fund. The Topiary Fund and the Hatteras Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Topiary Fund and those determined in accordance with the pricing policies and procedures of the Hatteras Fund.

     2.5 Valuation Time. The valuation time shall be the close of regular trading on the New York Stock Exchange ("NYSE") on the last Business Day of the month immediately preceding the Effective Time, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the Parties (the "Valuation Time").


                                  App A - 4

                                 ARTICLE III

                          EFFECTIVE TIME AND CLOSING

     3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur prior to the opening of business on October 1, 2007, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the "Effective Time"). To the extent any Assets are, for any reason, not transferred at the Effective Time, the Topiary Fund shall cause such Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the "Closing").

     3.2 Transfer and Delivery of Assets. The Topiary Fund shall direct PFPC Trust Company ("PFPC"), as custodian for the Topiary Fund, to deliver to the Hatteras Fund at the Closing a certificate of an authorized officer certifying that: (a) PFPC delivered the Assets of the Topiary Fund to the Hatteras Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least three Business Days prior to the Effective Time, PFPC shall present for examination those Assets represented by certificate or other written instrument to those Persons who have primary responsibility for the safekeeping of the assets of the Hatteras Fund at UMB N.A. ("UMB"), with the principal place of business at 1010 Grand Boulevard, Kansas City, Missouri 64106, as custodian of the Hatteras Fund. At the Effective Time, the Topiary Fund shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Effective Time for the account of the Hatteras Fund in proper form for transfer and in such condition as to constitute good delivery thereof in accordance with the customs of brokers. PFPC shall deliver other Assets to those Persons who have primary responsibility for the safekeeping of the Hatteras Fund at UMB as of the Effective Time by book entry, in accordance with the customary practices of UMB Bank and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Assets are held. Any cash to be transferred by the Topiary Fund to the Hatteras Fund shall be delivered by wire transfer of federal funds at the Effective Time pursuant to instructions provided by the Hatteras Fund.

     3.3 Hatteras Fund Capital Account. The Hatteras Fund shall deliver to the Secretary of the Topiary Fund at the Closing a confirmation evidencing that:
(a) the Hatteras Fund has established on its Books and Records a Hatteras Fund capital account for the record holders of Topiary Interests pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate amount of Hatteras Interests have been credited to the accounts of record holders of Topiary Interests on the Books and Records of the Hatteras Fund pursuant to paragraph 1.4.

     3.4 Postponement of Valuation Time and Effective Time. If immediately prior to the Valuation Time, in the judgment of an appropriate officer of the Topiary Fund or Hatteras


                                  App A - 5

Fund, as applicable, accurate appraisal of the value of the net assets of the Topiary Fund or Hatteras Fund is impracticable, the Valuation Time and Effective Time for the Reorganization shall be postponed until such date as may be mutually agreed in writing by an authorized officer of each Party.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the Topiary Fund. The Topiary Fund hereby represents and warrants to the Hatteras Fund as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Topiary Fund is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Topiary Fund. The Topiary Fund has full power under the Topiary Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Topiary Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except where the failure to so obtain would not have a Material Adverse Effect on the Topiary Fund.

          (b) The execution, delivery and performance of this Agreement by the Topiary Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Topiary Board, and the Topiary Board has approved the Reorganization and has resolved to recommend the Reorganization to the members of the Topiary Fund and to call a special meeting of holders of the Topiary Fund for the purpose of approving this Agreement and the Reorganization contemplated thereby. Other than the approval by the requisite vote of the members of the outstanding Topiary Interests in accordance with the provisions of the Topiary Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Topiary Fund or its members is necessary to authorize the execution, delivery and performance of this Agreement by the Topiary Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by the Topiary Fund, and assuming due authorization, execution and delivery hereof by the Hatteras Fund, is a legal, valid and binding obligation of the Topiary Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).


                                  App A - 6

          (c) The authorized capital of the Topiary Fund consists of an unlimited amount of limited liability company membership interests. The Topiary Interests have been duly established and represent undivided interests in the Topiary Fund. There are no outstanding options, warrants or other rights of any kind to acquire from the Topiary Fund equity interests of or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional interests, nor is the Topiary Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any Topiary Interests. The Topiary Fund has no share certificates outstanding.

          (d) Except for the Topiary Cayman Fund and the Topiary Master Fund, the Topiary Fund has no subsidiaries.

          (e) Except for consents, approvals, or waivers to be received prior to the Effective Time, including requisite approval by the members of the Topiary Fund, the execution, delivery and performance of this Agreement by the Topiary Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Topiary Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Topiary Fund is a party or by which it is bound, (iii) result in a breach or violation by the Topiary Fund of any terms, conditions, or provisions of any Law or Order, or
(iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Topiary Fund has delivered to the Hatteras Fund true and complete copies of the audited statements of assets and liabilities of the Topiary Fund as of March 31, 2007 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Topiary Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Topiary Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Topiary Fund's audited financial statements as of March 31, 2007 or in the notes thereto, or as previously disclosed in writing to the Hatteras Fund, there are no liabilities against, relating to or affecting the Topiary Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past


                                  App A - 7
     practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Topiary Fund or its properties or assets. In particular, since March 31, 2007 to the best of the Topiary Fund's Knowledge and except (i) as disclosed in writing to the Hatteras Fund or in the Topiary Fund Registration Statement and (ii) for the transactions contemplated by this Agreement, there has not been any change in the financial condition, properties, assets, liabilities or business of the Topiary Fund that would have a Material Adverse Effect on the Topiary Fund or its properties or assets other than changes occurring in the ordinary course of business.

               (iv) As of the date hereof, except as previously disclosed to the Hatteras Fund in writing or as disclosed in the Topiary Fund Registration Statement, and except as have been corrected as required by applicable Law, and to the best of the Topiary Fund's Knowledge, there have been no material miscalculations of the net asset value of the Topiary Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Topiary Fund or its properties or assets, and all such calculations have been made in accordance with the Topiary Fund's valuation policies as stated in the Topiary Fund Registration Statement and the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Topiary Fund as made available to the Hatteras Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the members of the Topiary Fund, the Topiary Board and committees of the Topiary Board. The member records and other similar records of the Topiary Fund as made available to the Hatteras Fund prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the interests of the Topiary Fund.

          (h) The Topiary Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

          (i) Except as set forth in writing to the Hatteras Fund and HIP, there is no Action or Proceeding pending against the Topiary Fund or DBIM (with respect to the Topiary Fund) or, to the best of the Topiary Fund's or DBIM's Knowledge, threatened against, relating to or affecting, the Topiary Fund, or DBIM (with respect to the Topiary Fund) other than any notices naming or received by the Topiary Fund relating to the patent application filed by Man-Glenwood Lexington TEI, LLC or an affiliate thereof.

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Topiary Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.


                                  App A - 8

          (k) The Topiary Fund is registered with the SEC as a closed-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect.

          (l) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Topiary Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the Topiary Fund's Books and Records for the payment thereof and, to the best of the Topiary Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Topiary Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of the Topiary Fund. As of the date hereof, the Topiary Fund has adequately provided for all tax liabilities on its Books and Records.

          (m) Topiary Fund is and at all times has been properly characterized for federal and state income tax purposes as a partnership and has not been an association or publicly traded partnership subject to tax as a corporation.

          (n) All issued and outstanding Topiary Interests have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, state securities Laws, and are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Hatteras Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Topiary Fund is not subject to any "stop order" and is, and was, fully qualified to sell its interests in each jurisdiction in which such interests are being, or were, registered and sold.

          (o) The Topiary Fund Registration Statement, including amendments and supplements thereto, and each registration statement used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1940 Act, the 1933 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of filing with the SEC, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Topiary Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Topiary Fund.

          (p) The proxy statement (the "Proxy Statement") to be filed by the Topiary Fund in connection with this Agreement and any amendment or supplement thereto, each comply or will comply in all material respects with the applicable requirements of the 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the mailing date of such Proxy Statement. The Proxy Statement and any amendment or supplement thereto, insofar as each relates to the Topiary Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein,


                                  App A - 9
in light of the circumstances under which they were made, not materially misleading on the mailing date of such Proxy Statement; provided, however, that the Topiary Fund makes no representations or warranties as to the information contained in the Proxy Statement and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Hatteras Fund and furnished by the Hatteras Fund to the Topiary Fund specifically for use in connection with the Proxy Statement and any amendment or supplement thereto.

          (q) Except as previously disclosed in writing to the Hatteras Fund, at the Effective Time, the Topiary Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Assets, deliver such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Assets consisting of restricted securities).

          (r) The Topiary Fund has adopted and implemented written policies and procedures in accordance and that comply with Rule 38a-1 under the 1940 Act.

          (s) The Topiary Fund has a substantial preexisting business relationship with each of its members and a reasonable belief that each member is sophisticated and knowledgeable in business and financial matters and is capable of evaluating the merits and risks of purchasing a Hatteras Interest.

          (t) The Topiary Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Topiary Fund.

          (u) The Topiary Fund has a reasonable belief that each of its members is an "accredited investor" as defined in Rule 501 under the 1933 Act and a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

          (v) Except as disclosed in writing to the Hatteras Fund, to the best of the Topiary Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Topiary Fund.

     4.2 Representations and Warranties of the Hatteras Fund. The Hatteras Fund hereby represents and warrants to the Topiary Fund, as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Hatteras Fund is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Hatteras Fund. The Hatteras Fund has full power under its Amended and Restated Limited Partnership Agreement, as amended from time to time (the "Hatteras Governing


                                  App A - 10

Documents") to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Hatteras Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Hatteras Fund.

          (b) The execution, delivery and performance of this Agreement by the Hatteras Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Hatteras Board and the Hatteras Board has approved the Reorganization. No other action on the part of the Hatteras Fund or its limited partners is necessary to authorize the execution, delivery and performance of this Agreement by the Hatteras Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Hatteras Fund, and assuming due authorization, execution and delivery hereof by the Topiary Fund, is a legal, valid and binding obligation of the Hatteras Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

          (c) The authorized capital of the Hatteras Fund consists of an unlimited amount of partnership interests. There are no outstanding options, warrants or other rights of any kind to acquire from the Hatteras Fund any equity interests of the Hatteras Fund or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional interests, nor is the Hatteras Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities. The Hatteras Fund has no share certificates outstanding.

          (d) Except for the Hatteras Cayman Fund and the Hatteras Master Fund, the Hatteras Fund has no subsidiaries.

          (e) Except for consents, approvals, waivers or amendments to be received prior to the Effective Time, including member approval by the Topiary Fund, the execution, delivery and performance of this Agreement by the Hatteras Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Hatteras Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Hatteras Fund is a party or by which it is bound, (iii) result in a breach or violation by the Hatteras Fund of any terms, conditions, or provisions of any Law or Order, or
(iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Hatteras Fund has delivered to the Topiary Fund true and complete copies of the audited statements of


                                  App A - 11
     assets and liabilities of the Hatteras Fund, dated as of March 31, 2007 or a later date if available prior to the date hereof.

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Hatteras Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Hatteras Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Hatteras Fund's audited financial statements as of March 31, 2007, or in the notes thereto, or as previously disclosed in writing to the Topiary Fund, there are no liabilities against, relating to or affecting the Hatteras Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Hatteras Fund or its properties or assets. In particular, since March 31, 2007, to the best of the Hatteras Fund's Knowledge and except as disclosed in writing to the Topiary Fund or in the Hatteras Fund's Registration Statement, there has not been any change in the financial condition, properties, assets, liabilities or business of the Hatteras Fund that would have a Material Adverse Effect on the Hatteras Fund or its properties or assets other than changes occurring in the ordinary course of business.

               (iv) As of the date hereof and during the twelve-month period preceding the date hereof, except as previously disclosed to the Topiary Fund in writing or as disclosed in the Hatteras Fund's Registration Statement, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Fund's Knowledge, there have been no material miscalculations of the net asset value of the Hatteras Fund which would have a Material Adverse Effect on the Hatteras Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Hatteras Fund as made available to the Topiary Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the limited partners of the Hatteras Fund, the Hatteras Board and committees of the Hatteras Board.

          (h) The Hatteras Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

          (i) Except as set forth in writing to the Topiary Fund and DBIM, there is no Action or Proceeding pending against the Hatteras Fund, HIP (with respect to the Hatteras Fund) or, to the best of the Hatteras Fund's or HIP's Knowledge, threatened against, relating to or affecting, the Hatteras Fund or HIP (with respect to the Hatteras Fund).


                                  App A - 12

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Hatteras Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

          (k) The Hatteras Fund is registered with the SEC as a closed-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect.

          (l) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Hatteras Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the respective Fund's Books and Records for the payment thereof and, to the best of the Hatteras Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Hatteras Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of the Hatteras Fund. As of the date hereof, the Hatteras Fund has adequately provided for all tax liabilities on its Books and Records.

          (m) Hatteras Fund is and at all times has been properly characterized for federal and state income tax purposes as a partnership and has not been an association or publicly traded partnership subject to tax as a corporation.

          (n) All issued and outstanding Hatteras Interests have been offered and sold in compliance in all material respects with applicable registration requirements of state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Topiary Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Hatteras Fund is not subject to any "stop order" and is, and was, fully qualified to sell its interests in each jurisdiction in which such interests are being, or were, registered and sold.

          (o) The Hatteras Interests to be issued and delivered to the Topiary Fund (and to be distributed immediately thereafter to its members) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and no partner of the Hatteras Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (p) The Hatteras Fund Registration Statement, including amendments and supplements thereto, and each registration statement of the Hatteras Fund used at all times during the past three years prior to the date of this Agreement, conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of filing,


                                  App A - 13
include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Hatteras Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Hatteras Fund.

          (q) The Hatteras Fund has adopted and implemented written policies and procedures in accordance and that comply with Rule 38a-1 under the 1940 Act.

          (r) The Hatteras Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Hatteras Fund.

          (s) Except as disclosed in writing to the Topiary Fund, to the best of the Hatteras Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Hatteras Fund.


                                  ARTICLE V

                           COVENANTS AND AGREEMENTS

     5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Topiary Fund and the Hatteras Fund will conduct the businesses of the Topiary Fund and the Hatteras Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current registration statement of the Topiary Fund or the Hatteras Fund, as applicable. It is understood that such ordinary course of business shall include (a) payment of customary distributions; (b) purchases and tenders; and
(c) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Topiary Fund or the Hatteras Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Members' Meeting. The Topiary Fund will call, convene and hold a meeting of members of the Topiary Fund as soon as practicable, in accordance with applicable Law and the Topiary Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from members, the meeting may be adjourned as permitted under the Topiary Governing Documents and applicable Law in order to permit further solicitation of proxies.

     5.3 Proxy Statement. The Topiary Fund and the Hatteras Fund each will cooperate with the other in the preparation of the Proxy Statement and cause the Proxy Statement to be filed with the SEC in a form satisfactory to the Hatteras Fund and the Topiary Fund and their


                                  App A - 14
respective counsel as promptly as practicable. The Topiary Fund will cause the Proxy Statement to be delivered to members of the Topiary Funds entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Topiary Governing Documents. Each Party will provide the materials and information necessary to prepare the Proxy Statement, in connection with the member meeting of the Topiary Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Party and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to members appropriate disclosure with respect to the item. Prior to filing the Proxy Statement or any amendment or supplement thereto, the Topiary Fund will afford the Hatteras Fund and the Hatteras Independent Directors a reasonable opportunity to review and comment thereon, and will obtain the Hatteras Fund's consent to the filing thereof (such consent will not be unreasonably withheld).

     5.4 Information.

          (a) The Topiary Fund and the Hatteras Fund will furnish to one another, and the other's accountants, legal counsel and other representatives, throughout the period prior to and up to the Effective Time, all documents and other information concerning the Topiary Fund and the Hatteras Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent, if any, that such Party's employees are familiar with such documents or information.

          (b) Beginning with the commencement of this Agreement, by or on the fifteenth Business Day of each month ending prior to the Effective Time, the Topiary Fund will provide the Hatteras Fund with the prior month's accrued liability/expense account reconciliation, monthly statement, trial balance, income statement, balance sheet and schedule of investments.

     5.5 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party's Knowledge of any event causing such a Material Adverse Effect.

     5.6 Financial Statements. At the Closing, the Topiary Fund will deliver to the Hatteras Fund an unaudited statement of assets and liabilities of the Topiary Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time. These financial statements will present fairly the financial position and portfolio investments of the Topiary Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Topiary Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of the Topiary Fund as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. At the


                                  App A - 15

Closing, the Hatteras Fund will deliver to the Topiary Fund an unaudited statement of assets and liabilities of the Hatteras Fund (including a schedule of portfolio investments) meeting the requirements of the preceding three sentences, except that they shall be certified by the Hatteras Fund's treasurer.

     5.7 Other Necessary Action. The Topiary Fund and the Hatteras Fund will each take all necessary action and use its reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

     5.8 Books and Records. Upon reasonable notice, each Party will make available to the other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

     5.9 Issued Interests. The Hatteras Interests to be issued and delivered to the Topiary Fund (and to be distributed immediately thereafter to its members) pursuant to this Agreement, will have been duly authorized at the Effective Time. No partner of the Hatteras Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The members of the Topiary Fund shall not pay any placement fee in connection with the Reorganization. The members of the Topiary Fund who receive Hatteras Interests pursuant to this Agreement shall be credited by the Hatteras Fund with, and shall carry over, the holding period of their Topiary Fund interests for all purposes including the calculation of any redemption fee. Such members shall not carry over or be credited with any loss carryforwards. In addition, Hatteras Interests received pursuant to this Agreement shall be included in determining any placement fee reductions (e.g., under a rights of accumulation arrangement) on purchases of Hatteras Interests after the Reorganization.

     5.10 Section 15(f). The Hatteras Fund and HIP shall from and after the Effective Time use their reasonable best efforts so that for a period of three years after the Effective Time, at least 75% of the Hatteras Board are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of HIP or DBIM. In addition, the Hatteras Fund, HIP and DBIM from and after the Effective Time, shall refrain from imposing or seeking to impose for a period of two years after the Effective Time, any "unfair burden" on the Hatteras Fund (within the meaning of the 1940 Act) as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto.

     5.11 General Solicitation. Neither the Topiary Fund nor DBIM will engage in any form of general solicitation or advertising in performing its duties under this Agreement or otherwise in connection with the Reorganization. This prohibition includes, but is not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter, and any seminar or meeting where the attendees are invited by any mass mailing, general solicitation or advertising. Related to this prohibition, neither the Topiary Fund nor DBIM will mention the Hatteras Fund, HIP or the Reorganization in any public medium, including any newspaper, on radio or television, by electronic communication, or otherwise. This provision shall not prohibit the solicitation of members of the Topiary Fund undertaken in connection with the Proxy Statement to the extent consistent with Regulation D under the 1933 Act.


                                  App A - 16

     5.12 Tax Information. DBIM and the Topiary Fund will provide the Hatteras Fund correct information as to the adjusted tax basis of the Topiary Fund's assets, the tax basis of the capital accounts of its members, the tax identification of its members and such other tax information as the Hatteras Fund shall reasonably request.

     5.13 Reporting. The Parties agree that the Hatteras Fund is the larger fund and that its current limited partners will own more than 50% of the Hatteras Fund after the Reorganization. Accordingly, pursuant to Section 708 of the Internal Revenue Code of 1986, as amended, the Topiary Fund shall terminate and its taxable year will end on the day of the Closing. DBIM shall cause the tax returns for all periods ending on or before the day of the Closing to be properly prepared and filed and all required information provided to the members of the Topiary Fund.

     5.14 Insurance. The Topiary Fund has agreed to maintain for a reasonable period of time after the Closing D&O coverage for the Topiary Independent Directors on terms and amounts no less favorable than those in effect on the date of or immediately before Closing.


                                  ARTICLE VI

                             CONDITIONS PRECEDENT

     6.1 Conditions Precedent to Obligations of the Topiary Fund. The obligation of the Topiary Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Hatteras Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Topiary Fund in writing:

          (a) All representations and warranties of the Hatteras Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Hatteras Fund shall be given a period of the lesser of: (1) 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Hatteras Fund shall have furnished to the Topiary Fund the opinion of Drinker Biddle & Reath LLP dated as of the Effective Time, substantially to the effect that:

               (i) the Hatteras Fund is a limited partnership, validly existing and in good standing under Delaware Law, and has power under the Hatteras Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-2;

               (ii) the Hatteras Fund is registered with the SEC under the 1940 Act as a closed-end management investment company and to the knowledge of such counsel its registration with the SEC is in full force and effect;


                                  App A - 17

               (iii) to the knowledge of such counsel, the Hatteras Interests to be issued and delivered by the Hatteras Fund pursuant to this Agreement have been duly authorized for issuance and no preemptive rights exist with respect to any such interests or the issue or delivery thereof;

               (iv) to the knowledge of such counsel, there are no material legal proceedings pending against the Hatteras Fund except as disclosed in Annex A;

               (v) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by the Hatteras Fund and, assuming due authorization, execution and delivery by the Topiary Fund, constitutes a valid and legally binding obligation of the Hatteras Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

               (vi) the execution and delivery of this Agreement by the Hatteras Fund did not and the performance by the Hatteras Fund of this Agreement will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Hatteras Governing Documents or any material agreement or instrument known to such counsel to which the Hatteras Fund is a party or by which the Hatteras Fund may be bound;

               (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Hatteras Fund of any terms, conditions, or provisions of the 1940 Act or Delaware Law; and

               (viii) to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required under Applicable Laws in connection with the consummation of the transactions herein contemplated.

     As used in such opinion, the term "Applicable Laws" means those state laws of the State of Delaware and federal laws of the United States which, in such counsel's experience and without independent investigation, are normally applicable to transactions of the type contemplated by this Agreement (provided that the term "Applicable Laws" shall not include federal or state securities or blue sky laws or any rules or regulations thereunder (including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act and the respective rules and regulations thereunder)).

     In rendering such opinion, Drinker Biddle & Reath LLP may rely upon certificates of officers of the Hatteras Fund and of public officials as to matters of fact.

     Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Topiary Fund; and shall


                                  App A - 18
state that such opinion is solely for the benefit of the Topiary Fund and its directors and officers and the Hatteras Fund and its directors and officers.

          (c) The Hatteras Fund shall have furnished to the Topiary Fund a certificate of the Hatteras Fund, signed by the president and treasurer of the Hatteras Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement and this Agreement and that:

               (i) the representations and warranties of the Hatteras Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Hatteras Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

               (ii) since the date of the most recent financial statements of the Hatteras Fund, there has been no Material Adverse Effect on the business or properties of the Hatteras Fund (other than changes in the ordinary course of business, including, without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement.

          (d) At the Valuation Time and Effective Time, except as previously disclosed to the Topiary Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Hatteras Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all liabilities chargeable to the Hatteras Fund which are required to be reflected in the net asset value of the Hatteras Fund in accordance with applicable Law will be reflected in the net asset value of the Hatteras Fund.

          (e) The Secretary of the Topiary Fund shall have received the confirmation from the Hatteras Fund required under paragraph 3.3 of this Agreement.

          (f) The Hatteras Fund shall have duly executed and delivered to the Topiary Fund such assumptions of Liabilities and other instruments as the Topiary Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Topiary Fund, other than the Excluded Liabilities.

          (g) The Topiary Fund shall have completed to its satisfaction its due diligence review of the Hatteras Fund.

     6.2 Conditions Precedent to Obligations of the Hatteras Fund. The obligation of the Hatteras Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Topiary Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Hatteras Fund in writing:


                                  App A - 19

          (a) All representations and warranties of the Topiary Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Topiary Fund shall be given a period of the lesser of: (1) 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Topiary Fund shall have furnished to the Hatteras Fund the opinion of Sidley Austin LLP dated as of the Effective Time, substantially to the effect that:

               (i) the Topiary Fund is a limited liability company, validly existing and in good standing under Delaware Law, and has power under the Topiary Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-2;

               (ii) the Topiary Fund is registered with the SEC under the 1940 Act as a closed-end management investment company and to the knowledge of such counsel its registration with the SEC is in full force and effect;

               (iii) to the knowledge of such counsel, there are no material legal proceedings pending against the Topiary Fund except as set forth in Annex A;

               (iv) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by the Topiary Fund and, assuming due authorization, execution and delivery by the Hatteras Fund, constitutes a valid and legally binding obligation of the Topiary Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

               (v) to the knowledge of such counsel, as of the date of its mailing, the Proxy Statement complies as to form in all material respects with the applicable requirements of the 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

               (vi) and the performance by the Topiary Fund of this Agreement will not result in a material breach of the terms or provisions of, or constitute a material default under, the Topiary Governing Documents or any material agreement or instrument known to such counsel to which the Topiary Fund is a party or by which the Topiary Fund may be bound;

               (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Topiary Fund of any terms, conditions, or provisions of the 1940 Act or Delaware Law; and


                                  App A - 20

               (viii) to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required under Applicable Laws in connection with the consummation of the transactions herein contemplated.

     As used in such opinion, the term "Applicable Laws" means those state laws of the State of New York, the State of Delaware and federal laws of the United States which, in such counsel's experience and without independent investigation, are normally applicable to transactions of the type contemplated by this Agreement (provided that the term "Applicable Laws" shall not include federal or state securities or blue sky laws or any rules or regulations thereunder (including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act and the respective rules and regulations thereunder)).

     In rendering such opinion, Sidley Austin LLP may rely upon certificates of officers of the Topiary Fund and of public officials as to matters of fact.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Proxy Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the Topiary Fund with certain officers of the Topiary Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the mailing date of the Proxy Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to the Topiary Fund, the Proxy Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
(ii) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Hatteras Fund; and (iii) shall state that such opinion is solely for the benefit of the Hatteras Fund and its directors and officers.

          (c) The Topiary Fund shall have furnished to the Hatteras Fund the unaudited statements required by paragraph 5.6.

          (d) The Topiary Fund shall have furnished to the Hatteras Fund a certificate of Topiary Fund, signed by the president and treasurer of the Topiary Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement (and any supplement thereto) and this Agreement and that:

               (i) the representations and warranties of the Topiary Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Topiary Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

               (ii) since the date of the most recent financial statements of the Topiary Fund, there has been no Material Adverse Effect on the business or properties of the Topiary Fund (other than changes in the ordinary course of business, including,


                                  App A - 21
     without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement (or any supplement thereto).

          (e) The Topiary Fund shall have duly executed and delivered to the Hatteras Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Topiary Fund's custodian and instructions to the Hatteras Fund's administrator ("Transfer Documents") as the Hatteras Fund may reasonably deem necessary or desirable to evidence the transfer to the Hatteras Fund of all of the right, title and interest of the Topiary Fund in and to the Assets of the Topiary Fund. The Assets of the Topiary Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (f) The Hatteras Fund shall have received: (i) a certificate of an authorized signatory of PFPC, as custodian for the Topiary Fund, stating that the Assets of the Topiary Fund have been delivered to the Hatteras Fund; (ii) a certificate of an authorized signatory from UMB, as custodian for the Hatteras Fund, stating that the Assets of the Topiary Fund have been received; and (iii) a certificate of an authorized signatory of the Topiary Fund confirming that the Topiary Fund has delivered its records containing the names and addresses of the record holders of the Topiary Fund and the percentage of ownership of Topiary Interests owned by each such holder as of the close of business at the Valuation Time.

          (g) At the Valuation Time and Effective Time, except as previously disclosed to the Hatteras Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Topiary Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Topiary Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Topiary Fund which are required to be reflected in the net asset value of the Topiary Fund in accordance with applicable Law will be reflected in the net asset value of the Topiary Fund.

          (h) The Hatteras Fund shall have completed to its satisfaction its due diligence review of the Topiary Fund.

          (i) Each Party has received assurance that: (1) no claims for damages (liquidated or otherwise) will arise as a result of termination of any service provider contracts; and (2) a final invoice with respect to each service provider contract that has been terminated will be delivered within 30 calendar days of the Closing.

     6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of managers/directors, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

          (a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding interests of the Topiary


                                  App A - 22

Fund in accordance with the provisions of the Topiary Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Topiary Fund nor the Hatteras Fund may waive the conditions set forth in this paragraph 6.3(a).

          (b) The Master Fund Reorganization shall have been approved by the requisite vote of the holders of the outstanding interests of the Topiary Master Fund in accordance with applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Topiary Fund nor the Hatteras Fund may waive the conditions set forth in this paragraph 6.3(b).

          (c) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Topiary Fund or the Hatteras Fund or their respective officers or managers/directors shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.


                                 ARTICLE VII

                                   EXPENSES

     The Topiary Fund and the Hatteras Fund will not bear any fees or expenses in connection with the transactions contemplated by this Agreement; provided, however, that any redemption charges or similar fees incurred in connection with liquidating portfolio securities of the Topiary Fund will be borne by the Topiary Fund and/or DBIM as the Topiary Fund and DBIM shall agree. Except as noted above, the responsibility for payment of all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be allocated between DBIM and HIP (or any Affiliate thereof) as DBIM and HIP shall agree.


                                 ARTICLE VIII

                          AMENDMENTS AND TERMINATION

     8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of members of the Topiary Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the members of the Topiary Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with


                                  App A - 23
respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such members without their further approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

     8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective
Time:

          (a) by the mutual written consent of the Parties;

          (b) by the Topiary Fund (i) following a material breach by the Hatteras Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Hatteras Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Hatteras Fund;

          (c) by the Hatteras Fund (i) following a material breach by the Topiary Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Topiary Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Topiary Fund;

          If a Party terminates this Agreement in accordance with this paragraph 8.2, in the absence of willful default there shall be no liability for damages on the part of any Party, or the managers/directors or officers of such Party. In the event of willful default, all remedies at Law or in equity of the Party adversely affected shall survive.


                                  ARTICLE IX

                          PUBLICITY; CONFIDENTIALITY

     9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

     9.2 Confidentiality. (a) The Parties, HIP and DBIM (for purposes of this paragraph 9.2, the "Protected Persons") will hold, and will cause their board members, officers,


                                  App A - 24
employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

          (b) In the event of a termination of this Agreement, the Parties, HIP and DBIM agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.


                                  ARTICLE X

                                 MISCELLANEOUS

     10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

     10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested,


                                  App A - 25
addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

     If to the Topiary Fund or DBIM:

     The Topiary Fund for Benefit Plan Investors (BPI) LLC
     345 Park Avenue
     New York, NY  10154
     Attention: John H. Kim, Esq.
     Telephone No.: (212) 454-3000
     Facsimile No.: (732) 460-6825
     E-mail: john.kim@db.com

     With copies (which shall not constitute notice) to:

     Sidley Austin LLP (counsel to the Topiary Fund)
     787 Seventh Avenue
     New York, NY  10019
     Attention:  John A. MacKinnon, Esq.
     Telephone No.: (212) 839-5400
     Facsimile No.: (212) 839-5599
     E-mail: jmackinnon@sidley.com

     If to Hatteras Fund or HIP:

     Hatteras Multi-Strategy TEI Fund, L.P.
     8540 Colonnade Center Drive
     Suite 401
     Raleigh, NC  27615
     Attention: J. Michael Fields
     Telephone No.: (919) 846-2324
     Facsimile No.: (919) 846-3433
     E-mail: mike.fields@hatterasip.com

     With a copy (which shall not constitute notice) to:

     Drinker Biddle & Reath LLP (counsel to Hatteras Fund)
     One Logan Square
     18th & Cherry Streets
     Philadelphia, PA  19103-6996
     Attention:  Michael P. Malloy, Esq.
     Telephone No.:  (215) 988-2978
     Facsimile No.:  (215) 988-2757
     E-mail:  Michael.Malloy@dbr.com

     10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such


                                  App A - 26
provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

     10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent of the other Party. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

     10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.6, 5.10, 5.11, 9.2, 10.9, and this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

     10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

     10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party's obligations hereunder. In addition, the Topiary Fund make available the Hatteras Fund at and any time after the Closing upon reasonable notice, the Books and Records of the Topiary Fund (regardless of whose possession they are in).

     10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any investor in the Hatteras Fund or the Topiary Fund) except that the Topiary Independent Directors are intended third-party beneficiaries of the provisions of paragraph 1.3 herein.


                                  App A - 27

     10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     10.12 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.


                                  ARTICLE XI

                                  DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     "Action or Proceeding" means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

     "Agreement" has the meaning specified in the preamble.

     "Assets" means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Topiary Fund may have against DBIM) and receivables (including dividend and interest receivable), goodwill and other intangible property, and all interests, rights, privileges and powers, owned by the Topiary Fund, and any prepaid expenses shown on the Topiary Fund's books at the Valuation Time, excluding
(a) the estimated costs of extinguishing any Excluded Liability; (b) any reserves for payment of expenses incurred in the month ending immediately prior to the Effective Time, and (c) the Topiary Fund's rights under this Agreement.

     "Books and Records" means the Topiary Fund's or the Hatteras Fund's accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Topiary Fund or the Hatteras Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

     "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     "Cayman Fund Agreement" has the meaning specified in the recitals.


                                  App A - 28

     "Cayman Fund Reorganization" has the meaning specified in the recitals.

     "Closing" has the meaning specified in paragraph 3.1.

     "DBIM" has the meaning specified in the preamble.

     "Delaware Law" has the meaning specified in paragraph 1.1.

     "Effective Time" has the meaning specified in paragraph 3.1.

     "Excluded Liabilities" has the meaning specified in paragraph 1.3.

     "Governmental or Regulatory Body" means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "Hatteras Board" has the meaning specified in the recitals.

     "Hatteras Cayman Fund" has the meaning specified in the recitals.

     "Hatteras Fund" has the meaning specified in the preamble.

     "Hatteras Fund Registration Statement" means the current registration statement on Form N-2 of the Hatteras Fund, as supplemented from time to time.

     "Hatteras Governing Documents" has the meaning specified in paragraph
4.2(a).

     "Hatteras Independent Directors" has the meaning specified in the recitals.

     "Hatteras Interests" has the meaning specified in the recitals.

     "Hatteras Master Fund" has the meaning specified in the recitals.

     "HIP" has the meaning specified in the preamble.

     "Investment Fund" means any privately placed investment vehicle, typically referred to as a hedge fund.

     "Knowledge" means (i) with respect to the Topiary Fund, the actual knowledge after reasonable inquiry of the Topiary Fund's directors or officers, or DBIM in its capacity as a service provider to the Topiary Fund and (ii) with respect to the Hatteras Fund, the actual knowledge after reasonable inquiry of the Hatteras Fund's directors or officers, or HIP in its capacity as a service provider to the Hatteras Fund.

     "Law" means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.


                                  App A - 29

     "Liabilities" means all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Topiary Fund prepared by DBIM as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of the Hatteras Fund and the Topiary Fund at the Effective Time. "Liabilities" does not include, and the Hatteras Fund shall not assume, (i) any Excluded Liabilities,
(ii) any claim for damages (liquidated or otherwise) as a result of the Topiary Fund's termination of its agreements with any of its service providers, whether prior to or after the Closing, or (iii) liabilities relating to invoices from services providers representing services rendered to the Topiary Fund after the Effective Time. For the avoidance of doubt, as set forth in paragraph 1.6, any Topiary Fund incentive allocation will be assessed and allocated immediately prior to the Effective Time. Therefore, Liabilities will not include any accruals for incentive allocations.

     "Master Fund Agreement" has the meaning specified in the recitals.

     "Master Fund Reorganization" has the meaning specified in the recitals.

     "Material Adverse Effect" as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Topiary Fund or the Hatteras Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of interests in such fund, shall not constitute a "Material Adverse Effect."

     "NYSE" has the meaning specified in paragraph 2.5.

     "1940 Act" has the meaning specified in the recitals.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     "Party" and "Parties" each has the meaning specified in the preamble.

     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "PFPC" has the meaning specified in paragraph 3.2.

     "Protected Persons" has the meaning specified in paragraph 9.2.


                                  App A - 30

     "Proxy Statement" has the meaning specified in paragraph 4.1(p).

     "Reorganization" has the meaning specified in the recitals.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Topiary Board" has the meaning specified in the recitals.

     "Topiary Cayman Fund" has the meaning specified in the recitals.

     "Topiary Fund" has the meaning specified in the preamble.

     "Topiary Fund Registration Statement" means the current registration statement on Form N-2 of the Topiary Fund as supplemented from time to time.

     "Topiary Governing Documents" has the meaning specified in paragraph 1.1.

     "Topiary Independent Directors" has the meaning specified in the recitals.

     "Topiary Interests" has the meaning specified in the recitals.

     "Topiary Master Fund" has the meaning specified in the recitals.

     "Transfer Documents" has the meaning specified in paragraph 6.2(e).

     "UMB" has the meaning specified in paragraph 3.2.

     "Valuation Time" has the meaning specified in paragraph 2.5.


                           [SIGNATURE PAGE FOLLOWS]


                                  App A - 31

     IN WITNESS WHEREOF, the Parties and DBIM and HIP have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.


                                    THE TOPIARY FUND FOR BENEFIT PLAN
                                    INVESTORS (BPI) LLC


                                    By: ________________________________
                                    Name:
                                    Title:


                                    HATTERAS MULTI-STRATEGY TEI FUND, L.P.


                                    By: ________________________________
                                    Name:
                                    Title:


Solely for purposes of Article VII and
Paragraphs 1.3, 4.1(i), 5.1, 5.10, 5.11, 5.12, 5.13, 9.2 and 10.5


DB INVESTMENT MANAGERS, INC.


By: ________________________________
Name:
Title:


Solely for purposes of Article VII and
Paragraphs 4.2(i), 5.1, 5.10, 5.11, 9.2 and 10.5


HATTERAS INVESTMENT PARTNERS, LLC


By: ________________________________
Name:
Title:


                                  App A - 32

                                                                     Exhibit A
                                                                     ---------


                     AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ________, 2007, by and between the Topiary Master Fund for Benefit Plan Investors (BPI) LLC, a Delaware limited liability company (the "Topiary Master Fund"), and Hatteras Master Fund, L.P., a Delaware limited partnership ("Hatteras Master Fund" and together with the Topiary Master Fund, the "Parties" and each a "Party"). DB Investment Managers, Inc., a Delaware corporation ("DBIM"), joins this Agreement solely for purposes of paragraphs 1.3, 4.1(i), 5.1, 5.10, 5.11, 5.12, 5.13, 9.2, 10.5 and Article VII; Hatteras
Investment Partners, LLC., a Delaware limited liability company ("HIP"), joins this Agreement solely for purposes of paragraphs 4.2(i), 5.1, 5.10, 5.11, 9.2,
10.5 and Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

                                   RECITALS:

     The Topiary Master Fund issues limited liability company interests (the "Topiary Interests"). The Hatteras Master Fund issues partnership interests (the "Hatteras Interests").

     The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Assets of the Topiary Master Fund will be transferred to the Hatteras Master Fund in exchange for Hatteras Interests and the assumption by the Hatteras Master Fund of all of the Topiary Master Fund's Liabilities, and (2) Hatteras Interests will be distributed to members of the Topiary Master Fund in complete liquidation of such Fund and such members will be admitted as limited partners of the Hatteras Master Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Feeder Fund") and Hatteras Multi-Strategy TEI Fund, L.P. (the "Hatteras Feeder Fund") have entered into an Agreement and Plan of Reorganization of even date hereof (the "Feeder Fund Agreement"). The Feeder Fund Agreement contemplates a series of business combination transactions in which certain of the assets of the Topiary Feeder Fund will be transferred to the Hatteras Feeder Fund in exchange for partnership interests in the Hatteras Feeder Fund and the assumption by the Hatteras Feeder Fund of certain of the Topiary Feeder Fund's liabilities; and partnership interests in the Hatteras Feeder Fund will be distributed to members of the Topiary Feeder Fund in complete liquidation of such fund and such members will be admitted as limited partners of the Hatteras Feeder Fund, as more fully set forth in the Feeder Fund Agreement (the "Feeder Fund Reorganization").

     The Board of Directors of the Topiary Master Fund (the "Topiary Board"), including a majority of directors who are not "interested persons" (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) ("Topiary Independent

Directors") of the Topiary Master Fund, based on representations from and information provided by officers of DBIM, has determined that: (1) participation in the Reorganization is in the best interests of the Topiary Master Fund, and (2) the interests of existing members of the Topiary Master Fund will not be diluted as a result of its effecting the Reorganization.

     The Board of Directors of Hatteras Master Fund (the "Hatteras Board"), including a majority of directors who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act ("Hatteras Independent Directors") of Hatteras Master Fund, based on representations from and information provided by officers of HIP has determined that: (1) participation in the Reorganization is in the best interests of the Hatteras Master Fund, and (2) the interests of existing limited partners of the Hatteras Master Fund will not be diluted as a result of its effecting the Reorganization.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and DBIM and HIP to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                  ARTICLE I

                              THE REORGANIZATION

     1.1 The Reorganization. In accordance with Title 6 of the Delaware Code (the "Delaware Law") and the limited liability company operating agreement of the Topiary Master Fund as each may be amended from time to time (the "Topiary Governing Documents"), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Topiary Master Fund shall assign, deliver and otherwise transfer all of the Assets, subject to all of the Liabilities, to the Hatteras Master Fund, and the Hatteras Master Fund shall assume all of the Liabilities. In consideration of the foregoing, the Hatteras Master Fund shall at the Effective Time deliver to the Topiary Master Fund Hatteras Interests equal in value to the Assets, net of Liabilities computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1. At and after the Effective Time, all of the Assets shall become and be included in the assets of the Hatteras Master Fund and the Liabilities shall become and be the liabilities of and shall attach to the Hatteras Master Fund. At and after the Effective Time, the Liabilities may be enforced only against the Hatteras Master Fund to the same extent as if such Liabilities had been incurred by the Hatteras Master Fund subject to any defense and/or set off that the Topiary Master Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that the Hatteras Master Fund may from time to time be entitled to assert.

     1.2 Assets.

          (a) Attached hereto as Schedule 1.2(a) is a schedule of the Assets and Liabilities of the Topiary Master Fund as of __________. Prior to the execution of this Agreement, the Hatteras Master Fund has provided the Topiary Master Fund with a copy of the


                                   Ex A - 2
current investment objective, investment policies, principal investment strategies, and restrictions applicable to the Hatteras Master Fund and the Hatteras Master Fund will provide the Topiary Master Fund with a written notice of any changes thereto as of the Valuation Time. The Topiary Master Fund reserves the right to sell any of the Assets listed on Schedule 1.2(a) prior to the Valuation Time but will not, without the prior approval of the Hatteras Master Fund, make any additional investments in Investment Funds.

          (b) Attached hereto as Schedule 1.2(b) is a schedule of Assets as of _______ which the Hatteras Master Fund, in its sole discretion does not want to hold. The Topiary Master Fund will, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of DBIM, dispose of such investments prior to the Valuation Time. In addition, if it is determined that the portfolios of the two Parties, when aggregated, would contain investments exceeding certain percentage limitations to which the Hatteras Master Fund is or will be subject with respect to such investments as disclosed in the Hatteras Master Fund Registration Statement, the Topiary Master Fund will, if requested by the Hatteras Master Fund and, to the extent permissible and consistent with its own investment objectives and policies and the fiduciary duties of DBIM, dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time.

     1.3 Assumption of Liabilities. The Topiary Master Fund will, to the extent permissible and consistent with its own investment objectives and policies, use its best efforts to discharge all of the Liabilities prior to or at the Effective Time (which such effort shall include, without limitation, a payment of estimated monthly expenses as of the date hereof). The Hatteras Master Fund will assume all of the Liabilities of the Topiary Master Fund. If prior to the Effective Time either Party identifies a Liability that the Parties mutually agree should not be assumed by the Hatteras Master Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Parties at the Closing (the "Excluded Liabilities"). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Hatteras Master Fund on the condition that HIP and the Hatteras Master Fund be indemnified in writing to their reasonable satisfaction by DBIM against any and all losses, claims, damages or liability to which HIP and the Hatteras Master Fund may become subject as a result of assuming such Liability. The Hatteras Master Fund shall not assume any Liability for any obligation of the Topiary Master Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Topiary Master Fund.

     1.4 Distribution of Hatteras Interests. Immediately upon receipt, the Topiary Master Fund will distribute the Hatteras Interests received by the Topiary Master Fund from the Hatteras Master Fund pursuant to paragraph 1.1, pro rata to the record holders of Topiary Interests in the Topiary Master Fund determined as of the Valuation Time in complete liquidation of the Topiary Master Fund excluding the affiliate of DBIM which holds Topiary Interests in the Topiary Master Fund, which entity shall be paid in cash an amount equal to the net asset value of its capital account at the Valuation Time. Such distribution will be accomplished by an instruction, signed by an appropriate officer of the Topiary Master Fund, to transfer the Hatteras Interests then credited to the Topiary Master Fund's account on the


                                   Ex A - 3

Books and Records of the Hatteras Master Fund and to open accounts on the Books and Records of the Hatteras Master Fund established and maintained by the Hatteras Master Fund's administrator in the names of members of the Topiary Master Fund and representing the respective pro rata Hatteras Interests due to such member. All issued and outstanding Topiary Interests will be cancelled promptly and the holders thereof shall cease to be members of the Topiary Master Fund. Any such Topiary Interests issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Hatteras Interests issued to the Topiary Master Fund in accordance with paragraph 1.1 above.

     1.5 Liquidation of the Topiary Master Fund. As soon as conveniently practicable after the distribution of the Hatteras Interests pursuant to paragraph 1.4 has been made, the Topiary Master Fund shall take, in accordance with Delaware Law, the 1940 Act and the Topiary Governing Documents, all such other steps as may be necessary or appropriate to effect a complete dissolution, liquidation and termination of the Topiary Master Fund.

     1.6 Incentive Allocation. Immediately prior to the Effective Time, any accrued Incentive Allocations shall be reallocated from the capital accounts of Topiary Master Fund members to the capital account of DBIM.

     1.7 Transfer Taxes. Any transfer taxes payable on issuance of Hatteras Interests in a name other than that of the record holder of the Topiary Interests on the Topiary Master Fund's Books and Records shall be paid by the Person to whom such Hatteras Interests are issued and transferred, as a condition of that transfer.


                                  ARTICLE II

                                   VALUATION

     2.1 Net Asset Value of the Topiary Master Fund. The net asset value of the Topiary Master Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures described in the Hatteras Master Fund Registration Statement.

     2.2 Net Asset Value of the Hatteras Master Fund. The net asset value of the Hatteras Master Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures set forth in the Hatteras Master Fund Registration Statement.

     2.3 Calculation of Percentage Interests. The percentage of Hatteras Interests to be issued to each Topiary member in connection with the Reorganization shall be determined based upon the value of each member's percentage interest in the Topiary Master Fund as of the Valuation Time.

     2.4 Joint Direction of Calculation. All computations of net asset value and the value of securities transferred under this Article II shall be made by UMB Fund Services, Inc. and PFPC Inc. under the joint direction of the following entities, in accordance with their regular practice and the requirements of the 1940 Act: (a) DBIM, the investment adviser to the Topiary Master Fund; and (b) HIP, the investment adviser to the Hatteras Master Fund. The Topiary Master Fund and the Hatteras Master Fund agree to use all commercially reasonable


                                   Ex A - 4
efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Topiary Master Fund and those determined in accordance with the pricing policies and procedures of the Hatteras Master Fund.

     2.5 Valuation Time. The valuation time shall be the close of regular trading on the New York Stock Exchange ("NYSE") on the last Business Day of the month immediately preceding the Effective Time, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the Parties (the "Valuation Time").


                                 ARTICLE III

                          EFFECTIVE TIME AND CLOSING

     3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur prior to the opening of business on October 1, 2007, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the "Effective Time"). To the extent any Assets are, for any reason, not transferred at the Effective Time, the Topiary Master Fund shall cause such Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the "Closing").

     3.2 Transfer and Delivery of Assets. The Topiary Master Fund shall direct PFPC Trust Company ("PFPC"), as custodian for the Topiary Master Fund, to deliver to the Hatteras Master Fund at the Closing a certificate of an authorized officer certifying that: (a) PFPC delivered the Assets of the Topiary Master Fund to the Hatteras Master Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least three Business Days prior to the Effective Time, PFPC shall present for examination those Assets represented by certificate or other written instrument to those Persons who have primary responsibility for the safekeeping of the assets of the Hatteras Master Fund at UMB N.A. ("UMB"), with the principal place of business at 1010 Grand Boulevard, Kansas City, Missouri 64106, as custodian of the Hatteras Master Fund. At the Effective Time, the Topiary Master Fund shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Effective Time for the account of the Hatteras Master Fund in proper form for transfer and in such condition as to constitute good delivery thereof in accordance with the customs of brokers. PFPC shall deliver other Assets to those Persons who have primary responsibility for the safekeeping of the Hatteras Master Fund at UMB as of the Effective Time by book entry, in accordance with the customary practices of UMB Bank and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Assets are held. Any cash to be transferred by the Topiary Master Fund to the Hatteras Master Fund shall be delivered by wire transfer of


                                   Ex A - 5
federal funds at the Effective Time pursuant to instructions provided by the Hatteras Master Fund.

     3.3 Hatteras Master Fund Capital Account. The Hatteras Master Fund shall deliver to the Secretary of the Topiary Master Fund at the Closing a confirmation evidencing that: (a) the Hatteras Master Fund has established on its Books and Records a Hatteras Master Fund capital account for the record holders of Topiary Interests pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate amount of Hatteras Interests have been credited to the accounts of record holders of Topiary Interests on the Books and Records of the Hatteras Master Fund pursuant to paragraph 1.4.

     3.4 Postponement of Valuation Time and Effective Time. If immediately prior to the Valuation Time, in the judgment of an appropriate officer of the Topiary Master Fund or Hatteras Master Fund, as applicable, accurate appraisal of the value of the net assets of the Topiary Master Fund or Hatteras Master Fund is impracticable, the Valuation Time and Effective Time for the Reorganization shall be postponed until such date as may be mutually agreed in writing by an authorized officer of each Party.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the Topiary Master Fund. The Topiary Master Fund hereby represents and warrants to the Hatteras Master Fund as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Topiary Master Fund is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Topiary Master Fund. The Topiary Master Fund has full power under the Topiary Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Topiary Master Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except where the failure to so obtain would not have a Material Adverse Effect on the Topiary Master Fund.

          (b) The execution, delivery and performance of this Agreement by the Topiary Master Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Topiary Board, and the Topiary Board has approved the Reorganization and has resolved to recommend the Reorganization to the members of the Topiary Master Fund and to call a special meeting of holders of the Topiary Master Fund for the purpose of approving this Agreement and the Reorganization contemplated thereby. Other


                                   Ex A - 6
than the approval by the requisite vote of the members of the outstanding Topiary Interests in accordance with the provisions of the Topiary Governing Documents, applicable Delaware Law and the 1940 Act, no other action on the part of the Topiary Master Fund or its members is necessary to authorize the execution, delivery and performance of this Agreement by the Topiary Master Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by the Topiary Master Fund, and assuming due authorization, execution and delivery hereof by the Hatteras Master Fund, is a legal, valid and binding obligation of the Topiary Master Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

          (c) The authorized capital of the Topiary Master Fund consists of an unlimited amount of limited liability company membership interests. The Topiary Interests have been duly established and represent undivided interests in the Topiary Master Fund. There are no outstanding options, warrants or other rights of any kind to acquire from the Topiary Master Fund equity interests of or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional interests, nor is the Topiary Master Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any Topiary Interests. The Topiary Master Fund has no share certificates outstanding.

          (d) The Topiary Master Fund has no subsidiaries.

          (e) Except for consents, approvals, waivers or amendments to be received prior to the Effective Time, including requisite approval by the members of the Topiary Master Fund, the execution, delivery and performance of this Agreement by the Topiary Master Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Topiary Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Topiary Master Fund is a party or by which it is bound, (iii) result in a breach or violation by the Topiary Master Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Topiary Master Fund has delivered to the Hatteras Master Fund true and complete copies of the audited statements of assets and liabilities of the Topiary Master Fund as of March 31, 2007 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.


                                   Ex A - 7

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Topiary Master Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Topiary Master Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Topiary Master Fund's audited financial statements as of March 31, 2007 or in the notes thereto, or as previously disclosed in writing to the Hatteras Master Fund, there are no liabilities against, relating to or affecting the Topiary Master Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Topiary Master Fund or its properties or assets. In particular, since March 31, 2007 to the best of the Topiary Master Fund's Knowledge and except (i) as disclosed in writing to the Hatteras Master Fund or in the Topiary Master Fund Registration Statement and (ii) for the transactions contemplated by this Agreement, there has not been any change in the financial condition, properties, assets, liabilities or business of the Topiary Master Fund that would have a Material Adverse Effect on the Topiary Master Fund or its properties or assets other than changes occurring in the ordinary course of business.

               (iv) As of the date hereof, except as previously disclosed to the Hatteras Master Fund in writing or as disclosed in the Topiary Master Fund Registration Statement, and except as have been corrected as required by applicable Law, and to the best of the Topiary Master Fund's Knowledge, there have been no material miscalculations of the net asset value of the Topiary Master Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Topiary Master Fund or its properties or assets, and all such calculations have been made in accordance with the Topiary Master Fund's valuation policies as stated in the Topiary Master Fund Registration Statement and the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Topiary Master Fund as made available to the Hatteras Master Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the members of the Topiary Master Fund, the Topiary Board and committees of the Topiary Board. The member records and other similar records of the Topiary Master Fund as made available to the Hatteras Master Fund prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the interests of the Topiary Master Fund.

          (h) The Topiary Master Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.


                                   Ex A - 8

          (i) Except as set forth in writing to the Hatteras Master Fund and HIP, there is no Action or Proceeding pending against the Topiary Master Fund or DBIM (with respect to the Topiary Master Fund) or, to the best of the Topiary Master Fund's or DBIM's Knowledge, threatened against, relating to or affecting, the Topiary Master Fund, or DBIM (with respect to the Topiary Master Fund) other than any notices naming or received by the Topiary Master Fund relating to the patent application filed by Man-Glenwood Lexington TEI, LLC or an affiliate thereof.

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Topiary Master Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

          (k) The Topiary Master Fund is registered with the SEC as a closed-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect.

          (l) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Topiary Master Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the Topiary Master Fund's Books and Records for the payment thereof and, to the best of the Topiary Master Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Topiary Master Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of the Topiary Master Fund. As of the date hereof, the Topiary Master Fund has adequately provided for all tax liabilities on its Books and Records including, without limitation, any withholding taxes with respect to The Topiary Offshore Fund for Benefit Plan Investors (BPI) LDC.

          (m) Topiary Master Fund is and at all times has been properly characterized for federal and state income tax purposes as a partnership and has not been an association or publicly traded partnership subject to tax as a corporation.

          (n) All issued and outstanding Topiary Interests have been offered and sold in compliance in all material respects with applicable registration requirements of state securities Laws, and are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Hatteras Master Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Topiary Master Fund is not subject to any "stop order" and is, and was, fully qualified to sell its interests in each jurisdiction in which such interests are being, or were, registered and sold.


                                   Ex A - 9

          (o) The Topiary Master Fund Registration Statement, including amendments and supplements thereto, and each registration statement used at all times during the past three years prior to the date of this Agreement conform, or conformed at the time of its or their use, in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of filing with the SEC, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Topiary Master Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Topiary Master Fund.

          (p) The proxy statement (the "Proxy Statement") to be filed by the Topiary Master Fund in connection with this Agreement and any amendment or supplement thereto, each comply or will comply in all material respects with the applicable requirements of the 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder on the mailing date of such Proxy Statement. The Proxy Statement and any amendment or supplement thereto, insofar as each relates to the Topiary Master Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the mailing date of such Proxy Statement; provided, however, that the Topiary Master Fund makes no representations or warranties as to the information contained in the Proxy Statement and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Hatteras Master Fund and furnished by the Hatteras Master Fund to the Topiary Master Fund specifically for use in connection with the Proxy Statement and any amendment or supplement thereto.

          (q) Except as previously disclosed in writing to the Hatteras Master Fund, at the Effective Time, the Topiary Master Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Assets, deliver such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Assets consisting of restricted securities).

          (r) The Topiary Master Fund has adopted and implemented written policies and procedures in accordance and that comply with Rule 38a-1 under the 1940 Act.

          (s) The Topiary Master Fund has a substantial preexisting business relationship with each of its members and a reasonable belief that each member is sophisticated and knowledgeable in business and financial matters and is capable of evaluating the merits and risks of purchasing a Hatteras Interest.

          (t) The Topiary Master Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Topiary Master Fund.


                                  Ex A - 10

          (u) The Topiary Master Fund has a reasonable belief that each of its members is an "accredited investor" as defined in Rule 501 under the 1933 Act and a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

          (v) Except as disclosed in writing to the Hatteras Master Fund, to the best of the Topiary Master Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Topiary Master Fund.

     4.2 Representations and Warranties of the Hatteras Master Fund. The Hatteras Master Fund hereby represents and warrants to the Topiary Master Fund, as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Hatteras Master Fund is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Hatteras Master Fund. The Hatteras Master Fund has full power under its Amended and Restated Limited Partnership Agreement, as amended from time to time (the "Hatteras Governing Documents") to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Hatteras Master Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Hatteras Master Fund.

          (b) The execution, delivery and performance of this Agreement by the Hatteras Master Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the Hatteras Board and the Hatteras Board has approved the Reorganization. No other action on the part of the Hatteras Master Fund or its limited partners is necessary to authorize the execution, delivery and performance of this Agreement by the Hatteras Master Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Hatteras Master Fund, and assuming due authorization, execution and delivery hereof by the Topiary Master Fund, is a legal, valid and binding obligation of the Hatteras Master Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

          (c) The authorized capital of the Hatteras Master Fund consists of an unlimited amount of partnership interests. There are no outstanding options, warrants or other rights of any kind to acquire from the Hatteras Master Fund any equity interests of the Hatteras Master Fund or securities convertible into or exchangeable for, or which otherwise confer on


                                  Ex A - 11
the holder thereof any right to acquire, any such additional interests, nor is the Hatteras Master Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities. The Hatteras Master Fund has no share certificates outstanding.

          (d) The Hatteras Master Fund has no subsidiaries.

          (e) Except for consents, approvals, waivers or amendments to be received prior to the Effective Time, including member approval by the Topiary Master Fund, the execution, delivery and performance of this Agreement by the Hatteras Master Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Hatteras Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Hatteras Master Fund is a party or by which it is bound, (iii) result in a breach or violation by the Hatteras Master Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Hatteras Master Fund has delivered to the Topiary Master Fund true and complete copies of the audited statements of assets and liabilities of the Hatteras Master Fund, dated as of March 31, 2007 or a later date if available prior to the date hereof.

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Hatteras Master Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Hatteras Master Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Hatteras Master Fund's audited financial statements as of March 31, 2007, or in the notes thereto, or as previously disclosed in writing to the Topiary Master Fund, there are no liabilities against, relating to or affecting the Hatteras Master Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Hatteras Master Fund or its properties or assets. In particular, since March 31, 2007, to the best of the Hatteras Master Fund's Knowledge and except as disclosed in writing to the Topiary Master Fund or in the Hatteras Master Fund's Registration Statement, there has not been any change in the financial condition, properties, assets, liabilities or business of the Hatteras Master Fund that would have a Material Adverse Effect on the Hatteras Master Fund or its properties or assets other than changes occurring in the ordinary course of business.


                                  Ex A - 12

               (iv) As of the date hereof and during the twelve-month period preceding the date hereof, except as previously disclosed to the Topiary Master Fund in writing or as disclosed in the Hatteras Master Fund's Registration Statement, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Master Fund's Knowledge, there have been no material miscalculations of the net asset value of the Hatteras Master Fund which would have a Material Adverse Effect on the Hatteras Master Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Hatteras Master Fund as made available to the Topiary Master Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the limited partners of the Hatteras Master Fund, the Hatteras Board and committees of the Hatteras Board.

          (h) The Hatteras Master Fund has maintained, or caused to be maintained on its behalf, in all material respects, all Books and Records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.

          (i) Except as set forth in writing to the Topiary Master Fund and DBIM, there is no Action or Proceeding pending against the Hatteras Master Fund, HIP (with respect to the Hatteras Master Fund) or, to the best of the Hatteras Master Fund's or HIP's Knowledge, threatened against, relating to or affecting, the Hatteras Master Fund or HIP (with respect to the Hatteras Master Fund).

          (j) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Hatteras Master Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

          (k) The Hatteras Master Fund is registered with the SEC as a closed-end management investment company under the 1940 Act, and its registration with the SEC as such an investment company is in full force and effect.

          (l) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Hatteras Master Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the respective Fund's Books and Records for the payment thereof and, to the best of the Hatteras Master Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Hatteras Master Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to


                                  Ex A - 13
the properties or assets of the Hatteras Master Fund. As of the date hereof, the Hatteras Master Fund has adequately provided for all tax liabilities on its Books and Records.

          (m) Hatteras Master Fund is and at all times has been properly characterized for federal and state income tax purposes as a partnership and has not been an association or publicly traded partnership subject to tax as a corporation.

          (n) All issued and outstanding Hatteras Interests have been offered and sold in compliance in all material respects with applicable registration requirements of state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Topiary Master Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Hatteras Master Fund is not subject to any "stop order" and is, and was, fully qualified to sell its interests in each jurisdiction in which such interests are being, or were, registered and sold.

          (o) The Hatteras Interests to be issued and delivered to the Topiary Master Fund (and to be distributed immediately thereafter to its members) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and no partner of the Hatteras Master Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (p) The Hatteras Master Fund Registration Statement, including amendments and supplements thereto, and each registration statement of the Hatteras Master Fund used at all times during the past three years prior to the date of this Agreement, conform, or conformed at the time of its use, in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the SEC thereunder, and do not, or did not, as of their dates of filing, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading. The Hatteras Master Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Hatteras Master Fund.

          (q) The Hatteras Master Fund has adopted and implemented written policies and procedures in accordance and that comply with Rule 38a-1 under the 1940 Act.

          (r) The Hatteras Master Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Hatteras Master Fund.

          (s) Except as disclosed in writing to the Topiary Master Fund, to the best of the Hatteras Master Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Hatteras Master Fund.


                                  Ex A - 14

                                  ARTICLE V

                           COVENANTS AND AGREEMENTS

     5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Topiary Master Fund and the Hatteras Master Fund will conduct the businesses of the Topiary Master Fund and the Hatteras Master Fund, respectively, only in the ordinary course and in accordance with this Agreement and the current registration statement of the Topiary Master Fund or the Hatteras Master Fund, as applicable. It is understood that such ordinary course of business shall include (a) payment of customary distributions; (b) purchases and tenders; and (c) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Topiary Master Fund or the Hatteras Master Fund, as applicable, and applicable Law. In order to facilitate the transfer of Assets at the Effective Time, HIP may request in writing that DBIM use its commercially reasonable best efforts, subject to its fiduciary duty, to limit or cease portfolio trading on behalf of the Topiary Master Fund for a period of up to three months prior to the Valuation Time. DBIM agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Topiary Master Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Members' Meeting. The Topiary Master Fund will call, convene and hold a meeting of members of the Topiary Master Fund as soon as practicable, in accordance with applicable Law and the Topiary Governing Documents, for the purpose of approving this Agreement and the transactions contemplated herein as set forth in the Proxy Statement, and for such other purposes as may be necessary or desirable. In the event that insufficient votes are received from members, the meeting may be adjourned as permitted under the Topiary Governing Documents and applicable Law in order to permit further solicitation of proxies.

     5.3 Proxy Statement. The Topiary Master Fund and the Hatteras Master Fund each will cooperate with the other in the preparation of the Proxy Statement and cause the Proxy Statement to be filed with the SEC in a form satisfactory to the Hatteras Master Fund and the Topiary Master Fund and their respective counsel as promptly as practicable. The Topiary Master Fund will cause the Proxy Statement to be delivered to members of the Topiary Master Funds entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Topiary Governing Documents. Each Party will provide the materials and information necessary to prepare the Proxy Statement, in connection with the member meeting of the Topiary Master Fund to consider the approval of this Agreement and the transactions contemplated herein. If, at any time prior to the Effective Time, a Party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the Party discovering the item shall notify the other Party and the Parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to members appropriate disclosure with respect to the item. Prior to filing the Proxy Statement or any amendment or supplement thereto, the Topiary Master Fund


                                  Ex A - 15
will afford the Hatteras Master Fund and the Hatteras Independent Directors a reasonable opportunity to review and comment thereon, and will obtain the Hatteras Master Fund's consent to the filing thereof (such consent will not be unreasonably withheld).

     5.4 Information.

          (a) The Topiary Master Fund and the Hatteras Master Fund will furnish to one another, and the other's accountants, legal counsel and other representatives, throughout the period prior to and up to the Effective Time, all documents and other information concerning the Topiary Master Fund and the Hatteras Master Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent, if any, that such Party's employees are familiar with such documents or information.

          (b) Beginning with the commencement of this Agreement, by or on the fifteenth Business Day of each month ending prior to the Effective Time, the Topiary Master Fund will provide the Hatteras Master Fund with the prior month's accrued liability/expense account reconciliation, monthly statement, trial balance, income statement, balance sheet and schedule of investments.

     5.5 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party's Knowledge of any event causing such a Material Adverse Effect.

     5.6 Financial Statements. At the Closing, the Topiary Master Fund will deliver to the Hatteras Master Fund an unaudited statement of assets and liabilities of the Topiary Master Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time. These financial statements will present fairly the financial position and portfolio investments of the Topiary Master Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent basis, and there will be no material contingent liabilities of the Topiary Master Fund not disclosed in said financial statements. These financial statements shall be certified by the treasurer of the Topiary Master Fund as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. At the Closing, the Hatteras Master Fund will deliver to the Topiary Master Fund an unaudited statement of assets and liabilities of the Hatteras Master Fund (including a schedule of portfolio investments) meeting the requirements of the preceding three sentences, except that they shall be certified by the Hatteras Master Fund's treasurer.

     5.7 Other Necessary Action. The Topiary Master Fund and the Hatteras Master Fund will each take all necessary action and use its reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

     5.8 Books and Records. Upon reasonable notice, each Party will make available to the other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.


                                  Ex A - 16

     5.9 Issued Interests. The Hatteras Interests to be issued and delivered to the Topiary Master Fund (and to be distributed immediately thereafter to its members) pursuant to this Agreement, will have been duly authorized at the Effective Time. No partner of the Hatteras Master Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The members of the Topiary Master Fund shall not pay any placement fee in connection with the Reorganization. The members of the Topiary Master Fund who receive Hatteras Interests pursuant to this Agreement shall be credited by the Hatteras Master Fund with, and shall carry over, the holding period of their Topiary Master Fund interests for all purposes including the calculation of any redemption fee. Such members shall not carry over or be credited with any loss carryforwards. In addition, Hatteras Interests received pursuant to this Agreement shall be included in determining any placement fee reductions (e.g., under a rights of accumulation arrangement) on purchases of Hatteras Interests after the Reorganization.

     5.10 Section 15(f). The Hatteras Master Fund and HIP shall from and after the Effective Time use their reasonable best efforts so that for a period of three years after the Effective Time, at least 75% of the Hatteras Board are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of HIP or DBIM. In addition, the Hatteras Master Fund, HIP and DBIM from and after the Effective Time, shall refrain from imposing or seeking to impose for a period of two years after the Effective Time, any "unfair burden" on the Hatteras Master Fund (within the meaning of the 1940 Act) as a result of the transactions contemplated by this Agreement or any terms, conditions or understandings applicable thereto.

     5.11 General Solicitation. Neither the Topiary Master Fund nor DBIM will engage in any form of general solicitation or advertising in performing its duties under this Agreement or otherwise in connection with the Reorganization. This prohibition includes, but is not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter, and any seminar or meeting where the attendees are invited by any mass mailing, general solicitation or advertising. Related to this prohibition, neither the Topiary Master Fund nor DBIM will mention the Hatteras Master Fund, HIP or the Reorganization in any public medium, including any newspaper, on radio or television, by electronic communication, or otherwise. This provision shall not prohibit the solicitation of members of the Topiary Master Fund undertaken in connection with the Proxy Statement to the extent consistent with Regulation D under the 1933 Act.

     5.12 Tax Information. DBIM and the Topiary Master Fund will provide the Hatteras Master Fund correct information as to the adjusted tax basis of the Topiary Master Fund's assets, the tax basis of the capital accounts of its members, the tax identification of its members and such other tax information as the Hatteras Master Fund shall reasonably request.

     5.13 Reporting. The Parties agree that the Hatteras Master Fund is the larger fund and that its current limited partners will own more than 50% of the Hatteras Master Fund after the Reorganization. Accordingly, pursuant to
Section 708 of the Internal Revenue Code of 1986, as amended, the Topiary Master Fund shall terminate and its taxable year will end on the day of the Closing. DBIM shall cause the tax returns for all periods ending on or before the day of the Closing to be properly prepared and filed and all required information provided to the members of the Topiary Master Fund.


                                  Ex A - 17

     5.14 Insurance. The Topiary Master Fund has agreed to maintain for a reasonable period of time after the Closing D&O coverage for the Topiary Independent Directors on terms and amounts no less favorable than those in effect on the date of or immediately before Closing.


                                  ARTICLE VI

                             CONDITIONS PRECEDENT

     6.1 Conditions Precedent to Obligations of the Topiary Master Fund. The obligation of the Topiary Master Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Hatteras Master Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Topiary Master Fund in writing:

          (a) All representations and warranties of the Hatteras Master Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Hatteras Master Fund shall be given a period of the lesser of: (1) 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Hatteras Master Fund shall have furnished to the Topiary Master Fund the opinion of Drinker Biddle & Reath LLP dated as of the Effective Time, substantially to the effect that:

               (i) the Hatteras Master Fund is a limited partnership, validly existing and in good standing under Delaware Law, and has power under the Hatteras Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-2;

               (ii) the Hatteras Master Fund is registered with the SEC under the 1940 Act as a closed-end management investment company and to the knowledge of such counsel its registration with the SEC is in full force and effect;

               (iii) to the knowledge of such counsel, the Hatteras Interests to be issued and delivered by the Hatteras Master Fund pursuant to this Agreement have been duly authorized for issuance and no preemptive rights exist with respect to any such interests or the issue or delivery thereof;

               (iv) to the knowledge of such counsel, there are no material legal proceedings pending against the Hatteras Master Fund except as disclosed in Annex A;


                                  Ex A - 18

               (v) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by the Hatteras Master Fund and, assuming due authorization, execution and delivery by the Topiary Master Fund, constitutes a valid and legally binding obligation of the Hatteras Master Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

               (vi) the execution and delivery of this Agreement by the Hatteras Master Fund did not and the performance by the Hatteras Master Fund of this Agreement will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Hatteras Governing Documents or any material agreement or instrument known to such counsel to which the Hatteras Master Fund is a party or by which the Hatteras Master Fund may be bound;

               (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Hatteras Master Fund of any terms, conditions, or provisions of the 1940 Act or Delaware Law; and

               (viii) to the knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required under Applicable Laws in connection with the consummation of the transactions herein contemplated.

     As used in such opinion, the term "Applicable Laws" means those state laws of the State of Delaware and federal laws of the United States which, in such counsel's experience and without independent investigation, are normally applicable to transactions of the type contemplated by this Agreement (provided that the term "Applicable Laws" shall not include federal or state securities or blue sky laws or any rules or regulations thereunder (including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act and the respective rules and regulations thereunder)).

     In rendering such opinion, Drinker Biddle & Reath LLP may rely upon certificates of officers of the Hatteras Master Fund and of public officials as to matters of fact.

     Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Topiary Master Fund; and shall state that such opinion is solely for the benefit of the Topiary Master Fund and its directors and officers and the Hatteras Master Fund and its directors and officers.

          (c) The Hatteras Master Fund shall have furnished to the Topiary Master Fund a certificate of the Hatteras Master Fund, signed by the president and treasurer of the Hatteras Master Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement and this Agreement and that:


                                  Ex A - 19

               (i) the representations and warranties of the Hatteras Master Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Hatteras Master Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

               (ii) since the date of the most recent financial statements of the Hatteras Master Fund, there has been no Material Adverse Effect on the business or properties of the Hatteras Master Fund (other than changes in the ordinary course of business, including, without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement.

          (d) At the Valuation Time and Effective Time, except as previously disclosed to the Topiary Master Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Master Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Hatteras Master Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all liabilities chargeable to the Hatteras Master Fund which are required to be reflected in the net asset value of the Hatteras Master Fund in accordance with applicable Law will be reflected in the net asset value of the Hatteras Master Fund.

          (e) The Secretary of the Topiary Master Fund shall have received the confirmation from the Hatteras Master Fund required under paragraph 3.3 of this Agreement.

          (f) The Hatteras Master Fund shall have duly executed and delivered to the Topiary Master Fund such assumptions of Liabilities and other instruments as the Topiary Master Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Topiary Master Fund, other than the Excluded Liabilities.

          (g) The Topiary Master Fund shall have completed to its satisfaction its due diligence review of the Hatteras Master Fund.

     6.2 Conditions Precedent to Obligations of the Hatteras Master Fund. The obligation of the Hatteras Master Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Topiary Master Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Hatteras Master Fund in writing:

          (a) All representations and warranties of the Topiary Master Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Topiary Master Fund shall be given a period of the lesser of: (1) 10 Business


                                  Ex A - 20

Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Topiary Master Fund shall have furnished to the Hatteras Master Fund the opinion of Sidley Austin LLP dated as of the Effective Time, substantially to the effect that:

               (i) the Topiary Master Fund is a limited liability company, validly existing and in good standing under Delaware Law, and has power under the Topiary Governing Documents to conduct its business and own its assets as described in its currently effective registration statement on Form N-2;

               (ii) the Topiary Master Fund is registered with the SEC under the 1940 Act as a closed-end management investment company and to the knowledge of such counsel its registration with the SEC is in full force and effect;

               (iii) to the knowledge of such counsel, there are no material legal proceedings pending against the Topiary Master Fund except as set forth in Annex A;

               (iv) this Agreement has been duly authorized, executed and delivered under the applicable Laws of the State of Delaware by the Topiary Master Fund and, assuming due authorization, execution and delivery by the Hatteras Master Fund, constitutes a valid and legally binding obligation of the Topiary Master Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

               (v) to the knowledge of such counsel, as of the date of its mailing, the Proxy Statement complies as to form in all material respects with the applicable requirements of the 1934 Act and the 1940 Act and the applicable rules and regulations of the SEC thereunder;

               (vi) the execution and delivery of this Agreement by the Topiary Master Fund did not and the performance by the Topiary Master Fund of this Agreement will not result in a material breach of the terms or provisions of, or constitute a material default under, the Topiary Governing Documents or any material agreement or instrument known to such counsel to which the Topiary Master Fund is a party or by which the Topiary Master Fund may be bound;

               (vii) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Topiary Master Fund of any terms, conditions, or provisions of the 1940 Act or Delaware Law; and

               (viii) to the knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body


                                  Ex A - 21
     is required under Applicable Laws in connection with the consummation of the transactions herein contemplated.

     As used in such opinion, the term "Applicable Laws" means those state laws of the State of New York, the State of Delaware and federal laws of the United States which, in such counsel's experience and without independent investigation, are normally applicable to transactions of the type contemplated by this Agreement (provided that the term "Applicable Laws" shall not include federal or state securities or blue sky laws or any rules or regulations thereunder (including, without limitation, the 1933 Act, the 1934 Act and the 1940 Act and the respective rules and regulations thereunder)).

     In rendering such opinion, Sidley Austin LLP may rely upon certificates of officers of the Topiary Master Fund and of public officials as to matters of fact.

     Such opinion (i) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness or fairness of any portion of the Proxy Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information furnished therein with respect to the Topiary Master Fund with certain officers of the Topiary Master Fund and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the mailing date of the Proxy Statement and any amendment thereof or supplement thereto and only insofar as they relate to the information furnished with respect to the Topiary Master Fund, the Proxy Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Hatteras Master Fund; and (iii) shall state that such opinion is solely for the benefit of the Hatteras Master Fund and its directors and officers and the Topiary Master Fund and its directors and officers.

          (c) The Topiary Master Fund shall have furnished to the Hatteras Master Fund the unaudited statements required by paragraph 5.6.

          (d) The Topiary Master Fund shall have furnished to the Hatteras Master Fund a certificate of Topiary Master Fund, signed by the president and treasurer of the Topiary Master Fund, dated as of the Effective Time, to the effect that they have examined the Proxy Statement (and any supplement thereto) and this Agreement and that:

               (i) the representations and warranties of the Topiary Master Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Topiary Master Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

               (ii) since the date of the most recent financial statements of the Topiary Master Fund, there has been no Material Adverse Effect on the business or properties of the Topiary Master Fund (other than changes in the ordinary course of


                                  Ex A - 22
     business, including, without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement (or any supplement thereto).

          (e) The Topiary Master Fund shall have duly executed and delivered to the Hatteras Master Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Topiary Master Fund's custodian and instructions to the Hatteras Master Fund's administrator ("Transfer Documents") as the Hatteras Master Fund may reasonably deem necessary or desirable to evidence the transfer to the Hatteras Master Fund of all of the right, title and interest of the Topiary Master Fund in and to the Assets of the Topiary Master Fund. The Assets of the Topiary Master Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (f) The Hatteras Master Fund shall have received: (i) a certificate of an authorized signatory of PFPC, as custodian for the Topiary Master Fund, stating that the Assets of the Topiary Master Fund have been delivered to the Hatteras Master Fund; (ii) a certificate of an authorized signatory from UMB, as custodian for the Hatteras Master Fund, stating that the Assets of the Topiary Master Fund have been received; and (iii) a certificate of an authorized signatory of the Topiary Master Fund confirming that the Topiary Master Fund has delivered its records containing the names and addresses of the record holders of the Topiary Master Fund and the percentage of ownership of Topiary Interests owned by each such holder as of the close of business at the Valuation Time.

          (g) At the Valuation Time and Effective Time, except as previously disclosed to the Hatteras Master Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Topiary Master Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Topiary Master Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Topiary Master Fund which are required to be reflected in the net asset value of the Topiary Master Fund in accordance with applicable Law will be reflected in the net asset value of the Topiary Master Fund.

          (h) The Hatteras Master Fund shall have completed to its satisfaction its due diligence review of the Topiary Master Fund.

          (i) Each Party has received assurance that: (1) no claims for damages (liquidated or otherwise) will arise as a result of termination of any service provider contracts; and (2) a final invoice with respect to each service provider contract that has been terminated will be delivered within 30 calendar days of the Closing.

     6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective boards of managers/directors, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:


                                  Ex A - 23

          (a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding interests of the Topiary Master Fund in accordance with the provisions of the Topiary Governing Documents, applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Topiary Master Fund nor the Hatteras Master Fund may waive the conditions set forth in this paragraph 6.3(a).

          (b) The Feeder Fund Reorganization shall have been approved by the requisite vote of the holders of the outstanding interests of the Topiary Feeder Fund in accordance with applicable Delaware Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Topiary Master Fund nor the Hatteras Master Fund may waive the conditions set forth in this paragraph 6.3(b).

          (c) At the Effective Time, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, and there shall be no proceedings pending that would seek to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. No Action or Proceeding against the Topiary Master Fund or the Hatteras Master Fund or their respective officers or managers/directors shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.


                                 ARTICLE VII

                                   EXPENSES

     The Topiary Master Fund and the Hatteras Master Fund will not bear any fees or expenses in connection with the transactions contemplated by this Agreement; provided, however, that any redemption charges or similar fees incurred in connection with liquidating portfolio securities of the Topiary Master Fund will be borne by the Topiary Master Fund and/or DBIM as the Topiary Master Fund and DBIM shall agree. Except as noted above, the responsibility for payment of all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be allocated between DBIM and HIP (or any Affiliate thereof) as DBIM and HIP shall agree.


                                 ARTICLE VIII

                          AMENDMENTS AND TERMINATION

     8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of members of the Topiary Master Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken; provided, however, that after the requisite approval of the members of the Topiary Master


                                  Ex A - 24

Fund has been obtained, this Agreement shall not be amended or modified so as to change the provisions with respect to the transactions herein contemplated in any manner that would materially and adversely affect the rights of such members without their further approval. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

     8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective
Time:

          (a) by the mutual written consent of the Parties;

          (b) by the Topiary Master Fund (i) following a material breach by the Hatteras Master Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Hatteras Master Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Hatteras Master Fund;

          (c) by the Hatteras Master Fund (i) following a material breach by the Topiary Master Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Topiary Master Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or
(iii) upon the occurrence of an event which has a Material Adverse Effect upon the Topiary Master Fund;

          If a Party terminates this Agreement in accordance with this paragraph 8.2, in the absence of willful default there shall be no liability for damages on the part of any Party, or the managers/directors or officers of such Party. In the event of willful default, all remedies at Law or in equity of the Party adversely affected shall survive.


                                  ARTICLE IX

                          PUBLICITY; CONFIDENTIALITY

     9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.


                                  Ex A - 25

     9.2 Confidentiality. (a) The Parties, HIP and DBIM (for purposes of this paragraph 9.2, the "Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable Law; (iii) if it is publicly available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

          (b) In the event of a termination of this Agreement, the Parties, HIP and DBIM agree that they along with their board members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.


                                  ARTICLE X

                                 MISCELLANEOUS

     10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

     10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if


                                  Ex A - 26
confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):

     If to the Topiary Master Fund or DBIM:

     The Topiary Master Fund for Benefit Plan Investors (BPI) LLC
     345 Park Avenue
     New York, NY  10154
     Attention: John H. Kim, Esq.
     Telephone No.: (212) 454-3000
     Facsimile No.: (732) 460-6825
     E-mail: john.kim@db.com

     With copies (which shall not constitute notice) to:

     Sidley Austin LLP (counsel to the Topiary Master Fund)
     787 Seventh Avenue
     New York, NY  10019
     Attention:  John A. MacKinnon, Esq.
     Telephone No.: (212) 839-5400
     Facsimile No.: (212) 839-5599
     E-mail: jmackinnon@sidley.com

     If to Hatteras Master Fund or HIP:

     Hatteras Master Fund, L.P.
     8540 Colonnade Center Drive
     Suite 401
     Raleigh, NC  27615
     Attention: J. Michael Fields
     Telephone No.: (919) 846-2324
     Facsimile No.: (919) 846-3433
     E-mail: mike.fields@hatterasip.com

     With a copy (which shall not constitute notice) to:

     Drinker Biddle & Reath LLP (counsel to Hatteras Master Fund):
     One Logan Square
     18th & Cherry Streets
     Philadelphia, PA  19103-6996
     Attention:  Michael P. Malloy, Esq.
     Telephone No.:  (215) 988-2978
     Facsimile No.:  (215) 988-2757
     E-mail:  Michael.Malloy@dbr.com


                                  Ex A - 27

     10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized officer of the waiving Party).

     10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent of the other Party. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

     10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.6, 5.10, 5.11, 9.2, 10.9, and this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

     10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

     10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party's obligations hereunder. In addition, the Topiary Master Fund make available the Hatteras Master Fund at and any time after the Closing upon reasonable notice, the Books and Records of the Topiary Master Fund (regardless of whose possession they are in).

     10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any investor in the Hatteras Master


                                  Ex A - 28

Fund or the Topiary Master Fund) except that the Topiary Independent Directors are intended third-party beneficiaries of the provisions of paragraph 1.3 herein.

     10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     10.12 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.


                                  ARTICLE XI

                                  DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     "Action or Proceeding" means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

     "Agreement" has the meaning specified in the preamble.

     "Assets" means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Topiary Master Fund may have against DBIM) and receivables (including dividend and interest receivable), goodwill and other intangible property, and all interests, rights, privileges and powers, owned by the Topiary Master Fund, and any prepaid expenses shown on the Topiary Master Fund's books at the Valuation Time, excluding (a) the estimated costs of extinguishing any Excluded Liability; (b) any reserves for payment of expenses incurred in the month ending immediately prior to the Effective Time, (c) the Topiary Master Fund's rights under this Agreement, and (d) the Deutsche Bank Seed Investment.

     "Books and Records" means the Topiary Master Fund's or the Hatteras Master Fund's accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Topiary Master Fund or the Hatteras Master Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.


                                  Ex A - 29

     "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     "Closing" has the meaning specified in paragraph 3.1.

     "DBIM" has the meaning specified in the preamble.

     "Delaware Law" has the meaning specified in paragraph 1.1.

     "Deutsche Bank Seed Investment" means the investment made by an affiliate of DBIM in the Topiary Master Fund.

     "Effective Time" has the meaning specified in paragraph 3.1.

     "Excluded Liabilities" has the meaning specified in paragraph 1.3.

     "Feeder Fund Agreement" has the meaning specified in the recitals.

     "Feeder Fund Reorganization" has the meaning specified in the recitals.

     "Governmental or Regulatory Body" means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "Hatteras Board" has the meaning specified in the recitals.

     "Hatteras Feeder Fund" has the meaning specified in the recitals.

     "Hatteras Governing Documents" has the meaning specified in paragraph
4.2(a).

     "Hatteras Independent Directors" has the meaning specified in the recitals.

     "Hatteras Interests" has the meaning specified in the recitals.

     "Hatteras Master Fund" has the meaning specified in the preamble.

     "Hatteras Master Fund Registration Statement" means the current registration statement on Form N-2 of the Hatteras Master Fund, as supplemented from time to time.

     "HIP" has the meaning specified in the preamble.

     "Investment Fund" means any privately placed investment vehicle, typically referred to as a hedge fund.


                                  Ex A - 30

     "Knowledge" means (i) with respect to the Topiary Master Fund, the actual knowledge after reasonable inquiry of the Topiary Master Fund's directors or officers, or DBIM in its capacity as a service provider to the Topiary Master Fund and (ii) with respect to the Hatteras Master Fund, the actual knowledge after reasonable inquiry of the Hatteras Master Fund's directors or officers, or HIP in its capacity as a service provider to the Hatteras Master Fund.

     "Law" means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

     "Liabilities" means all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Topiary Master Fund prepared by DBIM as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the prior audited reporting period and reviewed and approved by the respective treasurers of the Hatteras Master Fund and the Topiary Master Fund at the Effective Time. "Liabilities" also includes any liabilities based on any statutory, contractual, quasi-contractual, or other equitable claims for relief, including claims of unjust enrichment, asserted by any Investment Fund (or any of its assigns, successors, or other entities acting on its behalf) in which the Topiary Master Fund was invested at any time prior to and including the Effective Date, seeking to recover all or any portion of a distribution from an Investment Fund, including withdrawal or redemption proceeds, which such Investment Fund claims it made to the Topiary Master Fund in error, or any damages or other monetary relief asserted by an Investment Fund arising from or relating to such distributions. "Liabilities" does not include, and the Hatteras Master Fund shall not assume, (i) any Excluded Liabilities, (ii) any claim for damages (liquidated or otherwise) as a result of the Topiary Master Fund's termination of its agreements with any of its service providers, whether prior to or after the Closing or (iii) liabilities relating to invoices from services providers representing services rendered to the Topiary Master Fund after the Effective Time. For the avoidance of doubt, as set forth in paragraph 1.6, any Topiary Master Fund incentive allocation will be assessed and allocated immediately prior to the Effective Time. Therefore, Liabilities will not include any accruals for incentive allocations.

     "Material Adverse Effect" as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Topiary Master Fund or the Hatteras Master Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of interests in such fund, shall not constitute a "Material Adverse Effect."

     "NYSE" has the meaning specified in paragraph 2.5.

     "1940 Act" has the meaning specified in the recitals.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.


                                  Ex A - 31

     "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     "Party" and "Parties" each has the meaning specified in the preamble.

     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "PFPC" has the meaning specified in paragraph 3.2.

     "Protected Persons" has the meaning specified in paragraph 9.2.

     "Proxy Statement" has the meaning specified in paragraph 4.1(p).

     "Reorganization" has the meaning specified in the recitals.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Topiary Board" has the meaning specified in the recitals.

     "Topiary Feeder Fund" has the meaning specified in the recitals.


     "Topiary Governing Documents" has the meaning specified in paragraph 1.1.

     "Topiary Independent Directors" has the meaning specified in the recitals.

     "Topiary Interests" has the meaning specified in the recitals.

     "Topiary Master Fund" has the meaning specified in the preamble.

     "Topiary Master Fund Registration Statement" means the current registration statement on Form N-2 of the Topiary Master Fund as supplemented from time to time.

     "Transfer Documents" has the meaning specified in paragraph 6.2(e).

     "UMB" has the meaning specified in paragraph 3.2.

     "Valuation Time" has the meaning specified in paragraph 2.5.


                           [SIGNATURE PAGE FOLLOWS]


                                  Ex A - 32

     IN WITNESS WHEREOF, the Parties and DBIM and HIP have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.


                                    TOPIARY MASTER FUND FOR BENEFIT
                                    PLAN INVESTORS (BPI) LLC


                                    By: ________________________________
                                    Name:
                                    Title:


                                    HATTERAS MASTER FUND, L.P.


                                    By: ________________________________
                                    Name:
                                    Title:


Solely for purposes of Article VII and
Paragraphs 1.3, 4.1(i), 5.1, 5.10, 5.11, 5.12, 5.13, 9.2 and 10.5


DB INVESTMENT MANAGERS, INC.


By: ________________________________
Name:
Title:


Solely for purposes of Article VII and
Paragraphs 4.2(i), 5.1, 5.10, 5.11, 9.2 and 10.5

HATTERAS INVESTMENT PARTNERS, LLC

By: ________________________________
Name:
Title:


                                  Ex A - 33

                                                                     Exhibit B
                                                                     ---------



                     AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ________, 2007, by and between the Topiary Offshore Fund for Benefit Plan Investors (BPI) LDC, a Cayman Islands limited duration company (the "Topiary Cayman Fund"), and Hatteras Multi-Strategy Offshore Fund, LDC, a Cayman Islands limited duration company ("Hatteras Cayman Fund" and together with the Topiary Cayman Fund, the "Parties" and each a "Party"). DB Investment Managers, Inc., a Delaware corporation ("DBIM"), joins this Agreement solely for purposes of paragraphs 1.3, 4.1(h), 5.1, 5.8, 5.9, 5.10, 9.2, 10.5 and
Article VII; Hatteras Investment Partners, LLC., a Delaware limited liability company ("HIP"), joins this Agreement solely for purposes of paragraphs 4.2(h), 5.1, 5.8, 5.9, 9.2, 10.5 and Article VII. Capitalized terms not otherwise defined herein shall have the meaning set forth in Article XI hereof.

                                   RECITALS:

     The Topiary Cayman Fund has issued a preferred share (the "Topiary Preferred Share") and issues ordinary shares (the "Topiary Ordinary Shares" and, together with the Topiary Preferred Share, the "Topiary Shares"). The Hatteras Cayman Fund has issued a preferred share (the "Hatteras Preferred Share") and issues ordinary shares (the "Hatteras Ordinary Shares" and, together with the Hatteras Preferred Share, the "Hatteras Shares").

     The Parties wish to conclude a series of business combination transactions under the terms set forth in this Agreement in which: (1) all of the Assets of the Topiary Cayman Fund will be transferred to the Hatteras Cayman Fund in exchange for Hatteras Ordinary Shares and the assumption by the Hatteras Cayman Fund of all of the Topiary Cayman Fund's Liabilities, (2) Hatteras Ordinary Shares will be distributed to the holders of Topiary Ordinary Shares, and (3) the Topiary Cayman Fund will distribute $1.00 to DBIM as the record holder of the Topiary Preferred Share in complete liquidation of the Topiary Cayman Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

     The Topiary Master Fund For Benefit Plan Investors (BPI) LLC (the "Topiary Master Fund") and Hatteras Master Fund, L.P. (the "Hatteras Master Fund") have entered into an Agreement and Plan of Reorganization of even date hereof (the "Master Fund Agreement"). The Master Fund Agreement contemplates a series of business combination transactions in which certain of the assets of the Topiary Master Fund will be transferred to the Hatteras Master Fund in exchange for partnership interests in the Hatteras Master Fund and the assumption by the Hatteras Master Fund of certain of the Topiary Master Fund's liabilities; and partnership interests in the Hatteras Master Fund will be distributed to members of the Topiary Master Fund in complete liquidation of such fund and such members will be admitted as limited partners of the Hatteras Master Fund, as more fully set forth in the Master Fund Agreement (the "Master Fund Reorganization").

     The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Topiary Feeder Fund") and Hatteras Multi-Strategy TEI Fund, L.P., (the "Hatteras Feeder Fund") have entered into an Agreement and Plan of Reorganization of even date hereof (the "Feeder Fund Agreement"). The Feeder Fund Agreement contemplates a series of business combination transactions in which certain of the assets of the Topiary Feeder Fund will be transferred to the Hatteras Feeder Fund in exchange for partnership interests in the Hatteras Feeder Fund and the assumption by the Hatteras Feeder Fund of certain of the Topiary Feeder Fund's liabilities; and partnership interests in the Hatteras Feeder Fund will be distributed to members of the Topiary Feeder Fund in complete liquidation of such fund, as more fully set forth in the Feeder Fund Agreement (the "Feeder Fund Reorganization").

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, and DBIM and HIP to the extent indicated above, intending to be legally bound hereby, agree as follows:

                                  ARTICLE I

                              THE REORGANIZATION

     1.1 The Reorganization. In accordance with the Companies Law of the Cayman Islands (the "Cayman Law") and the Memorandum and Articles of Association of the Topiary Cayman Fund as each may be amended from time to time (the "Topiary Governing Documents"), at the Effective Time (as defined below), upon the terms and subject to the conditions of this Agreement, and on the basis of the representations and warranties contained herein, the Topiary Cayman Fund shall assign, deliver and otherwise transfer all of the Assets, subject to all of the Liabilities, to the Hatteras Cayman Fund, and the Hatteras Cayman Fund shall assume all of the Liabilities. In consideration of the foregoing, the Hatteras Cayman Fund shall at the Effective Time deliver to the Topiary Cayman Fund Hatteras Ordinary Shares equal in value to the Assets, net of Liabilities computed as of the Valuation Time (as defined below) in the manner set forth in paragraph 2.1. At and after the Effective Time, all of the Assets shall become and be included in the assets of the Hatteras Cayman Fund and the Liabilities shall become and be the liabilities of and shall attach to the Hatteras Cayman Fund. At and after the Effective Time, the Liabilities may be enforced only against the Hatteras Cayman Fund to the same extent as if such Liabilities had been incurred by the Hatteras Cayman Fund subject to any defense and/or set off that the Topiary Cayman Fund was entitled to assert immediately prior to the Effective Time and further subject to any defense and/or setoff that the Hatteras Cayman Fund may from time to time be entitled to assert.

     1.2 Assets.

          (a) Attached hereto as Schedule 1.2 is a schedule of the Assets and Liabilities of the Topiary Cayman Fund as of __________.

     1.3 Assumption of Liabilities. The Topiary Cayman Fund will use its best efforts to discharge all of the Liabilities prior to or at the Effective Time (which such effort shall include,


                                   Ex B - 2
without limitation, a payment of estimated monthly expenses as of the date hereof). The Hatteras Cayman Fund will assume all of the Liabilities of the Topiary Cayman Fund. If prior to the Effective Time either Party identifies a Liability that the Parties mutually agree should not be assumed by the Hatteras Cayman Fund, such Liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Parties at the Closing (the "Excluded Liabilities"). Certain Liabilities that would otherwise be listed as Excluded Liabilities may be assumed by the Hatteras Cayman Fund on the condition that HIP and the Hatteras Cayman Fund be indemnified in writing to their reasonable satisfaction by DBIM against any and all losses, claims, damages or liability to which HIP and the Hatteras Cayman Fund may become subject as a result of assuming such Liability. The Hatteras Cayman Fund shall not assume any Liability for any obligation of the Topiary Cayman Fund to file reports with the SEC, Internal Revenue Service or other regulatory or tax authority covering any reporting period ending prior to or at the Effective Time with respect to the Topiary Cayman Fund.

     1.4 Distribution of Hatteras Ordinary Shares. Immediately upon receipt, the Topiary Cayman Fund will distribute the Hatteras Ordinary Shares received by the Topiary Cayman Fund from the Hatteras Cayman Fund pursuant to paragraph 1.1, to the holders of the Topiary Ordinary Shares. Simultaneously, the Topiary Cayman Fund will distribute $1.00 to DBIM as record holder of the Topiary Preferred Share in complete liquidation of the Topiary Cayman Fund. Such distribution will be accomplished by an instruction, signed by the managing member of the Topiary Cayman Fund, to transfer the Hatteras Ordinary Shares then credited to the Topiary Cayman Fund's account on the Books and Records of the Hatteras Cayman Fund and to open accounts on the Books and Records of the Hatteras Cayman Fund established and maintained by the Hatteras Cayman Fund's administrator in the names of the holders of record of Topiary Ordinary Shares representing the Hatteras Ordinary Shares due to such shareholder. All issued and outstanding Topiary Shares will be cancelled promptly. Any such Topiary Ordinary Share issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Hatteras Ordinary Shares issued to the Topiary Cayman Fund in accordance with paragraph
1.1 above.

     1.5 Liquidation of the Topiary Cayman Fund. As soon as conveniently practicable after the distribution of the Hatteras Shares pursuant to paragraph 1.4 has been made, the Topiary Cayman Fund shall take, in accordance with Cayman Law and the Topiary Governing Documents, all such other steps as may be necessary or appropriate to effect a complete dissolution, liquidation and termination of the Topiary Cayman Fund.

     1.6 Transfer Taxes. Any transfer taxes payable on issuance of Hatteras Ordinary Shares in a name other than that of the Topiary Feeder Fund shall be paid by the Person to whom such Hatteras Ordinary Shares are issued and transferred, as a condition of that transfer.


                                   Ex B - 3

                                  ARTICLE II

                                   VALUATION

     2.1 Net Asset Value of the Topiary Cayman Fund. The net asset value of the Topiary Cayman Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures described in the Hatteras Fund Registration Statement.

     2.2 Net Asset Value of the Hatteras Cayman Fund. The net asset value of the Hatteras Cayman Fund shall be the net asset value computed as of the Valuation Time using the valuation procedures set forth in the Hatteras Fund Registration Statement.

     2.3 Calculation of Number of Shares. The number of Hatteras Ordinary Shares to be issued to each holder of Topiary Ordinary Shares in connection with the Reorganization shall be determined based upon the value of each shareholder's Topiary Ordinary Shares as of the Valuation Time.

     2.4 Joint Direction of Calculation. All computations of net asset value and the value of securities transferred under this Article II shall be made by UMB Fund Services, Inc. and PFPC Inc. under the joint direction of the following entities, in accordance with their regular practice and the requirements of the 1940 Act: (a) DBIM, the investment adviser to the Topiary Master Fund; and (b) HIP, the investment adviser to the Hatteras Master Fund. The Topiary Cayman Fund and the Hatteras Cayman Fund agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Topiary Cayman Fund and those determined in accordance with the pricing policies and procedures of the Hatteras Cayman Fund.

     2.5 Valuation Time. The valuation time shall be the close of regular trading on the New York Stock Exchange ("NYSE") on the last Business Day of the month immediately preceding the Effective Time, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the Parties (the "Valuation Time").


                                   Ex B - 4

                                 ARTICLE III

                          EFFECTIVE TIME AND CLOSING

     3.1 Effective Time and Closing. Subject to the terms and conditions set forth herein, the Reorganization shall occur prior to the opening of business on October 1, 2007, or on such other date as may be mutually agreed in writing by an authorized officer of each Party (the "Effective Time"). To the extent any Assets are, for any reason, not transferred at the Effective Time, the Topiary Cayman Fund shall cause such Assets to be transferred in accordance with this Agreement at the earliest practical date thereafter. The closing of the Reorganization will take place at the offices of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, or at such other place as may be mutually agreed in writing by an authorized officer of each Party, at the Effective Time (the "Closing").

     3.2 Transfer and Delivery of Assets. The Topiary Cayman Fund shall direct PFPC Trust Company ("PFPC"), as custodian for the Topiary Cayman Fund, to deliver to the Hatteras Cayman Fund at the Closing a certificate of an authorized officer certifying that: (a) PFPC delivered the Assets of the Topiary Cayman Fund to the Hatteras Cayman Fund at the Effective Time; and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable foreign, federal and state stock transfer stamps and any other stamp duty taxes, if any, have been paid or provision (as reasonably estimated) for payment has been made. At least three Business Days prior to the Effective Time, PFPC shall present for examination those Assets represented by certificate or other written instrument to those Persons who have primary responsibility for the safekeeping of the assets of the Hatteras Cayman Fund at UMB N.A. ("UMB"), with the principal place of business at 1010 Grand Boulevard, Kansas City, Missouri 64106, as custodian of the Hatteras Cayman Fund. At the Effective Time, the Topiary Cayman Fund shall endorse and deliver, or transfer by appropriate transfer or assignment documents, such certificates and other written instruments as of the Effective Time for the account of the Hatteras Cayman Fund in proper form for transfer and in such condition as to constitute good delivery thereof in accordance with the customs of brokers. PFPC shall deliver other Assets to those Persons who have primary responsibility for the safekeeping of the Hatteras Cayman Fund at UMB as of the Effective Time by book entry, in accordance with the customary practices of UMB Bank and of each securities depository (as defined in Rule 17f-4 and Rule 17f-7 under the 1940 Act) in which such Assets are held. Any cash to be transferred by the Topiary Cayman Fund to the Hatteras Cayman Fund shall be delivered by wire transfer of federal funds at the Effective Time pursuant to instructions provided by the Hatteras Cayman Fund.

     3.3 Hatteras Cayman Fund Capital Account. The Hatteras Cayman Fund shall deliver to the managing member of the Topiary Cayman Fund at the Closing a confirmation evidencing that: (a) the Hatteras Cayman Fund has established on its Books and Records a Hatteras Cayman Fund account for the Topiary Feeder Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate amount of Hatteras Ordinary Shares have been credited to the account of the Topiary Feeder Fund on the Books and Records of the Hatteras Cayman Fund pursuant to paragraph 1.4.


                                   Ex B - 5

     3.4 Postponement of Valuation Time and Effective Time. If immediately prior to the Valuation Time, in the judgment of the managing member of the Topiary Cayman Fund or Hatteras Cayman Fund, as applicable, accurate appraisal of the value of the net assets of the Topiary Cayman Fund or Hatteras Cayman Fund is impracticable, the Valuation Time and Effective Time for the Reorganization shall be postponed until such date as may be mutually agreed in writing by an authorized officer of each Party.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of the Topiary Cayman Fund. The Topiary Cayman Fund hereby represents and warrants to the Hatteras Cayman Fund as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Topiary Cayman Fund is a limited duration company duly organized, validly existing and in good standing under the Laws of the Cayman Islands and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not, individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Topiary Cayman Fund. The Topiary Cayman Fund has full power under the Topiary Governing Documents to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Topiary Cayman Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except where the failure to so obtain would not have a Material Adverse Effect on the Topiary Cayman Fund.

          (b) The execution, delivery and performance of this Agreement by the Topiary Cayman Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the managing member of the Topiary Cayman Fund. Other than the approval by the managing member of the Topiary Cayman Fund in accordance with the provisions of the Topiary Governing Documents and applicable Cayman Law, no other action on the part of the Topiary Cayman Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Topiary Cayman Fund or the consummation of the Reorganization contemplated herein. This Agreement has been duly and validly executed and delivered by the Topiary Cayman Fund, and assuming due authorization, execution and delivery hereof by the Hatteras Cayman Fund, is a legal, valid and binding obligation of the Topiary Cayman Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).


                                   Ex B - 6

          (c) The authorized capital of the Topiary Cayman Fund consists of 499,999,999 Topiary Ordinary Shares, par value $0.0001 per share and one Topiary Preferred Share, par value $0.0001 per share. The Topiary Shares have been duly established. There are no outstanding options, warrants or other rights of any kind to acquire from the Topiary Cayman Fund equity interests of or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional interests, nor is the Topiary Cayman Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any Topiary Shares. The Topiary Cayman Fund has no share certificates outstanding.

          (d) Except for the Topiary Master Fund, the Topiary Cayman Fund has no subsidiaries.

          (e) Except for consents, approvals, or waivers to be received prior to the Effective Time, the execution, delivery and performance of this Agreement by the Topiary Cayman Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Topiary Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Topiary Cayman Fund is a party or by which it is bound, (iii) result in a breach or violation by the Topiary Cayman Fund of any terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Topiary Cayman Fund has delivered to the Hatteras Cayman Fund true and complete copies of the audited statements of assets and liabilities of the Topiary Cayman Fund as of March 31, 2007 or a later date if available prior to the date hereof, and the related audited schedules of investments, statements of income and changes in net assets and financial highlights for the periods then ended.

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Topiary Cayman Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Topiary Cayman Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Topiary Cayman Fund's audited financial statements as of March 31, 2007 or in the notes thereto, or as previously disclosed in writing to the Hatteras Cayman Fund, there are no liabilities against, relating to or affecting the Topiary Cayman Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a


                                   Ex B - 7

     Material Adverse Effect on the Topiary Cayman Fund or its properties or assets. In particular, since March 31, 2007 to the best of the Topiary Cayman Fund's Knowledge and except (i) as disclosed in writing to the Hatteras Cayman Fund and (ii) for the transactions contemplated by this Agreement, there has not been any change in the financial condition, properties, assets, liabilities or business of the Topiary Cayman Fund that would have a Material Adverse Effect on the Topiary Cayman Fund or its properties or assets other than changes occurring in the ordinary course of business.

               (iv) As of the date hereof, except as previously disclosed to the Hatteras Cayman Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Topiary Cayman Fund's Knowledge, there have been no material miscalculations of the net asset value of the Topiary Cayman Fund during the twelve-month period preceding the date hereof which would have a Material Adverse Effect on the Topiary Cayman Fund or its properties or assets, and all such calculations have been made in accordance with the valuation policies as stated in the Topiary Fund Registration Statement and the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Topiary Cayman Fund as made available to the Hatteras Cayman Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Topiary Cayman Fund and the Topiary Cayman Fund's managing member. The shareholder records and other similar records of the Topiary Cayman Fund as made available to the Hatteras Cayman Fund prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the Topiary Shares.

          (h) Except as set forth in writing to the Hatteras Cayman Fund and HIP, there is no Action or Proceeding pending against the Topiary Cayman Fund or DBIM (with respect to the Topiary Cayman Fund) or, to the best of the Topiary Cayman Fund's or DBIM's Knowledge, threatened against, relating to or affecting, the Topiary Cayman Fund, or DBIM (with respect to the Topiary Cayman Fund) other than any notices naming or received by the Topiary Cayman Fund relating to the patent application filed by Man-Glenwood Lexington TEI, LLC or an affiliate thereof.

          (i) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Topiary Cayman Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

          (j) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Topiary Cayman Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the Topiary Cayman Fund's Books and Records for


                                   Ex B - 8
the payment thereof and, to the best of the Topiary Cayman Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Topiary Cayman Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of the Topiary Cayman Fund. As of the date hereof, the Topiary Cayman Fund has adequately provided for all tax liabilities on its Books and Records.

          (k) All issued and outstanding Topiary Shares have been offered and sold in compliance in all material respects with applicable registration requirements of state securities Laws, and are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Hatteras Cayman Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Topiary Cayman Fund is not subject to any "stop order" and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

          (l) Except as previously disclosed in writing to the Hatteras Cayman Fund, at the Effective Time, the Topiary Cayman Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer and, upon delivery and payment for the Assets, deliver such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, and subject to no restrictions on the subsequent transfer thereof (other than any Assets consisting of restricted securities).

          (m) The Topiary Cayman Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Topiary Cayman Fund.

          (n) The Topiary Fund has a reasonable belief that each of its shareholders is an "accredited investor" as defined in Rule 501 under the 1933 Act and a "qualified client" as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

          (o) Except as disclosed in writing to the Hatteras Cayman Fund, to the best of the Topiary Cayman Fund's Knowledge, no events have occurred and no issues, conditions or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Topiary Cayman Fund.

     4.2 Representations and Warranties of the Hatteras Cayman Fund. The Hatteras Cayman Fund hereby represents and warrants to the Topiary Cayman Fund, as follows, which representations and warranties shall be true and correct on the date hereof:

          (a) The Hatteras Cayman Fund is a limited duration company duly organized, validly existing and in good standing under the Laws of the Cayman Islands and is duly qualified, licensed or admitted to do business and is in good standing as a foreign association under the Laws of each jurisdiction in which the nature of the business conducted by it makes such qualification, licensing or admission necessary, except in such jurisdictions where the failure to be so qualified, licensed or admitted and in good standing would not,


                                   Ex B - 9
individually or in the aggregate, have a Material Adverse Effect on its properties or assets or the properties or assets of the Hatteras Cayman Fund. The Hatteras Cayman Fund has full power under its Memorandum and Articles of Association, as amended from time to time (the "Hatteras Governing Documents") to conduct its business as it is now being conducted and to own the properties and assets it now owns. The Hatteras Cayman Fund has all necessary authorizations, licenses and approvals from any applicable Governmental or Regulatory Body necessary to carry on its business as such business is now being carried on except authorizations, licenses and approvals that the failure to so obtain would not have a Material Adverse Effect on the Hatteras Cayman Fund.

          (b) The execution, delivery and performance of this Agreement by the Hatteras Cayman Fund and the consummation of the transactions contemplated herein have been duly and validly authorized by the managing member of the Hatteras Cayman Fund. Except for consents, approvals, waivers or amendments to be received prior to the Effective Time, no other action on the part of the Hatteras Cayman Fund or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Hatteras Cayman Fund or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Hatteras Cayman Fund, and assuming due authorization, execution and delivery hereof by the Topiary Cayman Fund, is a legal, valid and binding obligation of the Hatteras Cayman Fund, enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights, to general equity principles and to any limitations on indemnity as may be required under federal and state securities Laws).

          (c) The authorized capital of the Hatteras Cayman Fund consists of 499,999,999 Hatteras Ordinary Shares, par value $0.0001 per share and one Hatteras Preferred Share, par value $0.0001 per share. The Hatteras Shares have been duly established. There are no outstanding options, warrants or other rights of any kind to acquire from the Hatteras Cayman Fund equity interests of or securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any such additional interests, nor is the Hatteras Cayman Fund committed to issue any share appreciation or similar rights or options, warrants, rights or securities in connection with any Hatteras Shares. The Hatteras Cayman Fund has no share certificates outstanding.

          (d) Except for the Hatteras Master Fund, the Hatteras Cayman Fund has no subsidiaries.

          (e) Except for consents, approvals, waivers or amendments to be received prior to the Effective Time, the execution, delivery and performance of this Agreement by the Hatteras Cayman Fund does not, and the consummation of the transactions contemplated herein will not: (i) violate or conflict with the terms, conditions or provisions of the Hatteras Governing Documents, or of any material contract, agreement, indenture, instrument, or other undertaking to which it is a party or by which it is bound, (ii) result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Hatteras Cayman Fund is a party or by which it is bound, (iii) result in a breach or violation by the Hatteras Cayman Fund of any


                                  Ex B - 10
terms, conditions, or provisions of any Law or Order, or (iv) require any consent or approval of, filing with or notice to, any Governmental or Regulatory Body.

          (f)

               (i) Prior to the execution of this Agreement, the Hatteras Cayman Fund has delivered to the Topiary Cayman Fund true and complete copies of the audited statements of assets and liabilities of the Hatteras Cayman Fund, dated as of March 31, 2007 or a later date if available prior to the date hereof.

               (ii) Except as set forth in the notes thereto, all such financial statements were prepared in accordance with U.S. generally accepted accounting principles, consistently applied throughout the periods then ended, and fairly present the financial condition and results of operations of the Hatteras Cayman Fund as of the respective dates thereof and for the respective periods covered thereby.

               (iii) To the best of the Hatteras Cayman Fund's Knowledge, except as reflected or reserved against in the statement of assets and liabilities included in the Hatteras Cayman Fund's audited financial statements as of March 31, 2007, or in the notes thereto, or as previously disclosed in writing to the Topiary Cayman Fund, there are no liabilities against, relating to or affecting the Hatteras Cayman Fund or any of its properties and assets, other than those incurred in the ordinary course of business consistent with past practice, which, individually or in the aggregate, would have a Material Adverse Effect on the Hatteras Cayman Fund or its properties or assets. In particular, since March 31, 2007, to the best of the Hatteras Cayman Fund's Knowledge and except as disclosed in writing to the Topiary Cayman Fund, there has not been any change in the financial condition, properties, assets, liabilities or business of the Hatteras Cayman Fund that would have a Material Adverse Effect on the Hatteras Cayman Fund or its properties or assets other than changes occurring in the ordinary course of business.

               (iv) As of the date hereof and during the twelve-month period preceding the date hereof, except as previously disclosed to the Topiary Cayman Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Cayman Fund's Knowledge, there have been no material miscalculations of the net asset value of the Hatteras Cayman Fund which would have a Material Adverse Effect on the Hatteras Cayman Fund or its properties or assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

          (g) The minute books and other similar records of the Hatteras Cayman Fund as made available to the Topiary Cayman Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Hatteras Cayman Fund and the managing member of the Hatteras Cayman Fund.


                                  Ex B - 11

          (h) Except as set forth in writing to the Topiary Cayman Fund and DBIM, there is no Action or Proceeding pending against the Hatteras Cayman Fund, HIP (with respect to the Hatteras Cayman Fund) or, to the best of the Hatteras Cayman Fund's or HIP's Knowledge, threatened against, relating to or affecting, the Hatteras Cayman Fund or HIP (with respect to the Hatteras Cayman Fund).

          (i) No agent, broker, finder or investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Hatteras Cayman Fund in connection with the negotiation, execution or performance of this Agreement or any other agreement contemplated hereby, or the consummation of the transactions contemplated hereby, is or will be entitled to any broker's or finder's or similar fees or other commissions as a result of the consummation of such transactions.

          (j) As of the date hereof, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Hatteras Cayman Fund required by Law to have been filed by such date (including any extensions) have been filed and are correct in all material respects, and all federal and other taxes shown as due on such returns and reports have been paid or provision has been made on the respective Fund's Books and Records for the payment thereof and, to the best of the Hatteras Cayman Fund's Knowledge, no such return is currently under audit or has been threatened with an audit and no assessment has been asserted with respect to such returns. To the Hatteras Cayman Fund's Knowledge, there are no levies, liens, or other encumbrances relating to taxes existing, threatened or pending with respect to the properties or assets of the Hatteras Cayman Fund. As of the date hereof, the Hatteras Cayman Fund has adequately provided for all tax liabilities on its Books and Records.

          (k) All issued and outstanding Hatteras Shares have been offered and sold in compliance in all material respects with applicable registration requirements of state securities Laws, are registered under the Laws of all jurisdictions in which registration is or was required, except as may have been previously disclosed to the Topiary Cayman Fund in writing. Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid. The Hatteras Cayman Fund is not subject to any "stop order" and is, and was, fully qualified to sell its shares in each jurisdiction in which such shares are being, or were, registered and sold.

          (l) The Hatteras Shares to be issued and delivered to the Topiary Cayman Fund (and to be distributed immediately thereafter to the Topiary Feeder Fund) pursuant to the terms of this Agreement will have been duly authorized at the Effective Time and no shareholder of the Hatteras Cayman Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (m) The Hatteras Cayman Fund has, since its inception, complied in all material respects with all applicable laws, rules and regulations, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect on the Hatteras Cayman Fund.

          (n) Except as disclosed in writing to the Topiary Cayman Fund, to the best of the Hatteras Cayman Fund's Knowledge, no events have occurred and no issues, conditions


                                  Ex B - 12
or facts have arisen which either individually or in the aggregate have had a Material Adverse Effect on the Hatteras Cayman Fund.


                                  ARTICLE V

                           COVENANTS AND AGREEMENTS

     5.1 Conduct of Business. After the date of this Agreement and at or prior to the Effective Time, the Topiary Cayman Fund and the Hatteras Cayman Fund will conduct the businesses of the Topiary Cayman Fund and the Hatteras Cayman Fund, respectively, only in the ordinary course and in accordance with this Agreement. It is understood that such ordinary course of business shall include (a) payment of customary distributions; and (b) the continued good faith performance by the investment adviser, administrator, distributor and other service providers of their respective responsibilities in accordance with their agreements with the Topiary Cayman Fund or the Hatteras Cayman Fund, as applicable, and applicable Law. No Party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

     5.2 Information.

          (a) The Topiary Cayman Fund and the Hatteras Cayman Fund will furnish to one another, and the other's accountants, legal counsel and other representatives, throughout the period prior to and up to the Effective Time, all documents and other information concerning the Topiary Cayman Fund and the Hatteras Cayman Fund, respectively, and their business and properties as may reasonably be requested by the other Party. Each Party shall make its employees and officers available on a mutually convenient basis to provide an explanation of any documents or information provided hereunder to the extent, if any, that such Party's employees are familiar with such documents or information.

          (b) Beginning with the commencement of this Agreement, by or on the fifteenth Business Day of each month ending prior to the Effective Time, the Topiary Cayman Fund will provide the Hatteras Cayman Fund with the prior month's accrued liability/expense account reconciliation, monthly statement, trial balance, income statement, balance sheet and schedule of investments.

     5.3 Notice of Material Changes. Each Party will notify the other Party of any event causing a Material Adverse Effect to such Party as soon as practicable following such Party's Knowledge of any event causing such a Material Adverse Effect.

     5.4 Financial Statements. At the Closing, the Topiary Cayman Fund will deliver to the Hatteras Cayman Fund an unaudited statement of assets and liabilities of the Topiary Cayman Fund, together with a schedule of portfolio investments as of and for the interim period ending at the Valuation Time. These financial statements will present fairly the financial position and portfolio investments of the Topiary Cayman Fund as of the Valuation Time in conformity with U.S. generally accepted accounting principles applied on a consistent


                                  Ex B - 13
basis, and there will be no material contingent liabilities of the Topiary Cayman Fund not disclosed in said financial statements. These financial statements shall be certified by an officer of the managing member of the Topiary Cayman Fund as, to the best of his or her Knowledge, complying with the requirements of the preceding sentence. At the Closing, the Hatteras Cayman Fund will deliver to the Topiary Cayman Fund an unaudited statement of assets and liabilities of the Hatteras Cayman Fund (including a schedule of portfolio investments) meeting the requirements of the preceding three sentences, except that they shall be certified by an officer of the Hatteras Cayman Fund's managing member.

     5.5 Other Necessary Action. The Topiary Cayman Fund and the Hatteras Cayman Fund will each take all necessary action and use its reasonable best efforts to complete all filings, obtain all governmental and other consents and approvals and satisfy any other provision required for consummation of the transactions contemplated by this Agreement.

     5.6 Books and Records. Upon reasonable notice, each Party will make available to the other Party for review any Books and Records which are reasonably requested by such other Party in connection with this Reorganization.

     5.7 Issued Shares. The Hatteras Shares to be issued and delivered to the Topiary Cayman Fund (and to be distributed immediately thereafter to its shareholder) pursuant to this Agreement, will have been duly authorized at the Effective Time. No shareholder of the Hatteras Cayman Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof. The shareholders of the Topiary Cayman Fund shall not pay any placement fee in connection with the Reorganization.

     5.8 General Solicitation. Neither the Topiary Cayman Fund nor DBIM will engage in any form of general solicitation or advertising in performing its duties under this Agreement or otherwise in connection with the Reorganization. This prohibition includes, but is not limited to, any mass mailing, any advertisement, article or notice published in any magazine, newspaper or newsletter, and any seminar or meeting where the attendees are invited by any mass mailing, general solicitation or advertising. Related to this prohibition, neither the Topiary Cayman Fund nor DBIM will mention the Hatteras Cayman Fund, HIP or the Reorganization in any public medium, including any newspaper, on radio or television, by electronic communication, or otherwise.

     5.9 Tax Information. DBIM and the Topiary Cayman Fund will provide the Hatteras Cayman Fund correct information as to the adjusted tax basis of the Topiary Cayman Fund's assets, the tax basis of the capital accounts of its members, the tax identification of its members and such other tax information as the Hatteras Cayman Fund shall reasonably request.

     5.10 Reporting. The Parties agree that the Hatteras Cayman Fund is the larger fund and that its current shareholders will own more than 50% of the Hatteras Cayman Fund after the Reorganization. Accordingly, pursuant to
Section 708 of the Internal Revenue Code of 1986, as amended, the Topiary Cayman Fund shall terminate and its taxable year will end on the day of the Closing. DBIM shall cause the tax returns for all periods ending on or before the


                                  Ex B - 14
day of the Closing to be properly prepared and filed and all required information provided to the members of the Topiary Cayman Fund.


                                  ARTICLE VI

                             CONDITIONS PRECEDENT

     6.1 Conditions Precedent to Obligations of the Topiary Cayman Fund. The obligation of the Topiary Cayman Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Hatteras Cayman Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Topiary Cayman Fund in writing:

          (a) All representations and warranties of the Hatteras Cayman Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Hatteras Cayman Fund shall be given a period of the lesser of: (1) 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Hatteras Cayman Fund shall have furnished to the Topiary Cayman Fund the opinion of Walkers dated as of the Effective Time, substantially to the effect that:

               (i) the Hatteras Cayman Fund is a limited duration company, validly existing and in good standing under Cayman Law, and has power under the Hatteras Governing Documents to conduct its business and own its assets;

               (ii) the Hatteras Ordinary Shares to be issued and delivered by the Hatteras Cayman Fund pursuant to this Agreement have been duly authorized for issuance and no preemptive rights exist with respect to any such interests or the issue or delivery thereof;

               (iii) except as disclosed in writing to the Topiary Cayman Fund, such counsel knows of no material legal proceedings pending or threatened against the Hatteras Cayman Fund;

               (iv) this Agreement was duly authorized, executed and delivered under the applicable Laws of the Cayman Islands by the Hatteras Cayman Fund and, assuming due authorization, execution and delivery by the Topiary Cayman Fund, constitutes a valid and legally binding obligation of the Hatteras Cayman Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;


                                  Ex B - 15

               (v) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Hatteras Governing Documents or any material agreement or instrument known to such counsel to which the Hatteras Cayman Fund is a party or by which any properties belonging to the Hatteras Cayman Fund may be bound;

              (vi) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Hatteras Cayman Fund of any terms, conditions, or provisions of any federal securities Law or Cayman Law; and

               (vii) to the Knowledge of such counsel, no consent, approval, authorization, or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under Cayman Law.

     In rendering such opinion, Walkers may rely upon certificates of officers of the Hatteras Cayman Fund and of public officials as to matters of fact.

     Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Topiary Cayman Fund; and shall state that such opinion is solely for the benefit of the Topiary Cayman Fund and its managing member.

          (c) The Hatteras Cayman Fund shall have furnished to the Topiary Cayman Fund a certificate of the Hatteras Cayman Fund, signed by the managing member of the Hatteras Cayman Fund, dated as of the Effective Time, to the effect that they have examined this Agreement and that:

               (i) the representations and warranties of the Hatteras Cayman Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Hatteras Cayman Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and

               (ii) since the date of the most recent financial statements of the Hatteras Cayman Fund, there has been no Material Adverse Effect on the business or properties of the Hatteras Cayman Fund (other than changes in the ordinary course of business, including, without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement.

          (d) At the Valuation Time and Effective Time, except as previously disclosed to the Topiary Cayman Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Hatteras Cayman Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Hatteras Cayman Fund


                                  Ex B - 16
during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all liabilities chargeable to the Hatteras Cayman Fund which are required to be reflected in the net asset value of the Hatteras Cayman Fund in accordance with applicable Law will be reflected in the net asset value of the Hatteras Cayman Fund.

          (e) The managing member of the Topiary Cayman Fund shall have received the confirmation from the Hatteras Cayman Fund required under paragraph 3.3 of this Agreement.

          (f) The Hatteras Cayman Fund shall have duly executed and delivered to the Topiary Cayman Fund such assumptions of Liabilities and other instruments as the Topiary Cayman Fund may reasonably deem necessary or desirable to evidence the transactions contemplated by this Agreement, including the assumption of all of the Liabilities of the Topiary Cayman Fund, other than the Excluded Liabilities.

          (g) The Topiary Cayman Fund shall have completed to its satisfaction its due diligence review of the Hatteras Cayman Fund.

     6.2 Conditions Precedent to Obligations of the Hatteras Cayman Fund. The obligation of the Hatteras Cayman Fund to conclude the transactions provided for herein shall be subject, at its election, to the performance by the Topiary Cayman Fund of all of the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, to the following further conditions unless waived by the Hatteras Cayman Fund in writing:

          (a) All representations and warranties of the Topiary Cayman Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at and as of the Effective Time; provided that the Topiary Cayman Fund shall be given a period of the lesser of: (1) 10 Business Days from the date on which any such representation or warranty shall not be true and correct in all material respects; and (2) the number of Business Days remaining before the Closing to cure such condition.

          (b) The Topiary Cayman Fund shall have furnished to the Hatteras Cayman Fund the opinion of Walkers dated as of the Effective Time, substantially to the effect that:

               (i) the Topiary Cayman Fund is a limited duration company, validly existing and in good standing under Cayman Law, and has power under the Topiary Governing Documents to conduct its business and own its assets;

               (ii) except as disclosed in writing to the Hatteras Cayman Fund, such counsel knows of no material legal proceedings pending or threatened against the Topiary Cayman Fund;


                                  Ex B - 17

               (iii) this Agreement was duly authorized, executed and delivered under the applicable Laws of the Cayman Islands by the Topiary Cayman Fund and, assuming due authorization, execution and delivery by the Hatteras Cayman Fund, constitutes a valid and legally binding obligation of the Topiary Cayman Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors' rights generally and to general equity principles;

               (iv) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material breach of the terms or provisions of, or constitute a material default under, the Topiary Governing Documents or any material agreement or instrument known to such counsel to which the Topiary Cayman Fund is a party or by which any properties belonging to the Topiary Cayman Fund may be bound;

               (v) the execution and delivery of this Agreement did not and the consummation of the transactions herein contemplated will not conflict with or result in a material violation by the Topiary Cayman Fund of any terms, conditions, or provisions of Cayman Law; and

               (vi) to the Knowledge of such counsel, no consent, approval, authorization or other action by or filing with any Governmental or Regulatory Body is required in connection with the consummation of the transactions herein contemplated, except such as have been obtained or made under Cayman Law.

     In rendering such opinion, Walkers may rely upon certificates of officers of the Topiary Cayman Fund and of public officials as to matters of fact.

     Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Hatteras Cayman Fund; and shall state that such opinion is solely for the benefit of the Hatteras Cayman Fund and its managing member.

          (c) The Topiary Cayman Fund shall have furnished to the Hatteras Cayman Fund the unaudited statements required by paragraph 5.4.

          (d) The Topiary Cayman Fund shall have furnished to the Hatteras Cayman Fund a certificate of Topiary Cayman Fund, signed by the managing member of the Topiary Cayman Fund, dated as of the Effective Time, to the effect that they have examined this Agreement and that:

               (i) the representations and warranties of the Topiary Cayman Fund in this Agreement are true and correct in all material respects on and as of the Effective Time and the Topiary Cayman Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Effective Time; and


                                  Ex B - 18

               (ii) since the date of the most recent financial statements of the Topiary Cayman Fund, there has been no Material Adverse Effect on the business or properties of the Topiary Cayman Fund (other than changes in the ordinary course of business, including, without limitation, distributions in the ordinary course and changes in net asset value), except as set forth in or contemplated in the Proxy Statement (or any supplement thereto).

          (e) The Topiary Cayman Fund shall have duly executed and delivered to the Hatteras Cayman Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Topiary Cayman Fund's custodian and instructions to the Hatteras Cayman Fund's administrator ("Transfer Documents") as the Hatteras Cayman Fund may reasonably deem necessary or desirable to evidence the transfer to the Hatteras Cayman Fund of all of the right, title and interest of the Topiary Cayman Fund in and to the Assets of the Topiary Cayman Fund. The Assets of the Topiary Cayman Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (f) The Hatteras Cayman Fund shall have received: (i) a certificate of an authorized signatory of PFPC, as custodian for the Topiary Cayman Fund, stating that the Assets of the Topiary Cayman Fund have been delivered to the Hatteras Cayman Fund; (ii) a certificate of an authorized signatory from UMB, as custodian for the Hatteras Cayman Fund, stating that the Assets of the Topiary Cayman Fund have been received; and (iii) a certificate of an authorized signatory of the Topiary Cayman Fund confirming that the Topiary Cayman Fund has delivered its records containing the names and addresses of the record holders of the Topiary Cayman Fund and the number of Topiary Shares owned by each such holder as of the close of business at the Valuation Time.

          (g) At the Valuation Time and Effective Time, except as previously disclosed to the Hatteras Cayman Fund in writing, and except as have been corrected as required by applicable Law, and to the best of the Topiary Cayman Fund's Knowledge, there shall have been no material miscalculations of the net asset value of the Topiary Cayman Fund during the twelve-month period preceding the Valuation Time and Effective Time, and all such calculations shall have been made in accordance with the applicable provisions of the 1940 Act. At the Valuation Time and Effective Time, all Liabilities chargeable to the Topiary Cayman Fund which are required to be reflected in the net asset value of the Topiary Cayman Fund in accordance with applicable Law will be reflected in the net asset value of the Topiary Cayman Fund.

          (h) The Hatteras Cayman Fund shall have completed to its satisfaction its due diligence review of the Topiary Cayman Fund.

          (i) Each Party has received assurance that: (1) no claims for damages (liquidated or otherwise) will arise as a result of termination of any service provider contracts; and (2) a final invoice with respect to each service provider contract that has been terminated will be delivered within 30 calendar days of the Closing.


                                  Ex B - 19

     6.3 Other Conditions Precedent. Unless waived in writing by the Parties with the consent of their respective managing members, the consummation of the Reorganization is subject to the fulfillment, prior to or at the Effective Time, of each of the following conditions:

          (a) Each of the Master Fund Reorganization and the Feeder Fund Reorganization shall have been approved by the requisite vote of the holders of the outstanding interests of the Topiary Master Fund and the Topiary Feeder Fund, respectively, in accordance with applicable Law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Topiary Cayman Fund nor the Hatteras Cayman Fund may waive the conditions set forth in this paragraph 6.3(a).

          (b) No Action or Proceeding against the Topiary Cayman Fund or the Hatteras Cayman Fund or their respective managing members shall be threatened in writing or pending before any court or other Governmental or Regulatory Body in which it will seek, or seeks to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby.


                                 ARTICLE VII

                                   EXPENSES

     The Topiary Cayman Fund and the Hatteras Cayman Fund will not bear any fees or expenses in connection with the transactions contemplated by this Agreement; provided, however, that any redemption charges or similar fees incurred in connection with liquidating portfolio securities of the Topiary Cayman Fund will be borne by the Topiary Cayman Fund and/or DBIM as the Topiary Cayman Fund and DBIM shall agree. Except as noted above, the responsibility for payment of all of the fees and expenses in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be allocated between DBIM and HIP (or any Affiliate thereof) as DBIM and HIP shall agree.


                                 ARTICLE VIII

                          AMENDMENTS AND TERMINATION

     8.1 Amendments. The Parties may amend this Agreement in such manner as may be agreed upon, whether before or after the meeting of members of the Topiary Cayman Fund at which action upon this Agreement and the transactions contemplated hereby is to be taken. Nothing in this paragraph 8.1 shall be construed to prohibit the Parties from amending this Agreement to change the Valuation Time or Effective Time.

     8.2 Termination. Notwithstanding anything in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Effective
Time:


                                  Ex B - 20

          (a) by the mutual written consent of the Parties;

          (b) by the Topiary Cayman Fund (i) following a material breach by the Hatteras Cayman Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Hatteras Cayman Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.1 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or (iii) upon the occurrence of an event which has a Material Adverse Effect upon the Hatteras Cayman Fund;

          (c) by the Hatteras Cayman Fund (i) following a material breach by the Topiary Cayman Fund of any of its representations, warranties or covenants contained in this Agreement, provided that the Topiary Cayman Fund shall have been given a period of the lesser of: (1) 10 Business Days from the date of the occurrence of such material breach; and (2) the number of Business Days remaining before the Closing to cure such breach and shall have failed to do so; (ii) if any of the conditions set forth in paragraphs 6.2 and 6.3 are not satisfied as specified in said paragraphs on or before December 31, 2007; or
(iii) upon the occurrence of an event which has a Material Adverse Effect upon the Topiary Cayman Fund;

          If a Party terminates this Agreement in accordance with this paragraph 8.2, in the absence of willful default there shall be no liability for damages on the part of any Party, or the managers/directors or officers of such Party. In the event of willful default, all remedies at Law or in equity of the Party adversely affected shall survive.


                                  ARTICLE IX

                          PUBLICITY; CONFIDENTIALITY

     9.1 Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Parties mutually shall agree in writing, provided that nothing herein shall prevent either Party from making such public announcements as may be required by Law, in which case the Party issuing such statement or communication shall advise the other Party prior to such issuance.

     9.2 Confidentiality. (a) The Parties, HIP and DBIM (for purposes of this paragraph 9.2, the "Protected Persons") will hold, and will cause their board members, managing members, officers, employees, representatives, agents and Affiliated Persons to hold, in strict confidence, and not disclose to any other Person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to Governmental or Regulatory Bodies, and, where necessary, to any other Person in connection with the obtaining of consents or waivers as contemplated by this Agreement;
(ii) if required by court order or decree or applicable Law; (iii) if it is publicly


                                  Ex B - 21
available through no act or failure to act of such Party; (iv) if it was already known to such Party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

          (b) In the event of a termination of this Agreement, the Parties, HIP and DBIM agree that they along with their board members, managing members, employees, representative agents and Affiliated Persons shall, and shall cause their Affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other Persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and Affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable Law; (ii) if it is publicly available through no act or failure to act of such Party; (iii) if it was already known to such Party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.


                                  ARTICLE X

                                 MISCELLANEOUS

     10.1 Entire Agreement. This Agreement (including any schedules delivered pursuant hereto, which are a part hereof) constitutes the entire agreement of the Parties with respect to the matters covered by this Agreement. This Agreement supersedes any and all prior understandings, written or oral, between the Parties and may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by an authorized executive officer of the Party against which enforcement of the amendment, modification, waiver, discharge or termination is sought.

     10.2 Notices. All notices or other communications under this Agreement shall be in writing and sufficient if delivered personally, by overnight courier, by facsimile, telecopied (if confirmed) or sent via registered or certified mail, postage prepaid, return receipt requested, addressed as follows (notices or other communication sent via e-mail shall not constitute notice):


                                  Ex B - 22

     If to the Topiary Cayman Fund or DBIM:

     Topiary Offshore Fund for Benefit Plan Investors LDC
     345 Park Avenue
     New York, NY  10154
     Attention: John H. Kim, Esq.
     Telephone No.: (212) 454-3000
     Facsimile No.: (732) 460-6825
     E-mail: john.kim@db.com

     With copies (which shall not constitute notice) to:

     Sidley Austin LLP (counsel to the Topiary Cayman Fund)
     787 Seventh Avenue
     New York, NY  10019
     Attention:  John A. MacKinnon, Esq.
     Telephone No.: (212) 839-5400
     Facsimile No.: (212) 839-5599
     E-mail: jmackinnon@sidley.com

     If to Hatteras Cayman Fund or HIP:

     Hatteras Multi-Strategy Offshore Fund, LDC
     8540 Colonnade Center Drive
     Suite 401
     Raleigh, NC  27615
     Attention: J. Michael Fields
     Telephone No.: (919) 846-2324
     Facsimile No.: (919) 846-3433
     E-mail: mike.fields@hatterasip.com

     With a copy (which shall not constitute notice) to:

     Drinker Biddle & Reath LLP (counsel to Hatteras Cayman Fund)
     One Logan Square
     18th & Cherry Streets
     Philadelphia, PA  19103-6996
     Attention:  Michael P. Malloy, Esq.
     Telephone No.:  (215) 988-2978
     Facsimile No.:  (215) 988-2757
     E-mail:  Michael.Malloy@dbr.com

     10.3 Waiver. The failure of either Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either Party thereafter to enforce each and every such provision. No waiver of any breach of


                                  Ex B - 23
this Agreement shall be held to be a waiver of any other or subsequent breach. Except as provided in paragraph 6.3(a), a Party may waive any condition to its obligations hereunder (such waiver to be in writing and authorized by an authorized signatory of the waiving Party).

     10.4 Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either Party without the written consent of the other Party. Nothing herein express or implied is intended to or shall confer any rights, remedies or benefits upon any Person other than the Parties hereto.

     10.5 Survival. Except as provided in the next sentence, the respective representations, warranties and covenants contained in this Agreement and in any certificates or other instruments exchanged at the Effective Time as provided in Article VI hereto shall not survive the consummation of the transactions contemplated hereunder. The covenants in paragraphs 1.3, 1.5, 5.6, 5.8, 5.09, 9.2, 10.9, and this paragraph 10.5 and Article VII shall survive the consummation of the transactions contemplated hereunder.

     10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.7 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     10.8 Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to its principles of conflicts of Laws.

     10.9 Further Assurances. Subject to the terms and conditions herein provided, each of the Parties hereto shall use its reasonable best efforts to take, or cause to be taken, such action to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable Law to consummate and make effective the Fund Transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other Party hereto each of the items required under this Agreement as a condition to such Party's obligations hereunder. In addition, the Topiary Cayman Fund make available the Hatteras Cayman Fund at and any time after the Closing upon reasonable notice, the Books and Records of the Topiary Cayman Fund (regardless of whose possession they are in).

     10.10 Beneficiaries. Nothing contained in this Agreement shall be deemed to create rights in Persons not Parties (including, without limitation, any investor in the Hatteras Cayman Fund or the Topiary Cayman Fund).

     10.11 Validity. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by Law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such


                                  Ex B - 24
prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     10.12 Effect of Facsimile Signature. A facsimile signature of an authorized officer of a Party hereto on any Transfer Document shall have the same effect as if executed in the original by such officer.


                                  ARTICLE XI

                                  DEFINITIONS

     As used in this Agreement, the following terms have the following meanings:

     "Action or Proceeding" means any action, suit or proceeding by any Person, or any investigation or audit by any Governmental or Regulatory Body.

     "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with such first Person.

     "Agreement" has the meaning specified in the preamble.

     "Assets" means all properties and assets of every kind and description whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, but not limited to, any claims that the Topiary Cayman Fund may have against DBIM) and receivables (including dividend and interest receivable), goodwill and other intangible property, Books and Records, and all interests, rights, privileges and powers, owned by the Topiary Cayman Fund, and any prepaid expenses shown on the Topiary Cayman Fund's books at the Valuation Time, excluding (a) the estimated costs of extinguishing any Excluded Liability; (b) any reserves for payment of expenses incurred in the month ending immediately prior to the Effective Time, and (c) the Topiary Cayman Fund's rights under this Agreement.

     "Books and Records" means the Topiary Cayman Fund's or the Hatteras Cayman Fund's accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants, and other similar records) required to be maintained by the Topiary Cayman Fund or the Hatteras Cayman Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder.

     "Business Day" means a day other than Saturday, Sunday or a day on which banks located in New York City are authorized or obligated to close.

     "Cayman Law" has the meaning specified in paragraph 1.1.

     "Closing" has the meaning specified in paragraph 3.1.


                                  Ex B - 25

     "DBIM" has the meaning specified in the preamble.

     "Effective Time" has the meaning specified in paragraph 3.1.

     "Excluded Liabilities" has the meaning specified in paragraph 1.3.

     "Feeder Fund Agreement" has the meaning specified in the recitals.

     "Feeder Fund Reorganization" has the meaning specified in the recitals.

     "Governmental or Regulatory Body" means any court, tribunal, or government or political subdivision, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of any such government or political subdivision.

     "Hatteras Cayman Fund" has the meaning specified in the preamble.

     "Hatteras Fund Registration Statement" means the current registration statement on Form N-2 of the Hatteras Feeder Fund, as supplemented from time to time.

     "Hatteras Governing Documents" has the meaning specified in paragraph
4.2(a).

     "Hatteras Master Fund" has the meaning specified in the recitals.

     "Hatteras Ordinary Shares" has the meaning specified in the recitals.

     "Hatteras Preferred Share" has the meaning specified in the recitals.

     "Hatteras Shares" has the meaning specified in the recitals.

     "HIP" has the meaning specified in the preamble.

     "Investment Fund" means any privately placed investment vehicle, typically referred to as a hedge fund.

     "Knowledge" means (i) with respect to the Topiary Cayman Fund, the actual knowledge after reasonable inquiry of the Topiary Cayman Fund's directors or officers, or DBIM in its capacity as a service provider to the Topiary Cayman Fund and (ii) with respect to the Hatteras Cayman Fund, the actual knowledge after reasonable inquiry of the Hatteras Cayman Fund's directors or officers, or HIP in its capacity as a service provider to the Hatteras Cayman Fund.

     "Law" means any law, statute, rule, regulation or ordinance of any Governmental or Regulatory Body.

     "Liabilities" means all liabilities and obligations reflected on an unaudited statement of assets and liabilities of the Topiary Cayman Fund prepared by DBIM as of the Valuation Time in accordance with U.S. generally accepted accounting principles consistently applied from the


                                  Ex B - 26
prior audited reporting period and reviewed and approved by the respective treasurers of the Hatteras Cayman Fund and the Topiary Cayman Fund at the Effective Time. "Liabilities" does not include, and the Hatteras Cayman Fund shall not assume, (i) any Excluded Liabilities, (ii) any claim for damages (liquidated or otherwise) as a result of the Topiary Cayman Fund's termination of its agreements with any of its service providers, whether prior to or after the Closing, or (iii) liabilities relating to invoices from services providers representing services rendered to the Topiary Master Fund after the Effective Time.

     "Master Fund Agreement" has the meaning specified in the recitals.

     "Master Fund Reorganization" has the meaning specified in the recitals.

     "Material Adverse Effect" as to any Person means a material adverse effect on the business, results of operations or financial condition of such Person. For purposes of this definition, a decline in net asset value of the Topiary Cayman Fund or the Hatteras Cayman Fund arising out of its investment operations or declines in market values of securities in its portfolio, the discharge of liabilities, or the redemption of interests in such fund, shall not constitute a "Material Adverse Effect."

     "NYSE" has the meaning specified in paragraph 2.4.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "1933 Act" means the Securities Act of 1933, as amended.

     "1934 Act" means the Securities Exchange Act of 1934, as amended.

     "Order" means any writ, judgment, decree, injunction or similar order of any Government or Regulatory Body, in each case whether preliminary or final.

     "Party" and "Parties" each has the meaning specified in the preamble.

     "Person" means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental or Regulatory Body or other entity.

     "PFPC" has the meaning specified in paragraph 3.2.

     "Protected Persons" has the meaning specified in paragraph 9.2.

     "Proxy Statement" means the proxy statement filed or to be filed with the SEC by the Topiary Feeder Fund in connection with the Feeder Reorganization.

     "Reorganization" has the meaning specified in the recitals.

     "SEC" means the U.S. Securities and Exchange Commission.


                                  Ex B - 27

     "Topiary Cayman Fund" has the meaning specified in the preamble.

     "Topiary Fund Registration Statement" means the current registration statement on Form N-2 of the Topiary Feeder Fund as supplemented from time to time.

     "Topiary Governing Documents" has the meaning specified in paragraph 1.1.

     "Topiary Master Fund" has the meaning specified in the recitals.

     "Topiary Ordinary Shares" has the meaning specified in the recitals.

     "Topiary Preferred Share" has the meaning specified in the recitals.

     "Topiary Shares" has the meaning specified in the recitals.

     "Transfer Documents" has the meaning specified in paragraph 6.2(e).

     "UMB" has the meaning specified in paragraph 3.2.

     "Valuation Time" has the meaning specified in paragraph 2.4.


                           [SIGNATURE PAGE FOLLOWS]


                                  Ex B - 28

     IN WITNESS WHEREOF, the Parties and DBIM and HIP have caused this Agreement to be duly executed and delivered by their duly authorized officers, as of the day and year first above written.


                                    TOPIARY OFFSHORE FUND FOR BENEFIT
                                    PLAN INVESTORS (BPI) LDC


                                    By: ________________________________
                                    Name:
                                    Title:


                                    HATTERAS MULTI-STRATEGY OFFSHORE FUND, LDC


                                    By: ________________________________
                                    Name:
                                    Title:


Solely for purposes of Article VII and
Paragraphs 1.3, 4.1(h), 5.1, 5.8, 5.9, 5.10, 9.2 and 10.5


DB INVESTMENT MANAGERS, INC.


By: ________________________________
Name:
Title:


Solely for purposes of Article VII and
Paragraphs 4.2(h), 5.1, 5.8, 5.9, 9.2 and 10.5


HATTERAS INVESTMENT PARTNERS, LLC


By: ________________________________
Name:
Title:


                                  Ex B - 29